EXHIBIT 99.1


DEUTSCHE BANK                    March 27, 2002                     BEAR STEARNS
[GRAPHIC OMITTED]

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                             ----------------------

                                  $916,535,000
                                  (APPROXIMATE)

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

                             ----------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                           BEAR, STEARNS FUNDING, INC.
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                            AS MORTGAGE LOAN SELLERS

       APPROX. SIZE      INITIAL          RATINGS     SUBORDINATION              PRINCIPAL WINDOW     ASSUMED FINAL
CLASS     (FACE)    PASS-THROUGH RATE (MOODY'S/FITCH)     LEVELS      WAL (YRS.)      (MO.)         DISTRIBUTION DATE
---------------------------------------------------------------------------------------------------------------------
 A-1   $235,605,000        [ ]%           Aaa/AAA        20.000%         5.70         1-111             7/10/2011
---------------------------------------------------------------------------------------------------------------------
 A-2   $595,249,000        [ ]%           Aaa/AAA        20.000%         9.69        111-120            4/10/2012
---------------------------------------------------------------------------------------------------------------------
  B     $36,349,000        [ ]%            Aa2/AA        16.500%         9.96        120-120            4/10/2012
---------------------------------------------------------------------------------------------------------------------
  C     $22,070,000        [ ]%             A1/A+        14.375%         9.96        120-120            4/10/2012
---------------------------------------------------------------------------------------------------------------------
  D     $16,877,000        [ ]%             A2/A         12.750%         9.96        120-120            4/10/2012
---------------------------------------------------------------------------------------------------------------------
  E     $10,385,000        [ ]%             A3/A-        11.750%         9.96        120-120            4/10/2012
---------------------------------------------------------------------------------------------------------------------

DEUTSCHE BANK                                           BEAR, STEARNS & CO. INC.

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

JPMORGAN                       MERRILL LYNCH & CO.     SALOMON SMITH BARNEY INC.

Co-Manager                         Co-Manager                         Co-Manager


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

TRANSACTION FEATURES
--------------------

-    Sellers:

----------------------------------------------------------------------------
                                             NO. OF   CUT OFF DATE      % OF
                SELLERS                      LOANS    BALANCE ($)       POOL
----------------------------------------------------------------------------
General Electric Capital Corporation           94     624,269,945      60.11
German American Capital Corporation            26     233,184,944      22.45
Bear, Stearns Funding, Inc.                    13     148,041,536      14.25
Bear Stearns Commercial Mortgage, Inc.          4      33,071,218       3.18
----------------------------------------------------------------------------
TOTAL:                                        137   1,038,567,644     100.00
----------------------------------------------------------------------------

-    Loan Pool:

     o    Average Cut-off Date Balance: $7,580,786

     o    Largest Mortgage Loan by Cut-off Date Balance: $57,516,449

     o Five largest and ten largest loans: 16.5% and 27.0% of pool, respectively

     o Shadow Rating: The largest loan in the pool, which represents 5.54% of the pool, is shadow rated A3 and BBB+ by Moody's and Fitch, respectively

     o Largest Sponsor Concentration for Multiple Loans: 5.19% of pool, 3.48x Weighted average underwritten DSCR, 32.8% Weighted average cut-off date LTV, which according to Moody's and Fitch, are LTV and DSCR characteristics consistent with "Aaa/AAA" leverage

-    Credit Statistics:

     o    Weighted average underwritten DSCR of 1.48%

     o Weighted average cut-off date LTV ratio of 71.1%; weighted average balloon LTV ratio of 58.3%

- Property Types:

     o    Retail 35.95%

     o    Office 27.28%

     o    Multifamily 24.85%

     o    Self Storage 7.66%

     o    Manufactured Housing 2.47%

     o    Industrial 1.28%

     o    Hotel 0.50%

                                [graphic omitted]

-    Call Protection: (as applicable)

     o 93.20% of the pool (132 loans) have a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions.

     o 6.27% of the pool (4 loans) have a lockout period ranging from 12 to 60 payments from origination, then yield maintenance.

     o 0.52% of the pool (1 loan) provides for yield maintenance with no lockout period.

- Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------------------------------------------------------------
                   INITIAL                                                         PRINCIPAL       ASSUMED FINAL       INITIAL
                 CERTIFICATE   SUBORDINATION       RATINGS        AVERAGE LIFE      WINDOW         DISTRIBUTION     PASS-THROUGH
CLASS             BALANCE(1)       LEVELS      (MOODY'S/FITCH)      (YRS.)(2)      (MO.)(2)          DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------
A-1            $  235,605,000      20.000%       Aaa / AAA             5.70           1-111        7/10/2011           [_]%
---------------------------------------------------------------------------------------------------------------------------------
A-2            $  595,249,000      20.000%       Aaa / AAA             9.69          111-120       4/10/2012           [_]%
---------------------------------------------------------------------------------------------------------------------------------
B              $   36,349,000      16.500%       Aa2 / AA              9.96          120-120       4/10/2012           [_]%
---------------------------------------------------------------------------------------------------------------------------------
C              $   22,070,000      14.375%        A1 / A+              9.96          120-120       4/10/2012           [_]%
---------------------------------------------------------------------------------------------------------------------------------
D              $   16,877,000      12.750%        A2 / A               9.96          120-120       4/10/2012           [_]%
---------------------------------------------------------------------------------------------------------------------------------
E              $   10,385,000      11.750%        A3 / A-              9.96          120-120       4/10/2012           [_]%
---------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES(4)
--------------------

---------------------------------------------------------------------------------------------------------------------------------
                   INITIAL                                                         PRINCIPAL       ASSUMED FINAL       INITIAL
                 CERTIFICATE   SUBORDINATION   RATINGS (MOODY'S   AVERAGE LIFE  NOTIONAL WINDOW    DISTRIBUTION     PASS-THROUGH
CLASS             BALANCE(1)(5)    LEVELS         / FITCH)          (YRS.)(2)      (MO.)(2)          DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------
X-1            $1,038,567,644                     Aaa / AAA                                        3/10/2017           Variable
---------------------------------------------------------------------------------------------------------------------------------
X-2            $  825,087,000                     Aaa / AAA                                        4/10/2009           Variable
---------------------------------------------------------------------------------------------------------------------------------
F              $   12,983,000      10.500%       Baa1 / BBB+           9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
G              $   18,174,000       8.750%       Baa2 / BBB            9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
H              $   10,386,000       7.750%       Baa3 / BBB-           9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
J              $   18,175,000       6.000%        Ba1 / BB+            9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
K              $   16,877,000       4.375%        Ba2 / BB             9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
L              $    6,491,000       3.750%        Ba3 / BB-            9.96          120-120       4/10/2012           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
M              $    7,789,000       3.000%         B1 / B+             10.16         120-129       1/10/2013           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
N              $   10,386,000       2.000%         B2 / B              11.62         129-150       10/10/2014          [ ]%
---------------------------------------------------------------------------------------------------------------------------------
O              $    5,193,000       1.500%         B3 / B-             12.86         150-159       7/10/2015           [ ]%
---------------------------------------------------------------------------------------------------------------------------------
P              $   15,578,644       0.000%         NR / NR             14.18         159-179       3/10/2017           [ ]%
---------------------------------------------------------------------------------------------------------------------------------


Notes:    (1)  Subject to a permitted variance of plus or minus 10%.

          (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (3) The Class A-1 Certificates will accrue interest at a fixed rate. The Class A-2, B, C, D, E, F, G and H Certificates will accrue interest at either (i) at a fixed rate, (ii) at a fixed rate subject to a Net WAC cap, (iii) at a rate equal to the Net WAC less a specified percentage or (iv) at a rate equal to the Net WAC. The Class J, K, L, M, N, O and P Certificates with accrue interest at a fixed rate subject to a Net WAC Cap.

          (4)  Certificates to be offered privately pursuant to Rule 144A.

          (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class X-2 Notional Amount at any time on or before the Distribution Date occurring in August 2005 is equal to the sum of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the deemed Certificate Balance of a component (the "Class A-1B Component") of the Class A-1 Certificates representing an initial Certificate Balance equal to [$113,000,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-1A Component"), representing an initial Certificate Balance equal to [$122,605,000] has been reduced to zero. After the August 2005 Distribution Date and on or before the Distribution Date occurring in April 2007 the Class X-2 Notional Amount is equal to the sum of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates. After the April 2007 Distribution Date and on or before the Distribution Date occurring in April 2009 the Class X-2 Notional Amount is equal to the sum of the Certificate Balances of the Class B, Class C, Class D, Class E and Class F Certificates and the deemed Certificate Balance of a component (the "Class A-2B Component") of the Class A-2 Certificates representing an initial Certificate Balance equal to [$515,400,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-2A Component"), representing an initial Certificate Balance equal to [$79,849,000] has been reduced to zero and (ii) the deemed Certificate Balance of a component (the "Class G-B Component") of the Class G Certificates representing an initial Certificate Balance equal to [$2,400,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class G-A Component"), representing an initial Certificate Balance equal to [$15,774,000] has been reduced to zero. After April 2009 the Notional Amount of the Class X-2 Certificates will be equal to zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

I.   ISSUE CHARACTERISTICS
     ---------------------
      ISSUE TYPE:              Public: Classes A-1, A-2, B, C, D and E (the
                               "Offered Certificates").

                               Private (Rule 144A): Classes X-1, X-2, F, G, H, J, K, L, M, N, O and P.

      SECURITIES OFFERED:      $916,535,000 monthly pay, multi-class, sequential
                               pay commercial mortgage REMIC Pass-Through
                               Certificates, consisting of six fixed-rate principal and interest classes (Classes A-1, A-2, B, C, D and E).

      SELLERS: General Electric Capital Corporation; German American Capital Corporation; Bear, Stearns Funding, Inc.; and Bear Stearns Commercial Mortgage, Inc.

      CO-LEAD BOOKRUNNING
      MANAGERS:                Deutsche Bank Securities Inc. and Bear, Stearns &
                               Co., Inc.

      CO-MANAGERS:             J.P. Morgan Securities Inc., Merrill Lynch & Co.
                               and Salomon Smith Barney Inc.

      MASTER SERVICER:         GEMSA Loan Services, L.P.

      PRIMARY SERVICER:        GEMSA Loan Services, L.P.

      SPECIAL SERVICER:        GMAC Commercial Mortgage Corporation

      TRUSTEE:                 Wells Fargo Bank Minnesota, N.A.

      CUT-OFF DATE:            April 1, 2002.

      EXPECTED CLOSING DATE:   On or about April 24, 2002.

      DISTRIBUTION DATES:      The 10th of each month, commencing in May 2002
                               (or if the 10th is not a business day, the next succeeding business day).

      MINIMUM DENOMINATIONS:   $10,000 for the Offered Certificates and in
                               multiples of $1 thereafter.

      SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds,
                               with accrued interest.

      ERISA/SMMEA STATUS:      Classes A-1, A-2, B, C, D and E are expected to
                               be ERISA eligible. No Class of Certificates is SMMEA eligible.

      RATING AGENCIES:         The Offered Certificates will be rated by Moody's
                               and Fitch.

      RISK FACTORS:            THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                               NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                               FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                               THE "RISK FACTORS" SECTION OF THE PROSPECTUS.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

II.  STRUCTURE CHARACTERISTICS

The Class A-1 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-2, B, C, D, E, F, G and H Certificates will accrue interest either (i) at a fixed rate, (ii) at a fixed rate subject to a Net WAC cap, (iii) at a rate equal to the Net WAC less a specified percentage or (iv) at a rate equal to the Net WAC. The Class J, K, L, M, N, O and P Certificates with accrued interest at a fixed rate subject to a Net WAC Cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

Class A-1            Aaa / AAA    [graphic ommitted]  $235.6MM  [legend omitted]
                       [TBD%]
Class A-2            Aaa / AAA    [graphic ommitted]  $595.2MM
                       [TBD%]
Class B               Aa2 / AA    [graphic ommitted]  $36.3MM
                       [TBD%]
Class C               A1 / A+     [graphic ommitted]  $22.1MM
                       [TBD%]
Class D                A2 / A     [graphic ommitted]  $16.9MM
                       [TBD%]
Class E               A3 / A-     [graphic ommitted]  $10.4MM
                       [TBD%]
Class F(1)          Baa1 / BBB+   [graphic ommitted]  $13.0MM
                       [TBD%]
Class G(1)           Baa2 / BBB   [graphic ommitted]  $18.2MM
                       [TBD%]
Class H(1)          Baa3 / BBB-   [graphic ommitted]  $10.4MM
                       [NWAC]
Classes J-P(1)    Ba1 / BB+ to NR [graphic ommitted]  $80.5MM
                       [TBD%]

                                  NR=NOT RATED

                  (1) Offered privately pursuant to Rule 144A.

(1) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class X-2 Notional Amount at any time on or before the Distribution Date occurring in August 2005 is equal to the sum of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the deemed Certificate Balance of a component (the "Class A-1B Component") of the Class A-1 Certificates representing an initial Certificate Balance equal to [$113,000,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-1A Component"), representing an initial Certificate Balance equal to [$122,605,000] has been reduced to zero. After the August 2005 Distribution Date and on or before the Distribution Date occurring in April 2007 the Class X-2 Notional Amount is equal to the sum of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates. After the April 2007 Distribution Date and on or before the Distribution Date occurring in April 2009 the Class X-2 Notional Amount is equal to the sum of the Certificate Balance of the Class B, Class C, Class D, Class E and Class F Certificates and the deemed Certificate Balance of a component (the "Class A-2B Component") of the Class A-2 Certificates representing an initial Certificate Balance equal to [$515,400,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-2A Component"), representing an initial Certificate Balance equal to [$79,849,000] has been reduced to zero and (ii) the deemed Certificate Balance of a component (the "Class G-B Component") of the Class G Certificates representing an initial Certificate Balance equal to [$2,400,000], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class G-A Component"), representing an initial Certificate Balance equal to [$15,774,000] has been reduced to zero . After April 2009 the Notional Amount of the Class X-2 Certificates will be equal to zero.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTFICATES
                                  SERIES 2002-1

III. COLLATERAL CHARACTERISTICS
     --------------------------

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
1,326,000-1,999,999                 9          14,827,026                   1.43
2,000,000-3,999,999                46         135,955,548                  13.09
4,000,000-5,999,999                29         140,893,160                  13.57
6,000,000-7,999,999                10          68,652,877                   6.61
8,000,000-9,999,999                13         115,024,544                  11.08
10,000,000-11,999,999               5          53,294,832                   5.13
12,000,000-13,999,999               5          65,991,944                   6.35
14,000,000-15,999,999               6          90,544,764                   8.72
16,000,000-17,999,999               1          16,471,319                   1.59
18,000,000-19,999,999               3          56,037,617                   5.40
20,000,000-29,999,999               7         161,774,608                  15.58
30,000,000-57,516,449               3         119,099,406                  11.47
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: $1,326,564                 Max: $57,516,449             Average: $7,580,786
--------------------------------------------------------------------------------


MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
6.1600 - 6.9999                    25         247,967,147                  23.88
7.0000 - 7.0999                    12          77,686,954                   7.48
7.1000 - 7.1999                    14          83,641,911                   8.05
7.2000 - 7.2999                    17          85,775,821                   8.26
7.3000 - 7.3999                    13         200,510,737                  19.31
7.4000 - 7.4999                    17         118,417,529                  11.40
7.5000 - 7.5999                    14          52,154,998                   5.02
7.6000 - 7.6999                    12          81,157,025                   7.81
7.7000 - 7.7999                     7          47,033,884                   4.53
7.8000 - 7.8999                     3          26,134,000                   2.52
7.9000 - 7.9999                     1           3,182,666                   0.31
8.0000 - 8.0999                     1          11,932,793                   1.15
8.8000 - 8.8999                     1           2,972,178                   0.29
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 6.1600                       Max: 8.8670                    Wtd Avg: 7.2330
--------------------------------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
19.00 - 40.00                       7          53,900,000                   5.19
40.01 - 50.00                       6          16,661,146                   1.60
50.01 - 60.00                      11          50,292,495                   4.84
60.01 - 65.00                      13          75,647,907                   7.28
65.01 - 70.00                      13          53,396,301                   5.14
70.01 - 75.00                      38         295,107,376                  28.41
75.01 - 80.00                      48         479,862,420                  46.20
80.01 - 80.59                       1          13,700,000                   1.32
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 19.19                         Max: 80.59                     Wtd Avg: 71.08
--------------------------------------------------------------------------------




STATE
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                            MORTGAGED        CUT-OFF DATE                   % OF
                           PROPERTIES        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
Texas                              21         153,959,266                   14.8
California                         22         116,930,356                   11.3
Maryland                           18         100,400,660                    9.7
Virginia                           12          75,935,007                    7.3
New Jersey                          6          70,379,785                    6.8
Florida                             9          64,997,990                    6.3
Massachussets                       5          60,012,962                    5.8
Michigan                            1          57,516,449                    5.5
New York                            7          41,240,003                    4.0
North Carolina                      6          40,130,802                    3.9
Georgia                             3          39,794,841                    3.8
Other States (c)                   33         217,269,523                   20.9
--------------------------------------------------------------------------------
TOTAL:                            143       1,038,567,644                 100.00
--------------------------------------------------------------------------------
(c) Includes 17 states




ORIGINAL TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
56 - 60                             4          32,929,195                   3.17
61 - 84                             3          43,709,129                   4.21
85 - 120                          127         896,263,602                  86.30
121 - 180                           3          65,665,719                   6.32
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 60                             Max: 180                        Wtd Avg: 120
--------------------------------------------------------------------------------




LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
0.00   - 20.00                      3          64,985,320                   6.26
20.01 - 30.00                       3          21,200,000                   2.04
30.01 - 40.00                       6          34,927,727                   3.36
40.01 - 50.00                      13          54,057,210                   5.20
50.01 - 55.00                      16          69,512,177                   6.69
55.01 - 60.00                      13          81,768,254                   7.87
60.01 - 65.00                      20         128,664,311                  12.39
65.01 - 70.00                      50         489,915,489                  47.17
70.01 - 75.48                      13          93,537,157                   9.01
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 0.00                          Max: 75.48                     Wtd Avg: 58.34
--------------------------------------------------------------------------------



PROPERTY TYPE
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                            MORTGAGED        CUT-OFF DATE                   % OF
                           PROPERTIES        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
Retail (d)                         46         373,397,715                  35.95
Office                             28         283,342,098                  27.28
Multifamily                        33         258,065,275                  24.85
Self Storage                       26          79,593,499                   7.66
Manufactured Housing                7          25,677,364                   2.47
Industrial                          2          13,270,143                   1.28
Hotel                               1           5,221,551                   0.50
--------------------------------------------------------------------------------
TOTAL:                            143       1,038,567,644                 100.00
--------------------------------------------------------------------------------
(d) Includes anchored, shadow anchored and unanchored



REMAINING TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
56 - 60                             4          32,929,195                   3.17
79 - 84                             3          43,709,129                   4.21
100 - 120                         127         896,263,602                  86.30
176 - 179                           3          65,665,719                   6.32
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 56                             Max: 179                        Wtd Avg: 117
--------------------------------------------------------------------------------




DEBT SERVICE COVERAGE RATIOS (x)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE                   % OF
                                LOANS        BALANCE ($)                    POOL
--------------------------------------------------------------------------------
1.200 - 1.249                       9         124,441,923                  11.98
1.250 - 1.299                      33         322,915,188                  31.09
1.300 - 1.349                      26         228,985,662                  22.05
1.350 - 1.399                      20          87,040,697                   8.38
1.400 - 1.449                      11          62,647,055                   6.03
1.450 - 1.499                       4          19,740,084                   1.90
1.500 - 1.549                       5          32,689,567                   3.15
1.550 - 1.599                       6          24,188,852                   2.33
1.600 - 1.649                       2          23,242,000                   2.24
1.650 - 1.699                       3           5,633,110                   0.54
1.700 - 1.749                       1           4,047,582                   0.39
1.750 - 5.640                      17         102,995,924                   9.92
--------------------------------------------------------------------------------
TOTAL:                            137       1,038,567,644                 100.00
--------------------------------------------------------------------------------
Min: 1.22                          Max: 5.64                       Wtd Avg: 1.48
--------------------------------------------------------------------------------


LOANS WITH RESERVE REQUIREMENTS(a)
--------------------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE        CUT-OFF DATE               % OF
                                LOANS        BALANCE ($)                POOL
--------------------------------------------------------------------------------
Replacement                       118         889,397,403               85.64
Taxes                             128         945,690,479               91.06
Insurance                         109         771,244,117               74.26
TI/LC                              58         546,036,009               81.50(b)
--------------------------------------------------------------------------------
(a)  Includes loans with provisions for upfront and/or collected reserves.

(b) Percentage based only on portion of pool secured by office, retail and industrial properties.

     All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the APD for APD loans. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

IV.  LARGE LOAN DESCRIPTION
     ----------------------

                                TEN LARGEST LOANS
                                -----------------

NO. PROPERTY            CITY           STATE PROPERTY       CUT-OFF DATE  % OF     UNITS/SF  LOAN PER    U/W      CUT-OFF    BALLOON
    NAME                                     TYPE           BALANCE       POOL               UNIT/SF     DSCR     DATE LTV   LTV

1.  15555 Lundy         Dearborn       MI    Office         $57,516,449   5.54%    453,281   $126.89     1.22x(1) 76.69%     0.00%
    Parkway
2.  Scholls Ferry       Beaverton      OR    Retail/Office  $31,000,000   2.98%    203,235   $152.53     1.28x    74.70%     66.20%
    Boulevard
3.  Fresh Pond          Cambridge      MA    Retail         $30,582,957   2.94%    212,708   $143.78     1.35x    71.46%     62.98%
    Shopping Center
4.  Plaza at Cedar      Cedar Hill     TX    Retail         $27,951,483   2.69%    299,859    $93.22     1.26x    78.52%     69.24%
    Hill-MCA
5.  Inverrary Gardens   Lauderhill     FL    Multifamily    $23,984,766   2.31%        513   $46,754     1.27x    74.95%     65.35%
    Apartments
6.  Cameron Crossing    McKinney       TX    Retail         $23,864,630   2.30%    234,912   $101.59     1.26x    76.98%     68.81%
7.  38 Chauncy Street   Boston         MA    Office         $22,200,005   2.14%    130,142   $170.58     1.23x    76.95%     68.06%
8.  Rookwood Office     Norwood        OH    Office         $21,427,919   2.06%    166,148   $128.97     1.27x    77.59%     68.69%
    Tower
9.  Gates of            Arlington      VA    Multifamily    $21,345,805   2.06%        465   $45,905     1.31x    75.96%     66.19%
    Arlington
    Apartments
10. Potomac Place       Potomac        MD    Retail         $21,000,000   2.02%     79,438   $264.36     1.64x    63.06%     58.01%
    Shopping Center
    TOTAL/WEIGHTED                                          $280,874,015  27.04%                         1.30x    74.97%     52.47%
    AVERAGES

(1) DSCR is based on a structured lease to a tenant rated Baa1/BBB+/BBB+ by Moody's, S&P and Fitch, respectively, and mortgage payment schedule based on a 15 year amortization schedule, which maintains a constant DSCR of at least 1.22x throughout the entire 15 year loan term.



          SPONSOR CONCENTRATION IN EXCESS OF 5.0% FOR MULTIPLE LOANS(1)
          -------------------------------------------------------------

NO. PROPERTY            CITY           STATE PROPERTY       CUT-OFF DATE  % OF     UNITS     LOAN PER    U/W      CUT-OFF    BALLOON
    NAME                                     TYPE           BALANCE       POOL                  UNIT     DSCR     DATE LTV   LTV

1.  London Park Towers  Alexandria     VA    Multifamily    $15,000,000   1.44%    494       $30,364.37  2.81x    37.50%     31.96%
    Apartments
2.  Londonderry         Gaithersburg   MD    Multifamily    $12,000,000   1.16%    535       $22,429.91  3.39x    32.09%     27.34%
    Apartments
3.  Top of the Hill     Temple Hills   MD    Multifamily    $7,100,000    0.68%    444       $15,990.99  3.08x    35.86%     30.56%
    Apartments
4.  Kirkwood Apartments Hyattsville    MD    Multifamily    $5,700,000    0.55%    669       $8,520.18   5.64x    19.19%     16.36%
5.  Wayne Manchester    Silver Springs MD    Multifamily    $4,900,000    0.47%    229       $21,397.38  3.00x    38.28%     32.62%
    Apartments
6.  Gateway Square      Temple Hills   MD    Multifamily    $4,600,000    0.44%    297       $15,488.22  3.83x    30.87%     26.31%
    Apartments
7.  Lansdowne Village   Landover       MD    Multifamily    $4,600,000    0.44%    349       $13,180.52  3.99x    27.71%     23.62%
    Apartments
    TOTAL/WEIGHTED                                          $53,900,000   5.19%   3,017      $17,865.43  3.48x    32.81%     27.96%
    AVERAGES

(1)  These loans are not cross-collateralized or cross-defaulted.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
   SPONSOR CONCENTRATION IN EXCESS OF 5.0% FOR MULTIPLE LOANS -- KAY LOANS(2)
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================
ORIGINATOR:                            German American Capital Corporation

ORIGINAL AGGREGATE BALANCE:            $53,900,000

CUT-OFF DATE AGGREGATE BALANCE:        $53,900,000

FIRST PAYMENT DATE:                    5/01/2002

INTEREST RATE:                         6.160%

AMORTIZATION:                          360 months

APD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         4/01/2012

EXPECTED MATURITY AGGREGATE BALANCE:   $45,933,969

SPONSOR(S):                            Jack Kay and Ina Kay

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-month lockout from date of
                                       securitization with defeasance
                                       thereafter until three months
                                       prior to loan maturity.


CUT-OFF DATE LOAN PER UNIT:            $17,865.43

AGGREGATE UP-FRONT RESERVES:           RE Tax:           $860,730

                                       Insurance:        $532,395

                                       Engineering:      $77,188

AGGREGATE ONGOING RESERVES:            RE Tax:           $105,485/month

                                       Insurance:        $25,081/month

LOCKBOX:                               NAP
================================================================================




================================================================================
                              PROPERTY INFORMATION
================================================================================

SINGLE ASSET/PORTFOLIO:                Concentration of Non-Crossed Loans

PROPERTIES TYPE:                       Multifamily

PROPERTY SUB-TYPE:                     Conventional

LOCATION:                              Various

YEAR BUILT/RENOVATED:                  Various/2001

OCCUPANCY: (1)                         97.1%

AGGREGATE UNITS:                       3,017

THE COLLATERAL:                        Newly-renovated multifamily complexes
                                       located in Maryland and Virginia

OWNERSHIP INTEREST:                    Fee

PROPERTY MANAGEMENT:                   Kay Management

AGGREGATE U/W NET CASH FLOW:           $13,723,109

AGGREGATE APPRAISED VALUE:             $171,200,000

WEIGHTED-AVG CUT-OFF DATE LTV:         32.8%

WEIGHTED-AVG MATURITY DATE LTV:        28.0%

WEIGHTED-AVG U/W DSCR:                 3.48x
================================================================================
(1)  Weighted average occupancy as of 1/01/2002.

(2) The above concentration of loans are not cross-collateralized or cross-defaulted.

THE KAY LOANS

     THE LOANS. The largest sponsor concentration for multiple loans is the Kay Portfolio. The loans are evidenced by individual promissory notes secured by first priority non-cross-collateralized and non-cross-defaulted mortgages and assignments of leases on seven multifamily properties located in Virginia and Maryland. The loans have been structured with escrows for taxes and insurance. According to Moody's and Fitch, the concentration of loans has LTV and DSCR characteristics that are consistent with Aaa/AAA leveraged loans.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

                                                               CUT-OFF DATE                            CUT-OFF DATE
 LOAN/PROPERTY NAME                    CITY            STATE      BALANCE         UNITS      U/W DSCR       LTV        BALLOON LTV
------------------------------------------------------------------------------------------------------------------------------------
London  Park  Towers Apartments     Alexandria           VA     $15,000,000        494         2.81x       37.50%       31.96%

Londonderry Apartments              Gaithersburg         MD     $12,000,000        535         3.39x       32.09%       27.34%

Top of the Hill Apartments          Temple Hills         MD      $7,100,000        444         3.08x       35.86%       30.56%

Kirkwood Apartments                 Hyattsville          MD      $5,700,000        669         5.64x       19.19%       16.36%

Wayne Manchester Apartments         Silver Springs       MD      $4,900,000        229         3.00x       38.28%       32.62%

Gateway Square Apartments           Temple Hills         MD      $4,600,000        297         3.83x       30.87%       26.31%

Lansdowne Village Apartments        Landover             MD      $4,600,000        349         3.99x       27.71%       23.62%

TOTAL/WEIGHTED AVERAGES                                         $53,900,000      3,017         3.48X       32.81%       27.96%


     THE BORROWERS. The borrowers are single purpose entities (except with respect to the Lansdowne Village and Gateway Square borrower) whose purpose is restricted to the operation of the respective property. Jack and Ina Kay are the sponsors of the borrowers. Jack Kay has over 40 years of real estate experience as both an owner and manager of multifamily properties. As of 11/27/2001, Jack and Ina Kay's stated net worth was in excess of $100 million with liquidity in excess of $20 million.

     THE PROPERTIES. The Kay loans consist of multifamily apartment complexes located in Virginia and Maryland, within close proximity to Washington, D.C. The properties contain a total of 3,017 units. All of the properties were significantly renovated in 2001 at a cost of approximately $6.3 million. The Properties' amenities include clubhouse buildings, fitness centers, swimming pools, saunas, picnic areas & grills, tennis courts, racquetball courts and gated entryways. Individual unit amenities include fully equipped kitchens, ranges/ovens, ceiling fans and dishwashers. Units also have large patios or balconies. There are a total of 3,703 parking spaces (1.25 spaces per collateral unit).

     PROPERTY MANAGEMENT. Kay Management, a borrower affiliated management company, will continue to manage the properties. Mr. Kay's experience is complemented by the CFO of Kay Management, Mike Federici. Mr. Federici has over 20 years of real estate experience and has been employed by Kay Management for over three years. Kay Management currently has 35 multifamily properties under management containing over 12,000 units. Of the 35 properties, Jack and Ina Kay own 29 and provide third-party management for the remaining 6 properties.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed. However, HGLC Associates, L.L.P., the owner of the Lansdowne Village and Gateway Square properties, is not prohibited from incurring debt secured by other properties it owns, or may own in the future, outside of the subject properties shown above.

     ADDITIONAL INDEBTEDNESS. Not allowed. However, HGLC Associates, L.L.P., the owner of the Lansdowne Village and Gateway Square properties, is not prohibited from incurring additional unsecured debt.

                               [pictures omitted]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 1 -- 15555 LUNDY PARKWAY
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================
ORIGINATOR:                            Bear, Stearns Funding, Inc.

SHADOW RATING:                         A3/BBB+

ORIGINAL BALANCE:                      $58,000,000

CUT-OFF DATE BALANCE:                  $57,516,449

FIRST PAYMENT DATE:                    1/01/2002

INTEREST RATE:                         7.300%

AMORTIZATION:                          180 months (1)

APD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         12/01/2016

EXPECTED MATURITY BALANCE:             $0

SPONSOR(S):                            Ford Motor Land Development Corporation

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Defeasance with US Treasuries is
                                       permitted after the earlier of 24 months from the date of securitization or 3 years after the origination of the loan.


CUT-OFF DATE LOAN PER SF:              $126.89

UP-FRONT RESERVES:                     None




ONGOING RESERVES:(2)                   RE Tax:        Springing

                                       Insurance:     Springing

                                       Replacement    Springing

LOCKBOX:(3)                            Hard
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Suburban

LOCATION:                              Dearborn, MI

YEAR BUILT/RENOVATED:                  1999/NAP

OCCUPANCY:(4)                          100.0%

SQUARE FOOTAGE:                        453.281

THE COLLATERAL:                        2-story, Class A office building

OWNERSHIP INTEREST:                    Fee



MAJOR TENANTS            % NRSF             RENT PSF(5)     LEASE EXPIRATION
-------------            ------             -----------     ----------------
Ford Motor Company       100.0              $15.35          12/31/2016

PROPERTY MANAGEMENt:                   Ford Motor Land Development Corporation

U/W NET CASH FLOW:                     $6,955,964

APPRAISED VALUE:                       $75,000,000

CUT-OFF DATE LTV:                      76.7%

MATURITY DATE LTV:                     0.0%

U/W DSCR:(6)                           1.22x
================================================================================


(1) The loan is fully amortizing over a 15-year period utilizing a structured lease and mortgage payment schedule which incorporates yearly rental increases (see below for details).

(2) Real Estate Tax, Insurance and Replacement Reserve escrows spring into place in the event Ford Motor Company's long term senior unsecured debt rating falls below BBB/Baa2 (a "Downgrade Event") or in the event of default under the lease with Ford Motor Company. Borrower has the right to cure a Downgrade Event once during the term of the loan, which will suspend all springing reserves. Cap Ex Reserves will spring at $4,155 per month.

(3) A hard lockbox is in place with the tenant wiring monthly lease payments to an account directly controlled by the loan servicer.

(4) Pursuant to a bond type, triple net lease with Ford Motor Company as described below.

(5) The rent increases annually throughout the term of the loan in accordance with the structured lease and mortgage schedule.

(6) DSCR is based on a structured lease and mortgage payment schedule, which maintains a constant DSCR of at least 1.22x throughout the entire 15 year loan term.

THE 15555 LUNDY PARKWAY LOAN

     THE LOAN. The largest loan is evidenced by a promissory note secured by a first priority mortgage and assignment of lease on the 15555 Lundy Parkway office building located in Dearborn, Michigan. The loan is a 15-year, fully amortizing

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

loan secured by a bond type, triple net lease with Ford Motor company ("Ford"). The lease contains annual rental increases structured to maintain a constant DSCR of at least 1.22X throughout the loan term.

--------------------------------------------------------------------------------
YEAR LEASE PAYMENT     PRINCIPAL        INTEREST     ENDING BALANCE   ENDING LTV
--------------------------------------------------------------------------------
1    $6,967,557.25   $1,473,009.38    $4,090,675.70  $56,526,990.62     75.37%
2    $7,106,908.17   $1,704,096.81    $4,126,814.11  $54,822,893.81     73.10%
3    $7,249,046.67   $1,943,558.72    $4,003,970.71  $52,879,335.09     70.51%
4    $7,394,027.83   $2,227,146.33    $3,839,333.81  $50,652,188.76     67.54%
5    $7,541,907.92   $2,523,223.22    $3,664,586.11  $48,128,965.54     64.17%
6    $7,692,745.92   $2,844,483.70    $3,467,081.76  $45,284,481.84     60.38%
7    $7,846,600.92   $3,183,306.52    $3,254,490.33  $42,101,175.32     56.13%
8    $8,003,533.00   $3,569,886.58    $2,996,666.20  $38,531,288.74     51.38%
9    $8,163,603.42   $3,979,134.12    $2,718,749.49  $34,552,154.62     46.07%
10   $8,326,876.00   $4,422,438.76    $2,409,402.99  $30,129,715.86     40.17%
11   $8,493,413.17   $4,896,170.37    $2,072,307.94  $25,233,545.49     33.64%
12   $8,663,281.75   $5,421,588.75    $1,686,259.37  $19,811,956.74     26.42%
13   $8,836,547.08   $5,983,834.34    $1,266,170.50  $13,828,122.40     18.44%
14   $9,013,278.16   $6,592,076.80      $802,928.20   $7,236,045.60      9.65%
15   $9,178,246.92   $7,236,045.60      $294,309.12       $0.00          0.00%
--------------------------------------------------------------------------------

     THE BORROWER. The borrower is Lundy Parkway Property, LLC, a Delaware limited liability company that owns no material assets other than 15555 Lundy Parkway and related interests. The borrower is a special purpose entity, with two independent directors. The owner of the borrower is Ford Motor Land Development Corporation, which is wholly owned by Ford Holdings, Inc. which is, in turn, 100% owned by Ford Motor Company, the tenant. Ford (NYSE: F) is a publicly traded company based in Dearborn, Michigan and is the number two auto manufacturer in the world. It is ranked fourth in the 2001 Fortune 500 company listing. Ford's senior long term unsecured debt rating is currently Baa1/BBB+/BBB+ by Moody's, S&P and Fitch, respectively. Furthermore, upon Bear Stearns' request, both Moody's and Fitch factored into their analyses a stressed scenario involving a two notch downgrade in the rating of Ford's long term senior unsecured debt (i.e., to Baa3/BBB-). Therefore that scenario, if it were to happen, should not have an adverse impact on the ratings of any of the certificates.

     THE LEASE. The property is leased pursuant to a bond type, triple net lease. The lease requires the tenant, Ford Motor Company, to pay rent, without abatement, offset or reduction for any reason, including casualty and condemnation. The lease permits Ford to terminate the lease only in the event of a major casualty or condemnation and then only if it pays a stipulated loss value sufficient to pay off the mortgage loan including all interest and expenses. Ford Motor Company, as tenant, also is required to pay all expenses relating to the maintenance and operation of the property including real estate taxes, insurance premiums and structural and non-structural repairs (including rebuilding in the event of a casualty or condemnation) and all costs required to comply with all laws, including environmental laws.

     THE PROPERTY. The 15555 Lundy Parkway loan is secured by a two-story Class A office building in Dearborn, Michigan situated approximately 15 minutes from the Detroit Metropolitan Wayne County Airport with excellent access to Southfield Highway and Interstate 94. The property is located within the Fairlane planned community, an approximately 2,400 square acre mixed use master planned community developed by Ford Motor Land Development Company. The property was constructed in 1999 by Ford Motor Land Development Corporation and offers large floor-plate design and Class A amenities that include modern high quality finishes, high speed wiring, conference rooms, kitchens, a full service cafeteria, and a convenience store. The property is 100% occupied by the Ford Motor Company's Information Technology Group and its various divisions and houses over 2,000 employees.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


     PROPERTY MANAGEMENT. The property is managed by Ford Motor Land Development Corporation, an affiliate of the borrower. The Ford Motor Company is ultimately responsible under the lease for the management and maintenance of the property.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

            [GRAPHIC OMITTED]

            [GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-- SCHOLLS FERRY BOULEVARD
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            German American Capital Corporation

ORIGINAL BALANCE:                      $31,000,000

CUT-OFF DATE BALANCE:                  $31,000,000

FIRST PAYMENT DATE:                    5/01/2002

INTEREST RATE:                         7.6150%

AMORTIZATION:                          360 months

APD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         4/01/2012

EXPECTED MATURITY BALANCE:             $27,472,666

SPONSOR(S):                            Barry Cain and Steven J. Olivia

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-month lockout from date of
                                       securitization with defeasance thereafter until three months prior to loan maturity.

CUT-OFF DATE LOAN PER SF:              $152.53

UP-FRONT RESERVES:                     Insurance:        $15,017

ONGOING RESERVES:                      TI/LC:            $17,981/month

                                       Replacement:      $3,352/month

                                       RE Tax:           $34,567/month

                                       Insurance:        $3,237/month

LOCKBOX:(1)                            Hard
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Mixed Use

PROPERTY SUB-TYPE:                     Retail/Office

LOCATION:                              Beaverton, OR

YEAR BUILT/RENOVATED:                  2000/NAP

OCCUPANCY:(2)                          96.6%

SQUARE FOOTAGE:                        203,235

THE COLLATERAL:                        Eleven buildings containing 123,575 sf of
                                       retail space and 79,660 sf of Class "A"
                                       office space approximately 12 miles
                                       southwest of downtown Portland, OR.

OWNERSHIP INTEREST:                    Fee


                                            RENT            LEASE
MAJOR TENANTS                % NRSF         PSF           EXPIRATION
-------------                ------       -------         ----------
Metro One                    27.9%        $15.84          12/31/2007
Telecommuni-cations, Inc.                                  7/31/2009
24 Hour Fitness              17.9%        $14.33          10/31/2007

Walgreen's                   8.2%         $23.95          4/30/2061


PROPERTY MANAGEMENT:                   Gramor Development, Inc.

U/W NET CASH FLOW:                     $3,365,562

APPRAISED VALUE:                       $41,500,000

CUT-OFF DATE LTV:                      74.7%

MATURITY DATE LTV:                     66.2%

U/W DSCR:                              1.28x
================================================================================

(1) Cash flow sweep will be triggered if i) the DSCR falls below 1.20x; ii) if either Metro One Telecommunications, Inc. or 24 Hr. Fitness give notice of an intent to vacate or go dark (going dark for Metro One is defined as both vacating and not paying rent); or iii) event of default.

(2)  As of 12/13/2001.

THE SCHOLLS FERRY BOULEVARD LOAN

     THE LOAN. The second largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the eleven buildings containing 123,575 SF of retail space and 79,660 SF of Class "A" office space, known as Scholls Ferry Boulevard, in Beaverton, OR.

     THE BORROWER. The borrower, Murray Scholls LLC, an Oregon limited liability company, is a single purpose bankruptcy-remote entity whose managing member has an independent director. Barry Cain and Steven J. Olivia are the sponsors of the borrower. Barry Cain, an Oregon-based real estate developer, is the owner and president of Gramor Development, Inc., a real estate development firm founded in 1978. Gramor has completed 25 projects in the Portland metropolitan area totaling over 2.1 million square feet. For over 15 years, Gramor has been recognized as the Portland/Vancouver area's top retail developer by the Oregon Business Journal. Steven J. Olivia has been an equity partner with Barry Cain in numerous developments over the past ten years. Mr. Olivia is the sole owner of Hi-School Pharmacy, which is the dominant drug store chain in Clark County, Washington, with over 25 stores and 65% market share. As of 9/30/01, Barry Cain had a stated net worth of $9.07 million including liquidity of $1.69 million. As of 12/31/00, Mr. Olivia had a stated net worth of $65.6 million.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


     THE PROPERTY. The property includes eleven buildings totaling 123,575 SF of retail space and 79,660 SF of Class "A" office space approximately 12 miles southwest of downtown Portland, OR. The majority of the property was constructed in 2000. The property has 1,006 on-site parking spaces (4.9 spaces per 1,000
SF), which provides ample parking for the property. The property is in excellent condition and enjoys excellent visibility, frontage and access from two major commercial thoroughfares.

     SIGNIFICANT TENANTS. The property is 97% occupied by 42 tenants.

     Metro One Telecommunications, Inc. occupies 56,720 SF (NASD: MTON; 27.9% of
NRA) under two leases for $15.84 PSF with a 21,145 SF lease expiring in 2007 and a 35,575 SF lease expiring in 2009. Metro One offers time-saving telecommunication solutions with a wide variety of information content, including directory assistance, turn-by-turn driving directions, restaurant reservations, movie listings and other useful information, as well as helpful services such as personal assistant services, categorical searches and reverse directory look-up. Metro One's customers include Sprint PCS, AT&T Wireless Services, Nextel, Verizon Wireless, Cingular Wireless, and ALLTEL. Metro One is ranked 6th overall on Forbes' 2001 comprehensive list of the 200 Best Small Companies in America. Metro One was ranked the 21st fastest-growing company by Fortune Magazine (July, 2001) and is a component of the Russell 3000 and Small Cap 2000 indices.

     24 Hour Fitness occupies 36,366 SF (17.9% of NRA) under a lease for $14.33 PSF expiring in 2007. 24 Hour Fitness (www.24hourfitness.com) is the global leader in offering affordable fitness around the world with clubs in the US, Asia and Europe. 24-Hour Fitness is a privately held company that was founded in 1983 and is currently the world's largest fitness chain with over 430 facilities in 15 states and 11 countries. The clubs have convenient locations, state-of-the-art equipment, affordable prices on a month-to-month basis, knowledgeable staff and outstanding service - all available up to 24 hours a day, seven days a week.

     Walgreen's (NYSE: WAG; rated Aa3 by Moody's, A+ by S&P) occupies 16,698 SF (8.2% of NRA) under a lease for $23.95 PSF expiring in 2061. Walgreens is the nation's largest drugstore chain and has exhibited 27 consecutive years of sales and earning growth. The company operates 3,520 stores in 43 states and Puerto Rico (including 474 new stores opened in 2001). Walgreens reported sales of $628 PSF in 2001. Additional tenants include Hollywood Video, Starbucks, Chevron (rated Aa2 by Moody's, AA by S&P), Farmers Insurance (rated AA- by S&P) and Subway.

     PROPERTY MANAGEMENT. Gramor Development, Inc., is a real estate development and management firm founded in 1978. Gramor has completed 25 projects in the Portland metropolitan area totaling over 2.1 million square feet.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

                                [GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-1

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 3 -- FRESH POND SHOPPING CENTER
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $30,600,000

CUT-OFF DATE BALANCE:                  $30,582,957

FIRST PAYMENT DATE:                    4/01/2002

INTEREST RATE:                         7.370%

AMORTIZATION:                          360 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         3/01/2012

EXPECTED MATURITY BALANCE:             $26,955,459

SPONSOR(S):                            Nishan and Kevork Atinizian

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       60 month lockout from securitization
                                       closing with prepayment permitted
                                       thereafter, subject to payment of the
                                       greater of 1% or yield maintenance,
                                       until any time on or after 1.01.2012 at
                                       which time loan is open to prepayment

CUT-OFF DATE LOAN PER SF:              $143.78

UP-FRONT RESERVES:                     Replacement:            $42,542

                                       RE Tax:                 $289,832

                                       Insurance:              $20,729


ONGOING RESERVES:                      TI/LC:                  $13,800/month(2)

                                       RE Tax:                 $57,966/month

                                       Insurance:              $4,146/month

LOCKBOX:                               NAP


================================================================================
                              PROPERTY INFORMATION
================================================================================

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored Retail

LOCATION:                              Cambridge, MA

YEAR BUILT/RENOVATED:                  1962/NAP

OCCUPANCY:(1)                          99.0%

SQUARE FOOTAGE:                        212,708

THE COLLATERAL:                        Community shopping center with two-story
                                       office above retail

OWNERSHIP INTEREST:                    Fee

MAJOR TENANTS          % NRSF              Rent PSF            LEASE EXPIRATION
-------------          ------              ----------          ----------------
Toys R Us              21.7%                 $8.70              10/31/2017
Bread & Circus         13.6%                $18.40              7/31/2008
T J Maxx                9.9%                $20.00              1/31/2016


PROPERTY MANAGEMENT:                   Nishan and Kevork Atinizian

U/W NET CASH FLOW:                     $3,416,693


APPRAISED VALUE:                       $42,800,0000

CUT-OFF DATE LTV:                      71.5%

MATURITY DATE LTV:                     63.0%

U/W DSCR:                               1.35x
================================================================================
(1)  As of 11/20/2001.

(2)  Capped at $496,800


THE FRESH POND SHOPPING CENTER LOAN

     THE LOAN. The third largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Fresh Pond Shopping Center in Cambridge, MA.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

     THE BORROWER. The Borrower is a single purpose bankruptcy-remote entity whose general partner has an independent director. The sponsors of the borrower are Nishan and Kevork Atinizian. Nishan and Kevork Atinizian control a number of properties in the Cambridge area.

     THE PROPERTY. The Fresh Pond Shopping Center loan is secured by a 212,708 SF, anchored community shopping center on 16 acres in the West Cambridge section of Cambridge, MA. The retail and office components contain 174,580 SF and 38,128 SF of GLA respectively. The property is located directly off the Alewife Brook Parkway (US Rte 16/3), and across the street from a MBTA subway terminal.

     SIGNIFICANT TENANTS. The property is 99% occupied by 23 tenants. The three largest tenants are Toys R Us, Bread & Circus and T J Maxx. Staples, which is rated BBB- by S&P and Baa2 by Moody's, is the fourth largest tenant and occupies 18,000 SF (8.5% of total space) under a lease expiring in September 2007.

     Toys R Us occupies 46,068 SF (21.7% of total space) under a twenty-five year lease expiring in October 2017, at a rent of $8.70 PSF. Toys R Us (rated BBB+ by S&P and Baa3 by Moody's), as of January 2002, operated 783 stores under the Toys R Us name, 184 childrens clothing stores under the Kids R Us name, 145 infant/toddler stores under the Babies R Us name, and 37 educational specialty stores under the Imaginarium name. Sales for this store are reported to be $242 PSF for the most recent period available, which compares with a reported median national chain toy store sales figure of $204 PSF. Toys R Us has recently completed significant re-modelling at this store. A $569,833 reserve was taken at closing, representing 6 months rent under the Toys R Us lease and $10.00 PSF for TI/LC's. This escrow will be released when the Borrower provides written confirmation that this store is not on Toys R Us' current closure list.

     Bread & Circus occupies 29,000 square feet (13.6% of total space) under a fifteen-year lease expiring in July 2008 at a rent of $18.40 per square foot. Bread & Circus is a subsidiary of Whole Foods Markets, Inc. which is rated BB+ by S&P and Ba3 by Moody's. Sales for this store are reported to be $1,363 per square foot for the most recent period available. Whole Foods Markets Inc. owns 126 natural food supermarkets in 23 US States and the District of Columbia.

     TJ Maxx occupies 21,000 SF (9.9% of total space) under a thirty-six year lease expiring in January 2016 at a rent of $20.00 per square foot. TJ Maxx is a subsidiary of TJX Cos. Inc. (rated A- by S&P and A3 by Moody's), which is the largest off-price apparel chain in the US, operating under the TJ Maxx, Marshalls, A.J. Wright and Homegoods names. Sales for this store are reported to be $405 PSF for the most recent period available.

     PROPERTY MANAGEMENT. The property is managed by the Sponsors. Nishan and Kevork Atinizian control a number of properties in the Cambridge area.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     PARTIAL RELEASE. The borrower may obtain the release, without consideration, of a 3-acre parcel of land, containing a Sony/Loews theater and a vacant ambulance garage. No income was underwritten from the theater. This release will be subject to the creation of a separate tax lot, and the payment of the lender's reasonable costs. Pursuant to the Loan documents, permitted uses on the released parcel are restricted to prevent competition with the subject collateral.

                                 Graphic Omitted

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 4 -- THE PLAZA AT CEDAR HILL
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $28,000,000

CUT-OFF DATE BALANCE:                  $27,951,483

FIRST PAYMENT DATE:                    3/01/2002

INTEREST RATE:                         7.380%

AMORTIZATION:                          360 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP


MATURITY DATE:                         2/01/2012

EXPECTED MATURITY BALANCE:             $24,649,254

SPONSOR(S):                            Eric Brauss and Dr. Doug Barnes

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24 month lockout from securitization
                                       closing with defeasance thereafter until any time on or after 12/01/2011, at which time loan is open to prepayment


CUT-OFF DATE LOAN PER SF:              $93.22

UP-FRONT RESERVES:                     TI/LC:                 $250,000

                                       RE Tax:                $58,649

                                       Insurance:             $24,185

ONGOING RESERVES:                      Replacement:           $3,750/month

                                       TI/LC:                 $2,500/month

                                       RE Tax:                $58,649/month

                                       Insurance:             $4,837/month

LOCKBOX:                               Springing if TI/LC reserve is drawn on
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored Retail

LOCATION:                              Cedar Hill, TX

YEAR BUILT/RENOVATED:                  2000/NAP

OCCUPANCY(1):                          98.1%

SQUARE FOOTAGE:                        299,859

THE COLLATERAL:                        Community shopping center

OWNERSHIP INTEREST:                    Fee

MAJOR TENANTS               % NRSF              RENT PSF       LEASE EXPIRATION
-------------               ------              --------       ----------------
Hobby Lobby                  20.3%                $7.00            9/30/2015
Linens `N' Things            11.5%               $10.25            9/30/2015
Marshall's                   10.2%                $8.75            9/30/2010

PROPERTY MANAGEMENT:                   Christon Property Management, Inc.


U/W NET CASH FLOW:                     $2,933,622


APPRAISED VALUE:                       $35,600,000

CUT-OFF DATE LTV:                      78.5%

MATURITY DATE LTV:                     69.2%

U/W DSCR:                              1.26x
================================================================================
(1)  As of 12/1/2001.

THE PLAZA AT CEDAR HILL LOAN

     THE LOAN. The fourth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Plaza at Cedar Hill shopping center in Cedar Hill, TX.

     THE BORROWER. The Borrower is a single purpose bankruptcy-remote entity whose general partner has an independent director. The sponsors of the borrower are Eric Brauss and Dr. Doug Barnes. Eric Brauss is President/Owner of Today Management, which owns and manages over 30 commercial, retail and multifamily properties in the Dallas/Ft. Worth area.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


     THE PROPERTY. The Plaza at Cedar Hill loan is secured by a 299,859 SF, anchored community shopping center in Cedar Hill, TX. Cedar Hill is a southern suburb of Dallas. The property is located directly off US Highway 67.

     SIGNIFICANT TENANTS. The property is 98% occupied by 24 tenants. The three largest tenants are Hobby Lobby, Linens `N' Things, and Marshall's. Other tenants in the center include Ross Stores, Old Navy, Office Max and Barnes & Noble.

     Hobby Lobby occupies 60,780 square feet (20.3% of total space) under a fifteen-year triple-net lease expiring in September 2015, at a rent of $7.00 per square foot. Founded in 1972, Hobby Lobby is a privately-held retailer of arts and crafts supplies and operates 281 stores in 24 US States.

     Linens `N' Things occupies 34,521 SF (11.5% of total space) under a fifteen year triple-net lease expiring in September 2015 at a rent of $10.25 PSF. Linens `N' Things is a leading national retailer of textiles, housewares and decorative home accessories. For the year ended December 29th 2001, the company reported net sales of $1.82 billion. As of December 29th 2001, the company reported net assets of $498 million. The company operates over 283 stores in 40 US States and Canada.

     Marshall's occupies 30,550 SF (10.2% of total space) under a ten year triple-net lease expiring in September 2010 at a rent of $8.75 PSF. Marshall's, which operates over 550 stores in 38 US States, is a subsidiary of TJX Cos. Inc. which is rated A- by S&P and A3 by Moody's. Marshall's is a national apparel retailer.

     PROPERTY MANAGEMENT. The property is managed by Christon Property Management, Inc.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.


                                [Graphic Omitted]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 5 -- INVERRARY GARDENS APARTMENTS
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            German American Capital Corporation

ORIGINAL BALANCE:                      $24,000,000

CUT-OFF DATE BALANCE:                  $23,984,766

FIRST PAYMENT DATE:                    4/01/2002

INTEREST RATE:                         6.9500%

AMORTIZATION:                          360 months

APD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         3/01/2012

EXPECTED APD BALANCE:                  $20,910,614

SPONSOR(S):                            Leslie Schlesinger, Jason Schlesinger,
                                       Adam Schlesinger

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24-month lockout from date of
                                       securitization with defeasance thereafter until three months prior to loan maturity.


CUT-OFF DATE LOAN PER UNIT:            $46,753.93

UP-FRONT RESERVES:                     Def. Mnt:               $78,125

                                       RE Tax:                 $208,777

                                       Insurance:              $84,549

ONGOING RESERVES:                      Replacement:            $10,688/month

                                       RE Tax:                 $40,252/month

                                       Insurance:              $17,239/month

LOCKBOX:                               Soft at Closing, Springing Hard
================================================================================



================================================================================
                              PROPERTY INFORMATION
================================================================================
 SINGLE ASSET/PORTFOLIO:               Single Asset

 PROPERTY TYPE:                        Multifamily

 PROPERTY SUB-TYPE:                    Conventional

 LOCATION:                             Lauderhill, FL

 YEAR BUILT/RENOVATED:                 1973 / NAP

 OCCUPANCY(1):                         95.5%

 UNITS:                                513

 THE COLLATERAL:                       A 513-unit multifamily apartment complex
                                       located in Broward County.

 OWNERSHIP INTEREST:                   Fee


 PROPERTY MANAGEMENT:                  Ceebraid-Signal Florida Management, Ltd.

 U/W NET CASH FLOW:                    $2,422,058

 APPRAISED VALUE:                      $32,000,000

 CUT-OFF DATE LTV:                     75.0%

 MATURITY DATE LTV:                    65.3%

 U/W DSCR:                             1.27x
================================================================================
(1)  As of 2/06/2002.


THE INVERRARY GARDENS APARTMENTS LOAN

     THE LOAN. The fifth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Inverrary Gardens Apartments in Lauderhill, Florida. The loan has been structured with escrows for taxes and insurance. There are Replacement Reserves of $250 per unit per year.

     THE BORROWER. The borrower is CSC Inverrary Gardens, Ltd., a single purpose bankruptcy-remote Florida limited partnership whose general partner has an independent director. Leslie Schlesinger, Jason Schlesinger, Adam Schlesinger are the sponsors of the borrower. The Schlesinger's are principals of Ceebraid-Signal Corporation, a real estate company with over 40 years experience in acquiring, owning and managing real estate properties with a focus in multifamily properties. Ceebraid-Signal Corporation currently owns and manages 12,000 multifamily units primarily concentrated in Florida, New York and Connecticut. As of 10/01/2001, Leslie Schlesinger had a net worth of approximately $79.8 million and liquidity of $4.7 million while Jason Schlesinger and Adam Schlesinger had a combined net worth of approximately $6.9 million and liquidity of $1.9 million.

     THE PROPERTY. Inverrary Gardens Apartments is a multifamily apartment complex located in Lauderhill, Florida, just 10 miles northwest of Ft. Lauderdale. The loan collateral is comprised of 513 units (402 fee units and 111 condominium units)


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

which are pacrt of a complex containing 774 total units (i.e., 261 units at the complex are not part of the collateral). The 111 condominium units which are owned (and rented out) by the borrower represent the majority of the 210-unit condominium association of which they are a part and to which condominium assessments are paid. All units owned by the borrower have rights to the common facilities on the greater complex. The Property amenities include a clubhouse building, fitness centers, two heated swimming pools, saunas, five tennis courts and a gated entryway with 24-hour attendant. In addition, the property is located next to the Inverrary Golf & Country Club. Individual unit amenities include an abundance of windows with golf course views, fully equipped kitchens, self-cleaning range/oven, stainless steel sinks, garbage disposals and dishwashers. Units also have large patios or balconies. There are 1,081 parking spaces (2.1 spaces per collateral unit).

--------------------------------------------------------------------------------
                              PROPERTY DESCRIPTION
UNIT TYPE        NUMBER OF UNITS  SQUARE FEET PER UNIT  AVERAGE RENT (PER MONTH)
--------------------------------------------------------------------------------
Studio bedroom           70                688                    $635
One bedroom             221                908                    $710
Two bedroom             188               1,128                   $846
Three bedroom            34               1,541                  $1,057
TOTALS/AVERAGES         513               1,000                   $780
--------------------------------------------------------------------------------

     THE MARKET. Inverrary Gardens Apartments is located in Lauderhill (Broward County), Florida, a Ft. Lauderdale suburb. Average rents at properties deemed most comparable to the subject ranged from $645 for studio-bedroom units, to $1,055 for three-bedroom units. Occupancy at these properties averaged 95.5%. Inverrary Gardens Apartments competes well within the Lauderhill market and rents charged are within the range of rents offered at competing properties.

     PROPERTY MANAGEMENT. The property is managed by Ceebraid-Signal Florida Management, Ltd., an affiliate of the sponsor. The principals of the borrower are Leslie Schlesinger, Jason Schlesinger, Adam Schlesinger. They are the principals of Ceebraid-Signal Corporation, a real estate company with over 40 years experience in acquiring, owning and managing real estate properties with a focus in multifamily properties. Ceebraid-Signal Corporation currently owns and manages 12,000 multifamily units primarily concentrated in Florida, New York and Connecticut.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

            [Graphic Omitted]                  [Graphic Omitted]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 6 -- CAMERON CROSSING
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $24,000,000

CUT-OFF DATE BALANCE:                  $23,864,630

FIRST PAYMENT DATE:                    8/01/2001

INTEREST RATE:                         7.740%

AMORTIZATION:                          360 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP



MATURITY DATE:                         7/01/2011

EXPECTED MATURITY BALANCE:             $21,331,057

SPONSOR(S):                            Hunt Properties

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24 month lockout from securitization
                                       closing, with defeasance until any time
                                       on or after 5/01/2011, at which
                                       time loan is open to prepayment

CUT-OFF DATE LOAN PER SF: (4)          $101.59

UP-FRONT RESERVES:                     RE Tax:                 $265,735

                                       Insurance:              $33,000

ONGOING RESERVES:                      TI/LC:                  $7,555/month (2)

                                       Replacement:            $2,945/month

                                       RE Tax:                 $56,109/month

                                       Insurance:              $4,523/month

LOCKBOX:                               NAP
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================

SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored Retail

LOCATION:                              McKinney, TX

YEAR BUILT/RENOVATED:                  1999/2001

OCCUPANCY: (1)                         95.7%

SQUARE FOOTAGE: (3)                    342,915

THE COLLATERAL:                        Community shopping center

OWNERSHIP INTEREST:                    Fee

MAJOR TENANTS                 % NRSF       RENT PSF       LEASE EXPIRATION
-------------                 ------       --------       ----------------
Home Depot (Ground Lease)      31.5%         $1.97            1/31/2029

Best Buy                       13.1%        $10.25            9/30/2016

Office Depot                   8.7%         $10.75            8/31/2014

PROPERTY MANAGEMENT:                   Hunt Properties, Inc.

U/W NET CASH FLOW:                     $2,598,818


APPRAISED VALUE:                       $31,000,000

CUT-OFF DATE LTV:                      77.0%

MATURITY DATE LTV:                     68.8%

U/W DSCR:                              1.26x
================================================================================
(1)  As of 1/31/2002.
(2) Initially capped at $250,000. From year seven onwards, monthly deposits resume until a cap of $500,000 is reached.
(3)  Includes Home Depot.
(4)  Excludes Home Depot.


THE CAMERON CROSSING LOAN

     THE LOAN. The sixth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Cameron Crossing shopping center in McKinney, TX.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

     THE BORROWER. The Borrower is a single purpose entity whose general partner is also a special purpose entity. The sponsors of the borrower are Hunt Properties and the Cameron Family. Hunt Properties was founded in 1975 and currently owns or manages 3.7 million square feet of commercial property.

     THE PROPERTY. The Cameron Crossing loan is secured by a 342,915 SF, anchored community shopping center in McKinney, TX. McKinney is a northern suburb of Dallas. The property is located directly off US Highways 75 and 380.

     SIGNIFICANT TENANTS. The property is 96% occupied by 28 tenants. The three largest tenants are Home Depot, Best Buy and Office Depot. Other anchor tenants within the center include Ross Dress-For-Less, Old Navy, Michaels and PetSmart, all having triple-net leases.

     Home Depot occupies 108,003 square feet (31.5% of total space) under a thirty year ground lease expiring in January 2029, at a rent of $1.97 per square foot. Home Depot Inc. is rated AA by S&P and Aa3 by Moody's. The company has over 1,000 home improvement stores in 46 US States and Canada.

     Best Buy occupies 45,000 SF (13.1% of total space) under a fifteen-year triple-net lease expiring in September 2016 at a rent of $10.25 PSF. Best Buy is a retailer of consumer electronics, computers, appliances and entertainment products, and is rated BBB- by S&P and Baa3 by Moody's. The company has over 400 stores in 41 US States.

     Office Depot occupies 30,000 square feet (8.7% of total space) under a fifteen-year triple-net lease expiring in August 2014 at a rent of $10.75 per square foot. Office Depot is a retailer of office products, and is rated BBB- by S&P and Baa3 by Moody's. The company has over 850 stores in 48 US States.

     PROPERTY MANAGEMENT. The property is managed by Hunt Properties, Inc.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.


                                [Graphic Omitted]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 7 -- 38 CHAUNCY STREET
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================
ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $22,313,439

CUT-OFF DATE BALANCE:                  $22,200,005

FIRST PAYMENT DATE:                    9/01/2001

INTEREST RATE:                         7.340%

AMORTIZATION:                          359 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP



MATURITY DATE:                         8/01/2011

EXPECTED MATURITY BALANCE:             $19,636,635

SPONSOR(S):                            Joseph Lesser - Loeb Partners Realty

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24 month lockout from securitization
                                       closing with defeasance thereafter until any time on or after 5/01/2011, at which time loan is open to prepayment


CUT-OFF DATE LOAN PER SF:              $170.58

UP-FRONT RESERVES:                     RE Tax:           $37,198

                                       Insurance:        $13,679

ONGOING RESERVES:                      Replacement:      $2,192/month

                                       TI/LC:            $16,384/month

                                       RE Tax:           $37,198/month

                                       Insurance:        $1,710/month

LOCKBOX:                               NAP
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Downtown office

LOCATION:                              Boston, MA

YEAR BUILT/RENOVATED:                  1924/2000

OCCUPANCY(1):                          95.02%

SQUARE FOOTAGE:                        130,142

THE COLLATERAL:                        Multi-tenanted office building located in
                                       the financial district of downtown
                                       Boston.

OWNERSHIP INTEREST:                    Fee


MAJOR TENANTS               % NRSF          RENT PSF       LEASE EXPIRATION
-------------               ------          --------       ----------------
Vanasse Hangen Brustlin      15.1%       $25.00 - $38.50       4/30/2006
Vollmer Associates           7.2%            $28.00            8/31/2010
URS Consultants              7.1%            $30.00            8/31/2006

PROPERTY MANAGEMENT:                   An affiliate of Trammel Crow Company


U/W NET CASH FLOW:                     $2,265,444


APPRAISED VALUE:                       $28,850,000

CUT-OFF DATE LTV:                      77.0%

MATURITY DATE LTV:                     68.1%

U/W DSCR:                              1.23x
================================================================================
(1)  As of 12/17/2001.


THE 38 CHAUNCY STREET LOAN

     THE LOAN. The seventh largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the 38 Chauncy Street office building in Boston, MA.

     THE BORROWER. The Borrower is a single purpose bankruptcy-remote entity whose managing member has an independent director. The sponsor of the Borrower is Joseph Lesser, of Loeb Partners Realty. Loeb Partners Realty and its affiliates control a real estate portfolio totaling approximately 12 million square feet.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


     THE PROPERTY. The 38 Chauncy Street loan is secured by a 130,142 SF, Class-B downtown office building located in the financial district of Boston, one block West of the One Lincoln Center development. The property is located close to Summer Street and I-93, approximately 0.5 miles northwest of Fort Point Channel, and across the street from a subway station.

     SIGNIFICANT TENANTS. The property is 95% occupied by 18 tenants, which are primarily characterized as engineering or architectural firms. The three largest tenants are Vanasse Hangen Brustlin, Vollmer Associates and URS Consultants.

     Vanasse Hangen Brustlin, occupies 19,686 SF (15.1% of total space) under four leases with expiry dates ranging from April 2002 (1.7% of total space) to April 2006 (8% of total space), at rents ranging from $25.00 PSF to $38.50 PSF (for the lease on 8% of total space expiring in April 2006). Vanasse Hangen Brustlin is a private company engaged in engineering, planning and applied sciences, which was formed in 1979 and has approximately 625 employees.

     Vollmer Associates occupies 9,363 SF (7.2% of total space) under a ten year lease expiring in August 2010 at a rent of $28.00 PSF. Vollmer Associates is a private company of consulting engineers and architects, founded in 1959 and with approximately 450 employees.

     URS Consultants occupies 9,252 SF (7.1% of total space) under two leases expiring on 8/31/04 (1.8% of total space) and 8/31/06 (5.3% of total space), respectively. URS Consultants is a wholly owned subsidiary of URS Corporation (NYSE: "URS"). URS Corporation has approximately 16,000 employees and reported sales of $2.3 billion as of their fiscal year-end 10/2001. The company operates as an engineering consulting company. The company is rated Ba3 and BB by Moody's and S&P, respectively.

     PROPERTY MANAGEMENT. The property is managed by an affiliate of Trammel Crow Company. Trammel Crow has approximately 7,500 employees, with approximately 170 personnel based in Boston, and over 4 million square feet of office space under management in the Greater Boston area.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

                                [Graphic Omitted]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 -- ROOKWOOD OFFICE TOWER
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================
ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $21,505,000

CUT-OFF DATE BALANCE:                  $21,427,919

FIRST PAYMENT DATE:                    12/01/2001

INTEREST RATE:                         7.450%

AMORTIZATION:                          360 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         11/01/2011

EXPECTED MATURITY BALANCE:             $18,968,905

SPONSOR(S):                             Jeffrey Anderson

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24 month lockout from securitization
                                       closing, with defeasance thereafter until any time on or after 9/01/2011, at which time loan is open to prepayment

CUT-OFF DATE LOAN PER SF:              $128.97

UP-FRONT RESERVES:                     TI/LC & Capital Improvements: $224,000(2)

                                       RE Tax/Insurance:             $36,981

ONGOING RESERVES:                      See footnote 2

LOCKBOX:                               NAP
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Office

PROPERTY SUB-TYPE:                     Suburban office

LOCATION:                              Norwood (Cincinnati), OH

YEAR BUILT/RENOVATED:                  2000/NAP

OCCUPANCY(1):                          100%

SQUARE FOOTAGE:                        166,148 SF office, 12,000 SF leasable
                                       storage space, 3-level parking structure

THE COLLATERAL:                        Multi-tenanted Class A office building
                                       located in Norwood, OH (the Cincinnati
                                       "Midtown" area)

OWNERSHIP INTEREST:                    Fee

MAJOR TENANTS                      % NRSF     RENT PSF   LEASE EXPIRATION
-------------                      ------     --------   ----------------
Health Foundation of Cincinnati     16.5%      $16.00        6/15/2011
Northwestern Mutual Life            15.0%      $16.00        8/31/2011
Carew International                 9.2%       $16.35        4/18/2011

PROPERTY MANAGEMENT:                   Jeffrey R Anderson Real Estate, Inc.

U/W NET CASH FLOW:                     $2,277,325


APPRAISED VALUE:                       $27,617,000

CUT-OFF DATE LTV:                      77.6%

MATURITY DATE LTV:                     68.7%

U/W DSCR:                              1.27x
================================================================================
(1)  As of 1/28/2002.

(2) TI/LC LOC will increase to $448,000 in year 2, $672,000 in year 3 and $896,000 in year 4.


THE ROOKWOOD OFFICE TOWER LOAN

     THE LOAN. The eighth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Rookwood Office Tower in Norwood, OH.

     THE BORROWER. The Borrower is a single purpose entity whose general partner is also a special purpose entity. The sponsor of the borrower is Jeffrey Anderson, of Jeffrey R Anderson Real Estate, Inc. The company and affiliates control a commercial real estate portfolio of approximately 3,000,000 square feet, primarily in Ohio and Kentucky.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


     THE PROPERTY. The Rookwood Office Tower loan is secured by a 166,148 SF, Class-A office building located in the "Midtown"/Norwood district of Cincinnati, approximately seven miles from Cincinnati CBD. The property is adjacent to Rookwood Pavilion Shopping Center and Rookwood Commons, off the I-71 highway. The property also contains 12,000 SF of leasable storage space and a 3-level parking structure. The property has a two-story atrium, with a staircase to Northwestern Mutual's second floor lobby and offices.

     SIGNIFICANT TENANTS. The property is 100% occupied by 20 tenants. The three largest tenants are the Health Foundation of Cincinnati, Northwestern Mutual Life, and Carew International.

     The Health Foundation of Cincinnati occupies 27,490 SF (16.5% of total space) under a ten year triple-net lease expiring in June 2011, at a rent of $16.00 PSF. Founded in 1978, the foundation had a fund balance at year-end 2000 of $259 million, and reports that it provides approximately $12 million in annual grants to various charitable organizations in the Greater Cincinnati area.

     Northwestern Mutual Life occupies 24,921 SF (15.0% of total space) under a ten year triple-net lease expiring in August 2011 at a rent of $16.00 PSF. Northwestern Mutual is rated AAA by S&P and Aaa by Moody's. The company reported year-end 2000 revenues of $15,382 million and net income of $1.8 billion.

     Carew International occupies 15,300 SF (9.2% of total space) under a ten year triple-net lease expiring in April 2011 at a rent of $16.35 PSF. Founded in 1976, Carew International is a private sales and management training consultancy. Carew has a right to terminate their lease at any time after July 2006 on 12 months notice and payment of a $321,625 termination fee, to be held by the lender as escrow for TI/LCs.

     PROPERTY MANAGEMENT. The property is managed by Jeffrey R Anderson Real Estate Inc.

     MEZZANINE INDEBTEDNESS. There is an existing $3,756,500 mezzanine facility payable by Jeffrey Anderson to Fifth Third Bank, an unrelated, third party, which is secured via a pledge of membership interest in the borrower. A Subordination and Standstill Agreement has been executed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

                                [Graphic Omitted]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 9 -- GATES OF ARLINGTON APARTMENTS
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================
ORIGINATOR:                            General Electric Capital Corporation

ORIGINAL BALANCE:                      $21,400,000

CUT-OFF DATE BALANCE:                  $21,345,805

FIRST PAYMENT DATE:                    02/01/2002

INTEREST RATE:                         6.880%

AMORTIZATION:                          360 months

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP



MATURITY DATE:                         01/01/2012

EXPECTED MATURITY BALANCE:             $18,598,125

SPONSOR(S):                            Hall Financial Group

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       24 month lockout from securitization
                                       closing with defeasance thereafter until any time on or after 11/01/2011, at which time loan is open to prepayment


CUT-OFF DATE LOAN PER UNIT:            $45,905

UP-FRONT RESERVES:                     RE Tax:           $43,595


ONGOING RESERVES:                      Replacement:      $9,690/month

                                       RE Tax:           $21,797/month

LOCKBOX:                               NAP
================================================================================



================================================================================
                              PROPERTY INFORMATION
================================================================================
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Multifamily

PROPERTY SUB-TYPE:                     Conventional

LOCATION:                              Arlington, VA

YEAR BUILT/RENOVATED:                  1938/NAP

OCCUPANCY(1):                          97.8%

UNITS:                                 465

THE COLLATERAL:                        43-building, 465-unit multifamily
                                       development located in Arlington, VA.

OWNERSHIP INTEREST:                    Fee


PROPERTY MANAGEMENT:                   Hall Financial Group


U/W NET CASH FLOW:                     $2,216,612



APPRAISED VALUE:                       $28,100,000

CUT-OFF DATE LTV:                      76.0%

MATURITY DATE LTV:                     66.2%

U/W DSCR:                              1.31x
================================================================================
(1)  As of 7/25/2001.

THE GATES OF ARLINGTON LOAN

     THE LOAN. The ninth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Gates of Arlington apartment buildings in Arlington, VA.

     THE BORROWER. The Borrower is a single purpose bankruptcy-remote entity whose general partner has an independent director. The sponsor of the borrower is Hall Financial Group. The Hall Financial Group is controlled by Craig Hall and owns and manages over 14,000 apartments across the US.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

     THE PROPERTY. The Gates of Arlington loan is secured by a 43-building, 465-unit multifamily development on approximately 18 acres, located in Arlington, VA approximately 3 miles southwest of the Washington, DC central business district. The property is located close to the main I-66, I-395, George Washington Memorial Parkway and State Road 7 highways. The property comprises 43 attractive well-maintained buildings located in a desirable neighborhood.

     Unit composition at the property consists of the following:

--------------------------------------------------------------------------------
                              PROPERTY DESCRIPTION

UNIT TYPE       NUMBER OF UNITS  SQUARE FEET PER UNIT   AVERAGE RENT (PER MONTH)
--------------------------------------------------------------------------------
1 Bed/1 Bath           9                 472                      $654
1 Bed/1 Bath          290                666                      $734
1 Bed/1 Bath           8                 500                      $706
2 Bed/1 Bath           4                 675                      $816
2 Bed/1 Bath          145                886                      $863
2 Bed/2 Bath           8                1,121                     $877
3 Bed/1Bath            1                1,500                    $1,325
TOTALS/AVERAGES       465                738                      $776
--------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The property is managed by Hall Financial Group.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

                                [GRAPHIC OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 10 - POTOMAC PLACE SHOPPING CENTER
--------------------------------------------------------------------------------

================================================================================
                                LOAN INFORMATION
================================================================================

ORIGINATOR:                            Bear Stearns Commercial Mortgage, Inc.

ORIGINAL BALANCE:                      $21,000,000

CUT-OFF DATE BALANCE:                  $21,000,000

FIRST PAYMENT DATE:                    5/01/2002

INTEREST RATE:                         6.960%

AMORTIZATION:                          360 months

APD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         4/01/2009

EXPECTED MATURITY BALANCE:             $19,316,457

SPONSOR(S):                            Shelton Zuckerman and Ellen Sigal

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       35-month lockout from date of origination
                                       with U.S. Treasury defeasance thereafter until loan maturity.

CUT-OFF DATE LOAN PER SF:              $264.36

UP-FRONT RESERVES:                     RE Tax:                 $160,796

                                       Replacement:            $1,523

                                       Leasing: (1)            $166,000

                                       Other: (2)              $600,000

ONGOING RESERVES:                      RE Tax:                 $22,970/month

                                       Insurance:              Springing

                                       Replacement:            $1,523/month

LOCKBOX: (3)                           Soft at Closing, Springing Hard
================================================================================


================================================================================
                              PROPERTY INFORMATION
================================================================================
SINGLE ASSET/PORTFOLIO:                Single Asset

PROPERTY TYPE:                         Retail

PROPERTY SUB-TYPE:                     Anchored

LOCATION:                              Potomac, MD

YEAR BUILT/RENOVATED:                  1967/1993

OCCUPANCY: (4)                         100.0%

SQUARE FOOTAGE:                        79,438

THE COLLATERAL:                        Grocery and drug store anchored community
                                       shopping center.

OWNERSHIP INTEREST:                    Fee

MAJOR TENANTS                          % NRSF       RENT PSF   LEASE EXPIRATION
-------------                          ------       --------   ----------------
Safeway                                25.4%         $25.00      9/30/2027
Rite Aid                               11.0%         $12.50      9/30/2002

PROPERTY MANAGEMENT:                   Zuckerman Gravely Management, Inc.

U/W NET CASH FLOW:                     $2,745,778

APPRAISED VALUE:                       $33,000,000

CUT-OFF DATE LTV:                      63.1%

MATURITY DATE LTV:                     58.0%

U/W DSCR:                              1.64x
================================================================================
(1) A reserve of $166,000 was established to ensure adequate funds are available in the event that Safeway commences its planned renovations on its space and is to be released upon evidence that Safeway is in occupancy, open for business, and paying full contractual rent upon completion of the renovation. Safeway is currently open and paying full rent.

(2) An environmental reserve of $600,000 was established at closing relating to a former dry cleaner at the property.

(3) A springing lockbox will become effective upon an Event of Default, the insolvency of the Borrower, Guarantor, or Property Manager, or in the event the DSCR for the preceding six month period annualized falls below 1.15x.

(4)  As of 12/03/2001.

THE POTOMAC PLACE SHOPPING CENTER LOAN

     THE LOAN. The tenth largest loan is evidenced by a promissory note and is secured by a first priority indemnity deed of trust on the Potomac Place Shopping Center located in Potomac, Maryland.

     THE BORROWER. The borrower, Potomac Place, LP, a Maryland limited liability company, is a special purpose entity with an independent director. The borrower is controlled by Shelton Zuckerman and Ellen Sigal. Shelton Zuckerman is a co-owner of Zuckerman Gravely Development, Inc., which currently owns approximately 925,000 square feet of office and retail space and 1,700 multifamily units. Mr. Zuckerman reported a net worth of approximately $61.2 million as of June 30,


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1


2001. Dr. Ellen Sigal spent approximately 20 years in real estate development and was a principal in Sigal Development. Through this company, Dr. Sigal has been involved in the development of approximately 3 million square feet of commercial office buildings and currently owns and manages over 3,000 residential units. Gerald and Ellen Sigal have a combined net worth of approximately $18.6 million.

     THE PROPERTY. Potomac Place Shopping Center is an anchored retail center located in Potomac, Maryland, one of the most affluent communities in the Washington, D.C. metropolitan area. Within a 1-mile and 3-mile radius, the estimated 2001 average household income was $394,765 and $242,981 respectively. Population within a five-mile radius is over 104,000. The center is located approximately 12 miles northwest of Washington D.C. and 3 1/2 miles from the City of Rockville. It has convenient access to Interstate 270 and enjoys excellent visibility from both River and Falls Roads, two major roadways in the area.

     The property consists of two buildings containing 73,253 SF of retail and 6,185 SF of office space. The anchors, Safeway and Rite Aid, have both been in occupancy since the property was constructed in 1967. Safeway plans to renovate their space and convert the store to a Tom Thumb store, its upscale, gourmet grocer concept. This new format is well suited for the high income levels of the surrounding community. The property features a courtyard area in the center with tables and landscaping.

     Potomac Place Shopping Center is currently 100% occupied by a total of 32 tenants and has consistently maintained occupancy levels above 99% over the past four years. Of the tenants that report sales (78.4% of the total NRA), recent sales averaged approximately $528 PSF.

     SIGNIFICANT TENANTS: Safeway occupies 20,159 SF (25.4% of the total NRA) under a lease for $25.00 PSF expiring in 2027. The rent steps up to $30.00 PSF in twelve months. Safeway is one of the largest North American food and drug chains based on sales and has a senior unsecured debt rating of BBB from S&P and Baa2 from Moody's. The company operates approximately 1,759 stores under the Safeway, Von's, Dominick's, Randall's, and Tom Thumb names. Safeway reported sales of $583 PSF in 2000.

     Rite Aid Corporation occupies 8,720 SF (11.0% of the total NRA) under a lease for $12.50 PSF expiring in September 2002. Rite Aid has one remaining five year option at $14.50 PSF, which is significantly below the appraiser's estimate of market rent of $30.00 PSF. Rite Aid operates approximately 3,594 stores in 30 states and the District of Columbia. Rite Aid reported sales of $644 PSF for the twelve months ending in August 2001.

     Additional tenants at the property include a broad mix of national, regional, and local tenants. Strosniders Hardware (7,240 SF), Starbucks Coffee Company (1,200 SF), and Vie de France (1,400 SF), reported 2001 sales of $494, $1,151, and $779 PSF, respectively.

     PROPERTY MANAGEMENT. The property is managed by Zuckerman Gravely Management, Inc, the management arm of Zuckerman Gravely Development, Inc. The management team has over 35 years of real estate management experience.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.

     ADDITIONAL INDEBTEDNESS. Not allowed.

                                [GRAPHIC OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $916,535,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-1

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
               ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., J.P.Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., .J.P. Morgan Securities Inc., Merrill Lynch & Co. and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

The information contained in this diskette is all of the information set forth on Annex A to the Prospectus Supplement dated on or around April 3, 2002 to the Prospectus dated April 3, 2002 (collectively, the "Preliminary Prospectus"), relating to the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates") and should be reviewed only in conjunction with a careful review of the Preliminary Prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying mortgage loans. Such information is set forth in the Preliminary Prospectus, and particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in the Preliminary Prospectus. The information contained in this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Any information contained in this diskette is more fully described in the Preliminary Prospectus. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Final Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION, SERIES 2002-1

ANNEX A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

                                                      % OF                 MORTGAGE                  CUT-OFF
                                                  INITIAL POOL    # OF      LOAN      ORIGINAL         DATE
    ID                     PROPERTY NAME             BALANCE   PROPERTIES  SELLER(1)   BALANCE        BALANCE
-------------------------------------------------------------------------------------------------------------
     1              15555 Lundy Parkway (2)          5.54%         1       BSFI      58,000,000    57,516,449
     2              Scholls Ferry Boulevard          2.98%         1       GACC      31,000,000    31,000,000
     3              Fresh Pond Shopping Center       2.94%         1       GECC      30,600,000    30,582,957
     4              Plaza at Cedar Hill-MCA          2.69%         1       GECC      28,000,000    27,951,483
     5              Inverrary Gardens                2.31%         1       GACC      24,000,000    23,984,766
-------------------------------------------------------------------------------------------------------------
     6              Cameron Crossing (3)             2.30%         1       GECC      24,000,000    23,864,630
     7              38 Chauncy Street (4)            2.14%         1       GECC      22,313,439    22,200,005
     8              Rookwood Office Tower            2.06%         1       GECC      21,505,000    21,427,919
     9              Gates of Arlington               2.06%         1       GECC      21,400,000    21,345,805
    10              Potomac Place Shopping Center    2.02%         1       BSCMI     21,000,000    21,000,000
-------------------------------------------------------------------------------------------------------------
    11              Highland Greens Apartments       1.84%         1       GECC      19,200,000    19,111,819
    12              801 Travis Street                1.82%         1       BSFI      19,000,000    18,915,798
    13              Sudley North Office Center (5)   1.73%         5       GACC      18,010,000    18,010,000
    13a             7869 Ashton Ave.                 0.62%                 GACC       6,388,561     6,388,561
    13b             7848 Donegan Drive               0.59%                 GACC       6,101,435     6,101,435
-------------------------------------------------------------------------------------------------------------
    13c             7699 Ashton Ave.                 0.26%                 GACC       2,713,344     2,713,344
    13d             7698 Donegan Drive               0.17%                 GACC       1,794,540     1,794,540
    13e             7701 Donegan Drive               0.10%                 GACC       1,012,120     1,012,120
    14              Culver Center                    1.59%         1       GECC      16,500,000    16,471,319
    15              Grande Promenade                 1.53%         1       GACC      15,938,000    15,938,000
-------------------------------------------------------------------------------------------------------------
    16              Tri-City Plaza                   1.52%         1       GECC      15,800,000    15,740,859
    17              438 Summit Avenue                1.44%         1       GACC      15,000,000    15,000,000
    18              London Park Towers Apartments    1.44%         1       GACC      15,000,000    15,000,000
    19              Eagle Crest Apartments           1.41%         1       GACC      14,600,000    14,600,000
    20              20 E. 46th Street (4)            1.37%         1       GECC      14,274,690    14,265,905
-------------------------------------------------------------------------------------------------------------
    21              Centennial Valley Apts.          1.32%         1       GECC      13,750,000    13,707,054
    22              Walden Landing Apts.             1.32%         1       GECC      13,700,000    13,700,000
    23              Brighton Office Center           1.30%         1       BSFI      13,550,000    13,507,770
    24              East Gate Square Shopping
                      Center - Ph. IV                1.26%         1       BSFI      13,100,000    13,077,120
    25              Londonderry Apartments           1.16%         1       GACC      12,000,000    12,000,000
-------------------------------------------------------------------------------------------------------------
    26              The Cornerstone (4)              1.15%         1       GECC      11,996,354    11,932,793
    27              Commerce & Design Building       1.01%         1       GECC      10,500,000    10,449,574
    28              LaGuna Seca Shopping Center      1.00%         1       GECC      10,340,000    10,333,959
    29              Indio Plaza Shopping Center      0.99%         1       GECC      10,360,000    10,328,478
    30              Broadway Market Center           0.99%         1       GECC      10,256,000    10,250,027
-------------------------------------------------------------------------------------------------------------
    31              La Quinta Shopping Center        0.94%         1       GACC       9,775,000     9,757,430
    32              Town Center West (4)             0.94%         1       GECC       9,788,035     9,751,761
    33              Forest Place Apartments          0.91%         1       GACC       9,500,000     9,500,000
    34              College Club Apartments (6)      0.88%         1       GECC       9,100,000     9,100,000
    35              Chatham Executive Center         0.87%         1       GECC       9,059,000     9,054,036
-------------------------------------------------------------------------------------------------------------
    36              Storage USA- Fordham (4)         0.85%         1       GECC       8,891,688     8,859,842
    37              Center @ Monocacy                0.85%         1       GECC       8,800,000     8,780,205
    38              Glendale Safeway Shopping Center 0.83%         1       GECC       8,670,000     8,670,000
    39              500 S. Gravers Road              0.83%         1       BSFI       8,600,000     8,571,176
    40              Publix@ Laguna Isles             0.81%         1       GECC       8,400,000     8,394,953
-------------------------------------------------------------------------------------------------------------
    41              Campus Park Apts - Oklahoma      0.80%         1       GECC       8,315,000     8,289,142
    42              Lakeview Terrace MHC             0.79%         1       GECC       8,250,000     8,250,000
    43              1044 Market                      0.77%         1       GECC       8,046,000     8,046,000
    44              Longfellow Apartments            0.72%         1       GECC       7,539,000     7,504,297
    45              Timberview Apartments            0.71%         1       GECC       7,369,000     7,335,080
-------------------------------------------------------------------------------------------------------------
    46              Top of the Hill Apartments       0.68%         1       GACC       7,100,000     7,100,000
    47              Eastlake Village                 0.67%         1       BSFI       7,000,000     6,984,596
    48              The Grand Reserve                0.67%         1       GECC       7,000,000     6,983,022
    49              Trafalgar Plaza                  0.65%         1       GECC       6,824,000     6,794,386
    50              Fairfax Ridge                    0.65%         1       GECC       6,800,000     6,788,512
-------------------------------------------------------------------------------------------------------------
    51              Bonney Lake Shopping Center      0.62%         1       GECC       6,447,000     6,432,584
    52              Costco Ground Lease (7)          0.61%         1       BSFI       6,400,000     6,380,399
    53              Brandon Mills Apartments         0.61%         1       GECC       6,350,000     6,350,000
    54              Davie Self Storage               0.57%         1       GECC       5,920,000     5,886,019
    55              Campus Executive Office Park     0.56%         1       GECC       5,863,000     5,859,200
-------------------------------------------------------------------------------------------------------------
    56              Cedarfield Apartments            0.55%         1       GACC       5,740,000     5,736,751
    57              Kirkwood Apartments              0.55%         1       GACC       5,700,000     5,700,000
    58              Rosecrans Center                 0.54%         1       BSFI       5,650,000     5,644,302
    59              Federal Heights SC (4)           0.54%         1       GECC       5,627,527     5,604,547
    60              Washington Square                0.53%         1       GECC       5,500,000     5,488,089
-------------------------------------------------------------------------------------------------------------
    61              Rock Spring Shopping Center      0.52%         1       BSCMI      5,450,000     5,450,000
    62              Courtyard by Marriott -
                      Frederick                      0.50%         1       GECC       5,250,000     5,221,551
    63              Colonnade III Shopping Center    0.50%         1       GECC       5,200,000     5,188,233
    64              The Shops at Metro Station       0.48%         1       GACC       5,000,000     5,000,000
    65              Williamstown Shopping Center     0.48%         1       GECC       5,000,000     4,979,992
-------------------------------------------------------------------------------------------------------------
    66              Wayne Manchester Apartments      0.47%         1       GACC       4,900,000     4,900,000
    67              Blanco Market                    0.47%         1       GECC       4,900,000     4,897,427
    68              Mission Douglas Plaza            0.47%         1       GECC       4,900,000     4,891,550
    69              813 Diligence Drive              0.46%         1       GACC       4,800,000     4,791,563
    70              Heritage Square Shopping Center  0.45%         1       GECC       4,670,000     4,659,987
-------------------------------------------------------------------------------------------------------------
    71              Gateway Square Apartments        0.44%         1       GACC       4,600,000     4,600,000
    72              Lansdowne Village Apartments     0.44%         1       GACC       4,600,000     4,600,000
    73              A-1 Self Storage Morena          0.44%         1       GECC       4,550,000     4,533,938
    74              2033 Chenault Office             0.43%         1       GECC       4,500,000     4,489,938
    75              289 Highland Avenue              0.41%         1       BSFI       4,230,000     4,230,000
-------------------------------------------------------------------------------------------------------------
    76              Heathertree I Apartments         0.41%         1       GECC       4,240,000     4,220,483
    77              HEB-Gessner                      0.40%         1       GECC       4,200,000     4,192,664
    78              Heathertree II Apartments        0.39%         1       GECC       4,080,000     4,061,219
    79              Plaza South                      0.39%         1       BSCMI      4,050,000     4,047,582
    80              Stratford Executive Park         0.39%         1       GACC       4,025,000     4,018,124
-------------------------------------------------------------------------------------------------------------
    81              Eastchester Plaza                0.39%         1       BSFI       4,000,000     4,000,000
    82              Westfield Arms                   0.39%         1       GACC       4,000,000     4,000,000
    83              Vila Dian and Hillcrest (5)      0.38%         2       GECC       4,000,000     3,992,370
    83a             Hillcrest Estates                0.30%                 GECC       3,130,435     3,124,464
    83b             Villa Diann                      0.08%                 GECC         869,565       867,907
-------------------------------------------------------------------------------------------------------------
    84              Walgreens - Temple City, CA      0.38%         1       GECC       3,932,000     3,928,084
    85              Capitol Mobile Home Park         0.38%         1       GECC       3,920,000     3,908,203
    86              Cullen Crossing (4)              0.37%         1       GECC       3,895,892     3,888,815
    87              Walgreens-Loveland               0.37%         1       GECC       3,850,000     3,850,000
    88              A-1 Self Storage Concord         0.37%         1       GECC       3,825,000     3,802,252
-------------------------------------------------------------------------------------------------------------
    89              Mobile Aire Estates MHC          0.37%         1       GECC       3,800,000     3,793,331
    90              Friends and Family Self Storage  0.36%         1       GECC       3,800,000     3,782,581
    91              Village Green Apartments         0.36%         1       GACC       3,750,000     3,750,000
    92              Novato MHP                       0.36%         1       GECC       3,750,000     3,738,465
    93              Dogwood Creek Apartments         0.35%         1       GACC       3,640,000     3,640,000
-------------------------------------------------------------------------------------------------------------
    94              Burns Road Self Storage II       0.35%         1       GECC       3,600,000     3,583,070
    95              Storage Pro Richmond             0.34%         1       GECC       3,500,000     3,491,004
    96              Safeguard Self Storage # 15      0.33%         1       GECC       3,400,000     3,388,668
    97              Spring Pine Apartments           0.32%         1       GACC       3,350,000     3,344,305
    98              National Boulevard Self Storage  0.31%         1       BSFI       3,250,000     3,241,748
-------------------------------------------------------------------------------------------------------------
    99              A-1 Self Storage Kearney Mesa    0.31%         1       GECC       3,250,000     3,238,102
    100             Memorial Park Mini-Storage       0.31%         1       GECC       3,200,000     3,189,488
    101             Shops at 41st Street             0.31%         1       GECC       3,200,000     3,182,666
    102             Leland Plaza                     0.30%         1       GECC       3,120,000     3,112,926
    103             Somerville & Cambridge (5)       0.29%         2       BSFI       3,000,000     3,000,000
-------------------------------------------------------------------------------------------------------------
   103a             25-33 Lee Street                 0.17%                 BSFI       1,730,000     1,730,000
   103b             109 Highland Avenue              0.12%                 BSFI       1,270,000     1,270,000
    104             A-1 Self Storage Cypress         0.29%         1       GECC       3,000,000     2,988,736
    105             Wynsong 12                       0.29%         1       BSFI       3,025,000     2,972,178
    106             Walgreens - Brooklyn             0.27%         1       GECC       2,785,000     2,778,969
-------------------------------------------------------------------------------------------------------------
    107             1116 West Arbrook Retail B       0.26%         1       GECC       2,700,000     2,698,587
    108             Storage Pro Stockton             0.26%         1       GECC       2,700,000     2,693,061
    109             Frederick Self Storage           0.26%         1       GECC       2,700,000     2,692,822
    110             1211 Chestnut Street             0.25%         1       GACC       2,600,000     2,597,550
    111             Dodge Professional Center        0.25%         1       GECC       2,600,000     2,590,268
-------------------------------------------------------------------------------------------------------------
    112             Mt. Kisco Self Storage           0.25%         1       GECC       2,600,000     2,585,209
    113             Walgreen's                       0.25%         1       BSCMI      2,575,000     2,573,637
    114             Magnolia Mini Storage            0.25%         1       GECC       2,577,000     2,570,475
    115             3301 M Street                    0.25%         1       GACC       2,550,000     2,548,538
    116             Fort Knox SS-Leesburg            0.24%         1       GECC       2,500,000     2,493,505
-------------------------------------------------------------------------------------------------------------
    117             Green Valley Self Storage -
                      Lake Mead                      0.24%         1       GECC       2,450,000     2,447,697
    118             CVS-Pleasant Valley              0.23%         1       GECC       2,375,000     2,369,679
    119             101 Shoreline Office             0.23%         1       GECC       2,360,000     2,353,129
    120             Ayres Self Storage               0.22%         1       GECC       2,242,000     2,242,000
    121             Washington Ave Office            0.21%         1       GECC       2,200,000     2,196,121
-------------------------------------------------------------------------------------------------------------
    122             Scott's Corner                   0.21%         1       GECC       2,200,000     2,189,583
    123             Wal-Mart Center                  0.21%         1       GECC       2,150,000     2,150,000
    124             Firwood Apartments               0.20%         1       GECC       2,100,000     2,095,006
    125             Texan Storage                    0.20%         1       GECC       2,100,000     2,094,817
    126             Sure Lock (2) Self Storage       0.20%         1       GECC       2,092,000     2,092,000
-------------------------------------------------------------------------------------------------------------
    127             Waterman Medical Plaza           0.20%         1       GACC       2,075,000     2,067,916
    128             Park Colony Apartments           0.20%         1       GECC       2,030,000     2,027,987
    129             Sycamore Villa MHC               0.19%         1       GECC       2,000,000     1,994,994
    130             Cromwell Bridge                  0.18%         1       GECC       1,875,000     1,869,245
    131             Eckerd-Sterling                  0.17%         1       GECC       1,774,000     1,768,870
-------------------------------------------------------------------------------------------------------------
    132             Fort Knox-Frederick              0.16%         1       GECC       1,700,000     1,695,480
    133             Sure Lock (1) Self Storage       0.16%         1       GECC       1,681,000     1,681,000
    134             A1A Self Storage                 0.14%         1       GECC       1,500,000     1,498,493
    135             KenilWest Office Building        0.14%         1       GECC       1,500,000     1,497,451
    136             Safeguard Storage #13            0.14%         1       GECC       1,500,000     1,494,928
-------------------------------------------------------------------------------------------------------------
    137             Safeguard Self Storage #14       0.13%         1       GECC       1,331,000     1,326,564

(1) GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, BSFI - Bear,
    Stearns Funding, Inc., BSCMI - Bear Stearns Commercial Mortgage, Inc.

(2) 15555 Lundy Parkway:  Fully-amortizing based on a structured lease and mortgage payment schedule, which maintains a constant DSCR of at least 1.22x throughout the 15-year loan term.  See Annex B for a schedule of the lease and debt service payments.

(3) Cameron Crossing: Total square footage excludes the 108,003 square feet of Home Depot.

(4) Earn-out loan, but loan proceeds have been fully funded.

(5) One loan secured by multiple properties.

(6) College Club Apartments: DSCR is based off of the monthly debt service after the interest-only period.

(7) Costco Ground Lease:  Secured by the related borrower's interest in land.

TABLE CONTINUED

                                                     GENERAL            DETAILED                                 INTEREST
                                                    PROPERTY            PROPERTY        INTEREST ADMINISTRATIVE   ACCRUAL
    ID                     PROPERTY NAME              TYPE                TYPE            RATE      FEE RATE       BASIS
--------------------------------------------------------------------------------------------------------------------------
     1              15555 Lundy Parkway (2)          Office             Office           7.3000%   0.05220%    Actual/360
     2              Scholls Ferry Boulevard          Office             Office           7.6150%   0.05220%    Actual/360
     3              Fresh Pond Shopping Center       Retail             Anchored         7.3700%   0.05220%    Actual/360
     4              Plaza at Cedar Hill-MCA          Retail             Anchored         7.3800%   0.05220%    Actual/360
     5              Inverrary Gardens                Multifamily        Conventional     6.9500%   0.05220%    Actual/360
--------------------------------------------------------------------------------------------------------------------------
     6              Cameron Crossing (3)             Retail             Anchored         7.7400%   0.05220%    Actual/360
     7              38 Chauncy Street (4)            Office             Office           7.3400%   0.05220%    Actual/360
     8              Rookwood Office Tower            Office             Office           7.4500%   0.05220%    Actual/360
     9              Gates of Arlington               Multifamily        Conventional     6.8800%   0.05220%    Actual/360
    10              Potomac Place Shopping Center    Retail             Anchored         6.9600%   0.05220%    Actual/360
--------------------------------------------------------------------------------------------------------------------------
    11              Highland Greens Apartments       Multifamily        Conventional     7.0000%   0.05220%    Actual/360
    12              801 Travis Street                Office             Office           6.4500%   0.05220%    Actual/360
    13              Sudley North Office Center (5)   Office             Office           7.4700%   0.05220%    Actual/360
    13a             7869 Ashton Ave.                 Office             Office
    13b             7848 Donegan Drive               Office             Office
--------------------------------------------------------------------------------------------------------------------------
    13c             7699 Ashton Ave.                 Office             Office
    13d             7698 Donegan Drive               Office             Office
    13e             7701 Donegan Drive               Office             Office
    14              Culver Center                    Retail             Anchored         7.3600%   0.05220%    Actual/360
    15              Grande Promenade                 Retail             Shadow Anchored  7.8200%   0.05220%    Actual/360
--------------------------------------------------------------------------------------------------------------------------
    16              Tri-City Plaza                   Retail             Anchored         7.2500%   0.05220%    Actual/360
    17              438 Summit Avenue                Office             Office           7.4500%   0.05220%    Actual/360
    18              London Park Towers Apartments    Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    19              Eagle Crest Apartments           Multifamily        Conventional     6.9900%   0.05220%    Actual/360
    20              20 E. 46th Street (4)            Office             Office           7.1100%   0.05220%    Actual/360
--------------------------------------------------------------------------------------------------------------------------
    21              Centennial Valley Apts.          Multifamily        Conventional     6.9800%   0.05220%    Actual/360
    22              Walden Landing Apts.             Multifamily        Conventional     7.0100%   0.05220%    Actual/360
    23              Brighton Office Center           Office             Office           6.9900%   0.05220%    Actual/360
    24              East Gate Square Shopping
                      Center - Ph. IV                Retail             Anchored         7.3300%   0.05220%    Actual/360
    25              Londonderry Apartments           Multifamily        Conventional     6.1600%   0.05220%    Actual/360
--------------------------------------------------------------------------------------------------------------------------
    26              The Cornerstone (4)              Retail             Unanchored       8.0200%   0.05220%    Actual/360
    27              Commerce & Design Building       Office             Office           6.8000%   0.05220%    Actual/360
    28              LaGuna Seca Shopping Center      Retail             Anchored         7.2200%   0.05220%    Actual/360
    29              Indio Plaza Shopping Center      Retail             Anchored         7.1000%   0.05220%    Actual/360
    30              Broadway Market Center           Retail             Anchored         7.2300%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    31              La Quinta Shopping Center        Retail             Anchored         7.1500%   0.05220%    Actual/360
    32              Town Center West (4)             Retail             Anchored         7.1100%   0.05220%    Actual/360
    33              Forest Place Apartments          Multifamily        Conventional     6.8600%   0.05220%    Actual/360
    34              College Club Apartments (6)      Multifamily        Student Housing  6.7400%   0.05220%    Actual/360
    35              Chatham Executive Center         Office             Office           7.4200%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    36              Storage USA- Fordham (4)         Self Storage       Self Storage     7.3100%   0.05220%    Actual/360
    37              Center @ Monocacy                Industrial         Office/Warehouse 7.4800%   0.05220%    Actual/360
    38              Glendale Safeway Shopping Center Retail             Anchored         7.0000%   0.05220%    Actual/360
    39              500 S. Gravers Road              Office             Office           7.6650%   0.05220%    Actual/360
    40              Publix@ Laguna Isles             Retail             Anchored         7.1300%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    41              Campus Park Apts - Oklahoma      Multifamily        Student Housing  7.0000%   0.05220%    Actual/360
    42              Lakeview Terrace MHC             Manufactured       Manufactured
                                                       Housing            Housing        7.2800%   0.05220%    Actual/360
    43              1044 Market                      Retail             Anchored         7.8500%   0.05220%    Actual/360
    44              Longfellow Apartments            Multifamily        Conventional     6.9900%   0.05220%    Actual/360
    45              Timberview Apartments            Multifamily        Conventional     6.9900%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    46              Top of the Hill Apartments       Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    47              Eastlake Village                 Retail             Shadow Anchored  7.5900%   0.05220%    Actual/360
    48              The Grand Reserve                Multifamily        Conventional     7.1000%   0.05220%    Actual/360
    49              Trafalgar Plaza                  Office             Office           7.2500%   0.05220%    Actual/360
    50              Fairfax Ridge                    Office             Office           7.5400%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    51              Bonney Lake Shopping Center      Retail             Anchored         7.5100%   0.05220%    Actual/360
    52              Costco Ground Lease (7)          Retail             Anchored         7.0700%   0.05220%    Actual/360
    53              Brandon Mills Apartments         Multifamily        Conventional     7.0400%   0.05220%    Actual/360
    54              Davie Self Storage               Self Storage       Self Storage     7.6700%   0.05220%    Actual/360
    55              Campus Executive Office Park     Office             Office           6.8800%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    56              Cedarfield Apartments            Multifamily        Student Housing  7.3200%   0.05220%    Actual/360
    57              Kirkwood Apartments              Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    58              Rosecrans Center                 Retail             Unanchored       7.6350%   0.05220%    Actual/360
    59              Federal Heights SC (4)           Retail             Shadow Anchored  7.7500%   0.05220%    Actual/360
    60              Washington Square                Retail             Shadow Anchored  7.6700%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    61              Rock Spring Shopping Center      Retail             Anchored         7.4700%   0.05220%    Actual/360
    62              Courtyard by Marriott -
                      Frederick                      Hotel              Limited Service  7.6500%   0.05220%    Actual/360
    63              Colonnade III Shopping Center    Retail             Unanchored       7.4500%   0.05220%    Actual/360
    64              The Shops at Metro Station       Retail             Anchored         7.7900%   0.05220%    Actual/360
    65              Williamstown Shopping Center     Retail             Unanchored       7.6000%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    66              Wayne Manchester Apartments      Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    67              Blanco Market                    Retail             Shadow Anchored  7.5500%   0.05220%    Actual/360
    68              Mission Douglas Plaza            Retail             Anchored         7.4100%   0.05220%    Actual/360
    69              813 Diligence Drive              Office             Flex             7.2900%   0.05220%    Actual/360
    70              Heritage Square Shopping Center  Retail             Unanchored       7.7200%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    71              Gateway Square Apartments        Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    72              Lansdowne Village Apartments     Multifamily        Conventional     6.1600%   0.05220%    Actual/360
    73              A-1 Self Storage Morena          Self Storage       Self Storage     7.3400%   0.05220%    Actual/360
    74              2033 Chenault Office             Industrial         Office/Warehouse 7.5100%   0.05220%    Actual/360
    75              289 Highland Avenue              Multifamily        Conventional     7.4700%   0.05220%     30/360
-------------------------------------------------------------------------------------------------------------------------
    76              Heathertree I Apartments         Multifamily        Conventional     6.9900%   0.05220%    Actual/360
    77              HEB-Gessner                      Retail             Anchored         7.3300%   0.05220%    Actual/360
    78              Heathertree II Apartments        Multifamily        Conventional     6.9900%   0.05220%    Actual/360
    79              Plaza South                      Retail             Shadow Anchored  7.1500%   0.05220%    Actual/360
    80              Stratford Executive Park         Office             Office           7.4700%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    81              Eastchester Plaza                Retail             Shadow Anchored  7.6400%   0.05220%    Actual/360
    82              Westfield Arms                   Multifamily        Conventional     7.4400%   0.05220%    Actual/360
    83              Vila Dian and Hillcrest (5)      Manufactured       Manufactured
                                                       Housing            Housing        6.7800%   0.05220%    Actual/360
    83a             Hillcrest Estates                Manufactured       Manufactured
                                                       Housing            Housing
    83b             Villa Diann                      Manufactured       Manufactured
                                                       Housing            Housing
-------------------------------------------------------------------------------------------------------------------------
    84              Walgreens - Temple City, CA      Retail             Anchored         7.2000%   0.05220%    Actual/360
    85              Capitol Mobile Home Park         Manufactured       Manufactured
                                                       Housing            Housing        7.1500%   0.05220%    Actual/360
    86              Cullen Crossing (4)              Retail             Shadow Anchored  7.4300%   0.05220%    Actual/360
    87              Walgreens-Loveland               Retail             Unanchored       7.6700%   0.05220%    Actual/360
    88              A-1 Self Storage Concord         Self Storage       Self Storage     7.1000%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    89              Mobile Aire Estates MHC          Manufactured       Manufactured
                                                       Housing            Housing        7.3000%   0.05220%    Actual/360
    90              Friends and Family Self Storage  Self Storage       Self Storage     7.2500%   0.05220%    Actual/360
    91              Village Green Apartments         Multifamily        Conventional     7.4200%   0.05220%    Actual/360
    92              Novato MHP                       Manufactured       Manufactured
                                                       Housing            Housing        7.0500%   0.05220%    Actual/360
    93              Dogwood Creek Apartments         Multifamily        Conventional     7.5900%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    94              Burns Road Self Storage II       Self Storage       Self Storage     7.1000%   0.05220%    Actual/360
    95              Storage Pro Richmond             Self Storage       Self Storage     7.2900%   0.05220%    Actual/360
    96              Safeguard Self Storage # 15      Self Storage       Self Storage     7.7000%   0.05220%    Actual/360
    97              Spring Pine Apartments           Multifamily        Conventional     7.5000%   0.05220%    Actual/360
    98              National Boulevard Self Storage  Self Storage       Self Storage     7.3800%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    99              A-1 Self Storage Kearney Mesa    Self Storage       Self Storage     7.1100%   0.05220%    Actual/360
    100             Memorial Park Mini-Storage       Self Storage       Self Storage     7.7900%   0.05220%    Actual/360
    101             Shops at 41st Street             Retail             Unanchored       7.9000%   0.05220%    Actual/360
    102             Leland Plaza                     Retail             Anchored         7.4400%   0.05220%    Actual/360
    103             Somerville & Cambridge (5)       Multifamily        Conventional     7.0500%   0.05220%     30/360
-------------------------------------------------------------------------------------------------------------------------
   103a             25-33 Lee Street                 Multifamily        Conventional
   103b             109 Highland Avenue              Multifamily        Conventional
    104             A-1 Self Storage Cypress         Self Storage       Self Storage     6.9500%   0.05220%    Actual/360
    105             Wynsong 12                       Retail             Unanchored       8.8670%   0.05220%    Actual/360
    106             Walgreens - Brooklyn             Retail             Anchored         7.6700%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    107             1116 West Arbrook Retail B       Retail             Shadow Anchored  7.5600%   0.05220%    Actual/360
    108             Storage Pro Stockton             Self Storage       Self Storage     7.2900%   0.05220%    Actual/360
    109             Frederick Self Storage           Self Storage       Self Storage     7.0400%   0.05220%    Actual/360
    110             1211 Chestnut Street             Office             Office           7.4500%   0.05220%    Actual/360
    111             Dodge Professional Center        Office             Office           7.2500%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    112             Mt. Kisco Self Storage           Self Storage       Self Storage     7.1500%   0.05220%    Actual/360
    113             Walgreen's                       Retail             Anchored         7.5250%   0.05220%    Actual/360
    114             Magnolia Mini Storage            Self Storage       Self Storage     7.4000%   0.05220%    Actual/360
    115             3301 M Street                    Multifamily        Conventional/
                                                                          Retail         7.2800%   0.05220%    Actual/360
    116             Fort Knox SS-Leesburg            Self Storage       Self Storage     7.2100%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    117             Green Valley Self Storage - Lake Self Storage       Self Storage     7.4600%   0.05220%    Actual/360
    118             CVS-Pleasant Valley              Retail             Anchored         7.5000%   0.05220%    Actual/360
    119             101 Shoreline Office             Office             Office           7.3000%   0.05220%    Actual/360
    120             Ayres Self Storage               Self Storage       Self Storage     7.6200%   0.05220%    Actual/360
    121             Washington Ave Office            Office             Office           7.2700%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    122             Scott's Corner                   Retail             Unanchored       7.0600%   0.05220%    Actual/360
    123             Wal-Mart Center                  Retail             Shadow Anchored  7.8500%   0.05220%    Actual/360
    124             Firwood Apartments               Multifamily        Student Housing  7.2000%   0.05220%    Actual/360
    125             Texan Storage                    Self Storage       Self Storage     7.5900%   0.05220%    Actual/360
    126             Sure Lock (2) Self Storage       Self Storage       Self Storage     7.5000%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    127             Waterman Medical Plaza           Office             Medical Office   7.5500%   0.05220%    Actual/360
    128             Park Colony Apartments           Multifamily        Conventional     7.2200%   0.05220%    Actual/360
    129             Sycamore Villa MHC               Manufactured       Manufactured
                                                       Housing            Housing        6.9400%   0.05220%    Actual/360
    130             Cromwell Bridge                  Office             Office           7.0600%   0.05220%    Actual/360
    131             Eckerd-Sterling                  Retail             Anchored         7.2300%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    132             Fort Knox-Frederick              Self Storage       Self Storage     7.0400%   0.05220%    Actual/360
    133             Sure Lock (1) Self Storage       Self Storage       Self Storage     7.5000%   0.05220%    Actual/360
    134             A1A Self Storage                 Self Storage       Self Storage     7.1600%   0.05220%    Actual/360
    135             KenilWest Office Building        Office             Office           7.1000%   0.05220%    Actual/360
    136             Safeguard Storage #13            Self Storage       Self Storage     7.6100%   0.05220%    Actual/360
-------------------------------------------------------------------------------------------------------------------------
    137             Safeguard Self Storage #14       Self Storage       Self Storage     7.7000%   0.05220%    Actual/360

TABLE CONTINUED

                                                          ORIGINAL      STATED REMAINING   ORIGINAL    REMAINING    FIRST
                                                      TERM TO MATURITY  TERM TO MATURITY AMORTIZATION AMORTIZATION PAYMENT
     ID                 PROPERTY NAME                   OR APD (MOS.)    OR APD (MOS.)   TERM (MOS.)  TERM (MOS.)    DATE
--------------------------------------------------------------------------------------------------------------------------
     1              15555 Lundy Parkway (2)                 180              176            180          176        1/1/02
     2              Scholls Ferry Boulevard                 120              120            360          360        5/1/02
     3              Fresh Pond Shopping Center              120              119            360          359        4/1/02
     4              Plaza at Cedar Hill-MCA                 120              118            360          358        3/1/02
     5              Inverrary Gardens                       120              119            360          359        4/1/02
--------------------------------------------------------------------------------------------------------------------------
     6              Cameron Crossing (3)                    120              111            360          351        8/1/01
     7              38 Chauncy Street (4)                   120              112            359          352        9/1/01
     8              Rookwood Office Tower                   120              115            360          355       12/1/01
     9              Gates of Arlington                      120              117            360          357        2/1/02
    10              Potomac Place Shopping Center           84                84            360          360        5/1/02
--------------------------------------------------------------------------------------------------------------------------
    11              Highland Greens Apartments              120              114            360          354       11/1/01
    12              801 Travis Street                       84                79            360          355       12/1/01
    13              Sudley North Office Center (5)          120              120            360          360        5/1/02
    13a             7869 Ashton Ave.
    13b             7848 Donegan Drive
--------------------------------------------------------------------------------------------------------------------------
    13c             7699 Ashton Ave.
    13d             7698 Donegan Drive
    13e             7701 Donegan Drive
    14              Culver Center                           120              118            360          358        3/1/02
    15              Grande Promenade                        120              120            360          360        5/1/02
--------------------------------------------------------------------------------------------------------------------------
    16              Tri-City Plaza                          120              115            360          355       12/1/01
    17              438 Summit Avenue                       120              120            300          300        5/1/02
    18              London Park Towers Apartments           120              120            360          360        5/1/02
    19              Eagle Crest Apartments                  120              120            360          360        5/1/02
    20              20 E. 46th Street (4)                   120              117            358          357        2/1/02
--------------------------------------------------------------------------------------------------------------------------
    21              Centennial Valley Apts.                 120              116            360          356        1/1/02
    22              Walden Landing Apts.                    120              120            360          360        5/1/02
    23              Brighton Office Center                   60               56            360          356        1/1/02
    24              East Gate Square Shopping
                      Center - Ph. IV                        60               58            360          358        3/1/02
    25              Londonderry Apartments                  120              120            360          360        5/1/02
--------------------------------------------------------------------------------------------------------------------------
    26              The Cornerstone (4)                     120              104            359          350        1/1/01
    27              Commerce & Design Building              120              114            360          354       11/1/01
    28              LaGuna Seca Shopping Center             120              119            360          359        4/1/02
    29              Indio Plaza Shopping Center             120              116            360          356        1/1/02
    30              Broadway Market Center                  120              119            360          359        4/1/02
--------------------------------------------------------------------------------------------------------------------------
    31              La Quinta Shopping Center               120              118            360          358        3/1/02
    32              Town Center West (4)                    120              114            358          354       11/1/01
    33              Forest Place Apartments                 120              120            360          360        5/1/02
    34              College Club Apartments (6)             120              116            360          360        1/1/02
    35              Chatham Executive Center                120              119            360          359        4/1/02
--------------------------------------------------------------------------------------------------------------------------
    36              Storage USA- Fordham (4)                120              116            299          296        1/1/02
    37              Center @ Monocacy                       120              117            360          357        2/1/02
    38              Glendale Safeway Shopping Center        120              120            360          360        5/1/02
    39              500 S. Gravers Road                     120              117            300          297        2/1/02
    40              Publix@ Laguna Isles                    120              119            360          359        4/1/02
--------------------------------------------------------------------------------------------------------------------------
    41              Campus Park Apts - Oklahoma             120              116            360          356        1/1/02
    42              Lakeview Terrace MHC                    120              120            300          300        5/1/02
    43              1044 Market                             120              120            360          360        5/1/02
    44              Longfellow Apartments                   120              114            360          354       11/1/01
    45              Timberview Apartments                   120              114            360          354       11/1/01
--------------------------------------------------------------------------------------------------------------------------
    46              Top of the Hill Apartments              120              120            360          360        5/1/02
    47              Eastlake Village                        120              117            360          357        2/1/02
    48              The Grand Reserve                       120              117            360          357        2/1/02
    49              Trafalgar Plaza                         120              114            360          354       11/1/01
    50              Fairfax Ridge                           120              118            360          358        3/1/02
--------------------------------------------------------------------------------------------------------------------------
    51              Bonney Lake Shopping Center             120              117            360          357        2/1/02
    52              Costco Ground Lease (7)                 180              176            360          356        1/1/02
    53              Brandon Mills Apartments                120              120            360          360        5/1/02
    54              Davie Self Storage                      120              111            360          351        8/1/01
    55              Campus Executive Office Park            120              119            360          359        4/1/02
--------------------------------------------------------------------------------------------------------------------------
    56              Cedarfield Apartments                   120              119            360          359        4/1/02
    57              Kirkwood Apartments                     120              120            360          360        5/1/02
    58              Rosecrans Center                        120              119            288          287        4/1/02
    59              Federal Heights SC (4)                  120              107            353          347        4/1/01
    60              Washington Square                       120              117            360          357        2/1/02
--------------------------------------------------------------------------------------------------------------------------
    61              Rock Spring Shopping Center             120              120            360          360        5/1/02
    62              Courtyard by Marriott -
                      Frederick                             120              115            300          295       12/1/01
    63              Colonnade III Shopping Center           120              117            360          357        2/1/02
    64              The Shops at Metro Station              120              120            360          360        5/1/02
    65              Williamstown Shopping Center            120              114            360          354       11/1/01
--------------------------------------------------------------------------------------------------------------------------
    66              Wayne Manchester Apartments             120              120            360          360        5/1/02
    67              Blanco Market                           120              119            360          359        4/1/02
    68              Mission Douglas Plaza                   120              118            360          358        3/1/02
    69              813 Diligence Drive                     120              118            360          358        3/1/02
    70              Heritage Square Shopping Center         120              117            360          357        2/1/02
---------------------------------------------------------------------------------------------------------------------------
    71              Gateway Square Apartments               120              120            360          360        5/1/02
    72              Lansdowne Village Apartments            120              120            360          360        5/1/02
    73              A-1 Self Storage Morena                 120              117            300          297        2/1/02
    74              2033 Chenault Office                    120              117            360          357        2/2/02
    75              289 Highland Avenue                     120              120            360          360        5/1/02
---------------------------------------------------------------------------------------------------------------------------
    76              Heathertree I Apartments                120              114            360          354       11/1/01
    77              HEB-Gessner                             120              118            360          358        3/1/02
    78              Heathertree II Apartments               120              114            360          354       11/1/01
    79              Plaza South                             120              119            360          359        4/1/02
    80              Stratford Executive Park                120              118            360          358        3/1/02
---------------------------------------------------------------------------------------------------------------------------
    81              Eastchester Plaza                       120              120            360          360        5/1/02
    82              Westfield Arms                          120              120            360          360        5/1/02
    83              Vila Dian and Hillcrest (5)             120              118            360          358        3/1/02
    83a             Hillcrest Estates
    83b             Villa Diann
---------------------------------------------------------------------------------------------------------------------------
    84              Walgreens - Temple City, CA             120              119            300          299        4/1/02
    85              Capitol Mobile Home Park                120              116            360          356        1/1/02
    86              Cullen Crossing (4)                     120              109            351          349        6/1/01
    87              Walgreens-Loveland                      120              120            300          300        5/1/02
    88              A-1 Self Storage Concord                120              115            300          295       12/1/01
---------------------------------------------------------------------------------------------------------------------------
    89              Mobile Aire Estates MHC                 84                82            360          358        3/1/02
    90              Friends and Family Self Storage         120              116            300          296        1/1/02
    91              Village Green Apartments                120              120            360          360        5/1/02
    92              Novato MHP                              120              116            360          356        1/1/02
    93              Dogwood Creek Apartments                120              120            300          300        5/1/02
---------------------------------------------------------------------------------------------------------------------------
    94              Burns Road Self Storage II              120              116            300          296        1/1/02
    95              Storage Pro Richmond                    120              118            300          298        3/1/02
    96              Safeguard Self Storage # 15             120              117            300          297        2/1/02
    97              Spring Pine Apartments                  60                58            360          358        3/1/02
    98              National Boulevard Self Storage         120              118            300          298        3/1/02
---------------------------------------------------------------------------------------------------------------------------
    99              A-1 Self Storage Kearney Mesa           120              117            300          297        2/1/02
   100              Memorial Park Mini-Storage              120              117            300          297        2/1/02
   101              Shops at 41st Street                    120              111            360          351        8/1/01
   102              Leland Plaza                            120              117            360          357        2/1/02
   103              Somerville & Cambridge (5)              60                60            360          360        5/1/02
---------------------------------------------------------------------------------------------------------------------------
   103a             25-33 Lee Street
   103b             109 Highland Avenue
   104              A-1 Self Storage Cypress                120              117            300          297        2/1/02
   105              Wynsong 12                              120              100            300          280        9/1/00
   106              Walgreens - Brooklyn                    120              117            360          357        2/1/02
---------------------------------------------------------------------------------------------------------------------------
   107              1116 West Arbrook Retail B              120              119            360          359        4/1/02
   108              Storage Pro Stockton                    120              118            300          298        3/1/02
   109              Frederick Self Storage                  120              118            300          298        3/1/02
   110              1211 Chestnut Street                    120              119            300          299        4/1/02
   111              Dodge Professional Center               120              115            360          355       12/1/01
---------------------------------------------------------------------------------------------------------------------------
   112              Mt. Kisco Self Storage                  120              117            240          237        2/1/02
   113              Walgreen's                              120              119            360          359        4/1/02
   114              Magnolia Mini Storage                   120              118            300          298        3/1/02
   115              3301 M Street                           120              119            360          359        4/1/02
   116              Fort Knox SS-Leesburg                   120              118            300          298        3/1/02
---------------------------------------------------------------------------------------------------------------------------
   117              Green Valley Self Storage - Lake        120              119            300          299        4/1/02
   118              CVS-Pleasant Valley                     120              117            360          357        2/1/02
   119              101 Shoreline Office                    120              116            360          356        1/1/02
   120              Ayres Self Storage                      120              120            300          300        5/1/02
   121              Washington Ave Office                   120              118            360          358        3/1/02
---------------------------------------------------------------------------------------------------------------------------
   122              Scott's Corner                          120              116            300          296        1/1/02
   123              Wal-Mart Center                         120              120            324          324        5/1/02
   124              Firwood Apartments                      120              117            360          357        2/1/02
   125              Texan Storage                           120              118            300          298        3/1/02
   126              Sure Lock (2) Self Storage              120              120            300          300        5/1/02
---------------------------------------------------------------------------------------------------------------------------
   127              Waterman Medical Plaza                  120              117            300          297        2/1/02
   128              Park Colony Apartments                  120              119            300          299        4/1/02
   129              Sycamore Villa MHC                      120              117            360          357        2/1/02
   130              Cromwell Bridge                         120              116            360          356        1/1/02
   131              Eckerd-Sterling                         180              179            180          179        4/1/02
---------------------------------------------------------------------------------------------------------------------------
   132              Fort Knox-Frederick                     120              118            300          298        3/1/02
   133              Sure Lock (1) Self Storage              120              120            300          300        5/1/02
   134              A1A Self Storage                        120              119            300          299        4/1/02
   135              KenilWest Office Building               120              119            240          239        4/1/02
   136              Safeguard Storage #13                   120              117            300          297        2/1/02
---------------------------------------------------------------------------------------------------------------------------
   137              Safeguard Self Storage #14              120              117            300          297        2/1/02

TABLE CONTINUED

                                                      MATURITY    ANNUAL     MONTHLY     REMAINING
                                                        DATE       DEBT        DEBT    INTEREST ONLY                          APD
     ID                 PROPERTY NAME                  OR APD     SERVICE    SERVICE   PERIOD (MOS.)      LOCKBOX          (YES/NO)
------------------------------------------------------------------------------------------------------------------------------------
     1              15555 Lundy Parkway (2)            12/1/16   5,707,068   475,589       -          Hard                    No
     2              Scholls Ferry Boulevard             4/1/12   2,630,434   219,203       -          Hard                    No
     3              Fresh Pond Shopping Center          3/1/12   2,534,908   211,242       -          No                      No
     4              Plaza at Cedar Hill-MCA             2/1/12   2,321,814   193,484       -          No                      No
     5              Inverrary Gardens                   3/1/12   1,906,410   158,868       -          Soft at Closing,
                                                                                                        Springing Hard        No
------------------------------------------------------------------------------------------------------------------------------------
     6              Cameron Crossing (3)                7/1/11   2,061,277   171,773       -          No                      No
     7              38 Chauncy Street (4)               8/1/11   1,844,391   153,699       -          No                      No
     8              Rookwood Office Tower              11/1/11   1,795,566   149,630       -          No                      No
     9              Gates of Arlington                  1/1/12   1,687,851   140,654       -          No                      No
    10              Potomac Place Shopping Center       4/1/09   1,669,798   139,150       -          Soft at Closing,
                                                                                                        Springing Hard        No
------------------------------------------------------------------------------------------------------------------------------------
    11              Highland Greens Apartments         10/1/11   1,532,857   127,738       -          No                      No
    12              801 Travis Street                  11/1/08   1,433,626   119,469       -          Soft at Closing,
                                                                                                        Springing Hard        No
    13              Sudley North Office Center (5)      4/1/12   1,506,705   125,559       -          Hard                    No
    13a             7869 Ashton Ave.
    13b             7848 Donegan Drive
------------------------------------------------------------------------------------------------------------------------------------
    13c             7699 Ashton Ave.
    13d             7698 Donegan Drive
    13e             7701 Donegan Drive
    14              Culver Center                       2/1/12   1,365,513   113,793       -          No                      No
    15              Grande Promenade                    4/1/12   1,379,445   114,954       -          Soft at Closing,
                                                                                                        Springing Hard        No
------------------------------------------------------------------------------------------------------------------------------------
    16              Tri-City Plaza                     11/1/11   1,293,406   107,784       -          No                      No
    17              438 Summit Avenue                   4/1/12   1,324,335   110,361       -          Hard                    Yes
    18              London Park Towers Apartments       4/1/12   1,097,776    91,481       -          No                      No
    19              Eagle Crest Apartments              4/1/12   1,164,434    97,036       -          Soft at Closing,
                                                                                                        Springing Hard        No
    20              20 E. 46th Street (4)               1/1/12   1,154,178    96,181       -          Soft at Closing,
                                                                                                        Springing Hard        No
------------------------------------------------------------------------------------------------------------------------------------
    21              Centennial Valley Apts.            12/1/11   1,095,534    91,294       -          No                      No
    22              Walden Landing Apts.                4/1/12   1,094,862    91,238       -          No                      No
    23              Brighton Office Center             12/1/06   1,080,690    90,058       -          Soft at Closing,
                                                                                                        Springing Hard        Yes
    24              East Gate Square Shopping Center
                      - Ph. IV                          2/1/07   1,080,924    90,077       -          Soft at Closing,
                                                                                                        Springing Hard        No
    25              Londonderry Apartments              4/1/12     878,221    73,185       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    26              The Cornerstone (4)                12/1/10   1,059,015    88,251       -          No                      No
    27              Commerce & Design Building         10/1/11     821,426    68,452       -          No                      No
    28              LaGuna Seca Shopping Center         3/1/12     843,921    70,327       -          Soft at Closing,
                                                                                                        Springing Hard        No
    29              Indio Plaza Shopping Center        12/1/11     835,470    69,623       -          No                      No
    30              Broadway Market Center              3/1/12     837,899    69,825       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    31              La Quinta Shopping Center           2/1/12     792,252    66,021       -          No                      No
    32              Town Center West (4)               10/1/11     791,410    65,951       -          No                      No
    33              Forest Place Apartments             4/1/12     747,757    62,313       -          No                      No
    34              College Club Apartments (6)        12/1/11     707,543    58,962       8          No                      No
    35              Chatham Executive Center            3/1/12     754,156    62,846       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    36              Storage USA- Fordham (4)           12/1/11     776,278    64,690       -          No                      No
    37              Center @ Monocacy                   1/1/12     736,925    61,410       -          No                      No
    38              Glendale Safeway Shopping Center    4/1/12     692,181    57,682       -          No                      No
    39              500 S. Gravers Road                 1/1/12     773,749    64,479       -          No                      No
    40              Publix@ Laguna Isles                3/1/12     679,448    56,621       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    41              Campus Park Apts - Oklahoma        12/1/11     663,839    55,320       -          No                      No
    42              Lakeview Terrace MHC                4/1/12     717,493    59,791       -          No                      No
    43              1044 Market                         4/1/12     698,394    58,200       -          Soft at Closing,
                                                                                                        Springing Hard        No
    44              Longfellow Apartments              10/1/11     601,278    50,107       -          No                      No
    45              Timberview Apartments              10/1/11     587,720    48,977       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    46              Top of the Hill Apartments          4/1/12     519,614    43,301       -          No                      No
    47              Eastlake Village                    1/1/12     592,526    49,377       -          No                      No
    48              The Grand Reserve                   1/1/12     564,507    47,042       -          No                      No
    49              Trafalgar Plaza                    10/1/11     558,621    46,552       -          No                      No
    50              Fairfax Ridge                       2/1/12     572,796    47,733       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    51              Bonney Lake Shopping Center         1/1/12     541,470    45,123       -          No                      No
    52              Costco Ground Lease (7)            12/1/16     514,568    42,881       -          Hard                    No
    53              Brandon Mills Apartments            4/1/12     509,009    42,417       -          No                      No
    54              Davie Self Storage                  7/1/11     505,018    42,085       -          No                      No
    55              Campus Executive Office Park        3/1/12     462,424    38,535       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    56              Cedarfield Apartments               3/1/12     473,158    39,430       -          No                      No
    57              Kirkwood Apartments                 4/1/12     417,155    34,763       -          No                      No
    58              Rosecrans Center                    3/1/12     514,133    42,844       -          No                      No
    59              Federal Heights SC (4)              3/1/11     486,245    40,520       -          No                      No
    60              Washington Square                   1/1/12     469,189    39,099       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    61              Rock Spring Shopping Center         4/1/12     455,944    37,995       -          No                      No
    62              Courtyard by Marriott - Frederick  11/1/11     471,729    39,311       -          No                      No
    63              Colonnade III Shopping Center       1/1/12     434,175    36,181       -          No                      No
    64              The Shops at Metro Station          4/1/12     431,507    35,959       -          No                      No
    65              Williamstown Shopping Center       10/1/11     423,645    35,304       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    66              Wayne Manchester Apartments         4/1/12     358,607    29,884       -          No                      No
    67              Blanco Market                       3/1/12     413,153    34,429       -          No                      No
    68              Mission Douglas Plaza               2/1/12     407,521    33,960       -          No                      No
    69              813 Diligence Drive                 2/1/12     394,497    32,875       -          No                      No
    70              Heritage Square Shopping Center     1/1/12     400,316    33,360       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    71              Gateway Square Apartments           4/1/12     336,651    28,054       -          No                      No
    72              Lansdowne Village Apartments        4/1/12     336,651    28,054       -          No                      No
    73              A-1 Self Storage Morena             1/1/12     397,824    33,152       -          No                      No
    74              2033 Chenault Office                1/1/12     377,946    31,495       -          No                      No
    75              289 Highland Avenue                 4/1/12     353,879    29,490       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    76              Heathertree I Apartments           10/1/11     338,164    28,180       -          No                      No
    77              HEB-Gessner                         2/1/12     346,556    28,880       -          No                      No
    78              Heathertree II Apartments          10/1/11     325,403    27,117       -          No                      No
    79              Plaza South                         3/1/12     328,248    27,354       -          No                      No
    80              Stratford Executive Park            2/1/12     336,729    28,061       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    81              Eastchester Plaza                   4/1/12     340,236    28,353       -          No                      No
    82              Westfield Arms                      4/1/12     333,653    27,804       -          No                      No
    83              Vila Dian and Hillcrest (5)         2/1/12     312,285    26,024       -          No                      No
    83a             Hillcrest Estates
    83b             Villa Diann
------------------------------------------------------------------------------------------------------------------------------------
    84              Walgreens - Temple City, CA         3/1/12     339,531    28,294       -          Hard                    No
    85              Capitol Mobile Home Park           12/1/11     317,711    26,476       -          No                      No
    86              Cullen Crossing (4)                 5/1/11     326,920    27,243       -          No                      No
    87              Walgreens-Loveland                  4/1/12     346,539    28,878       -          Hard                    No
    88              A-1 Self Storage Concord           11/1/11     327,346    27,279       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    89              Mobile Aire Estates MHC             2/1/09     312,620    26,052       -          No                      No
    90              Friends and Family Self Storage    12/1/11     329,600    27,467       -          No                      No
    91              Village Green Apartments            4/1/12     312,185    26,015       -          No                      No
    92              Novato MHP                         12/1/11     300,899    25,075       -          No                      No
    93              Dogwood Creek Apartments            4/1/12     325,353    27,113       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    94              Burns Road Self Storage II         12/1/11     308,090    25,674       -          No                      No
    95              Storage Pro Richmond                2/1/12     304,662    25,389       -          No                      No
    96              Safeguard Self Storage # 15         1/1/12     306,836    25,570       -          No                      No
    97              Spring Pine Apartments              2/1/07     281,084    23,424       -          No                      No
    98              National Boulevard Self Storage     2/1/12     285,169    23,764       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
    99              A-1 Self Storage Kearney Mesa       1/1/12     278,387    23,199       -          No                      No
   100              Memorial Park Mini-Storage          1/1/12     291,055    24,255       -          No                      No
   101              Shops at 41st Street                7/1/11     279,093    23,258       -          No                      No
   102              Leland Plaza                        1/1/12     260,249    21,687       -          No                      No
   103              Somerville & Cambridge (5)          4/1/07     240,719    20,060       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   103a             25-33 Lee Street
   103b             109 Highland Avenue
   104              A-1 Self Storage Cypress            1/1/12     253,293    21,108       -          No                      No
   105              Wynsong 12                          8/1/10     301,329    25,111       -          No                      Yes
   106              Walgreens - Brooklyn                1/1/12     237,580    19,798       -          Hard                    No
------------------------------------------------------------------------------------------------------------------------------------
   107              1116 West Arbrook Retail B          3/1/12     227,878    18,990       -          No                      No
   108              Storage Pro Stockton                2/1/12     235,025    19,585       -          No                      No
   109              Frederick Self Storage              2/1/12     229,824    19,152       -          No                      No
   110              1211 Chestnut Street                3/1/12     229,551    19,129       -          No                      No
   111              Dodge Professional Center          11/1/11     212,839    17,737       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   112              Mt. Kisco Self Storage              1/1/12     244,710    20,393       -          No                      No
   113              Walgreen's                          3/1/12     216,587    18,049       -          No                      No
   114              Magnolia Mini Storage               2/1/12     226,518    18,876       -          No                      No
   115              3301 M Street                       3/1/12     209,369    17,447       -          No                      No
   116              Fort Knox SS-Leesburg               2/1/12     216,070    18,006       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   117              Green Valley Self Storage - Lake    3/1/12     216,499    18,042       -          No                      No
   118              CVS-Pleasant Valley                 1/1/12     199,276    16,606       -          Hard                    No
   119              101 Shoreline Office               12/1/11     194,154    16,179       -          No                      No
   120              Ayres Self Storage                  4/1/12     200,923    16,744       -          No                      No
   121              Washington Ave Office               2/1/12     180,453    15,038       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   122              Scott's Corner                     12/1/11     187,601    15,633       -          No                      No
   123              Wal-Mart Center                     4/1/12     191,991    15,999       -          No                      No
   124              Firwood Apartments                  1/1/12     171,055    14,255       -          No                      No
   125              Texan Storage                       2/1/12     187,704    15,642       -          No                      No
   126              Sure Lock (2) Self Storage          4/1/12     185,516    15,460       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   127              Waterman Medical Plaza              1/1/12     184,819    15,402       -          Soft at Closing,
                                                                                                        Springing Hard        No
   128              Park Colony Apartments              3/1/12     175,605    14,634       -          No                      No
   129              Sycamore Villa MHC                  1/1/12     158,707    13,226       -          No                      No
   130              Cromwell Bridge                    12/1/11     150,601    12,550       -          No                      No
   131              Eckerd-Sterling                     3/1/17     194,090    16,174       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   132              Fort Knox-Frederick                 2/1/12     144,704    12,059       -          No                      No
   133              Sure Lock (1) Self Storage          4/1/12     149,069    12,422       -          No                      No
   134              A1A Self Storage                    3/1/12     129,063    10,755       -          No                      No
   135              KenilWest Office Building           3/1/12     140,636    11,720       -          No                      No
   136              Safeguard Storage #13               1/1/12     134,309    11,192       -          No                      No
------------------------------------------------------------------------------------------------------------------------------------
   137              Safeguard Self Storage #14          1/1/12     120,117    10,010       -          No                      No

TABLE CONTINUED

                                                        CROSSED                                                CUT-OFF      LTV
                                                          WITH                GRACE    PAYMENT    APPRAISED   DATE LTV    RATIO AT
     ID                 PROPERTY NAME                 OTHER LOANS     DSCR    PERIOD     DATE       VALUE       RATIO     MATURITY
------------------------------------------------------------------------------------------------------------------------------------
     1              15555 Lundy Parkway (2)                No         1.22      5         1       75,000,000      76.69%      0.00%
     2              Scholls Ferry Boulevard                No         1.28      5         1       41,500,000      74.70%     66.20%
     3              Fresh Pond Shopping Center             No         1.35      5         1       42,800,000      71.46%     62.98%
     4              Plaza at Cedar Hill-MCA                No         1.26      5         1       35,600,000      78.52%     69.24%
     5              Inverrary Gardens                      No         1.27      5         1       32,000,000      74.95%     65.35%
------------------------------------------------------------------------------------------------------------------------------------
     6              Cameron Crossing (3)                   No         1.26      5         1       31,000,000      76.98%     68.81%
     7              38 Chauncy Street (4)                  No         1.23      5         1       28,850,000      76.95%     68.06%
     8              Rookwood Office Tower                  No         1.27      5         1       27,617,000      77.59%     68.69%
     9              Gates of Arlington                     No         1.31      5         1       28,100,000      75.96%     66.19%
    10              Potomac Place Shopping Center          No         1.64      5         1       33,300,000      63.06%     58.01%
------------------------------------------------------------------------------------------------------------------------------------
    11              Highland Greens Apartments             No         1.29      5         1       24,500,000      78.01%     68.34%
    12              801 Travis Street                      No         2.08      5         1       33,500,000      56.47%     51.69%
    13              Sudley North Office Center (5)         No         1.25      5         1       25,090,000      71.78%     63.38%
    13a             7869 Ashton Ave.                                                               8,900,000
    13b             7848 Donegan Drive                                                             8,500,000
------------------------------------------------------------------------------------------------------------------------------------
    13c             7699 Ashton Ave.                                                               3,780,000
    13d             7698 Donegan Drive                                                             2,500,000
    13e             7701 Donegan Drive                                                             1,410,000
    14              Culver Center                          No         1.31      5         1       21,500,000      76.61%     67.53%
    15              Grande Promenade                       No         1.30      5         1       21,500,000      74.13%     66.03%
------------------------------------------------------------------------------------------------------------------------------------
    16              Tri-City Plaza                         No         1.30      5         1       19,750,000      79.70%     70.21%
    17              438 Summit Avenue                      No         1.42      5         1       24,700,000      60.73%     49.27%
    18              London Park Towers Apartments          No         2.81      5         1       40,000,000      37.50%     31.96%
    19              Eagle Crest Apartments                 No         1.26      5         1       19,200,000      76.04%     66.31%
    20              20 E. 46th Street (4)                  No         1.33      5         1       20,000,000      71.33%     62.54%
------------------------------------------------------------------------------------------------------------------------------------
    21              Centennial Valley Apts.                No         1.27      5         1       17,500,000      78.33%     68.48%
    22              Walden Landing Apts.                   No         1.27      5         1       17,000,000      80.59%     70.32%
    23              Brighton Office Center                 No         1.53      5         1       19,100,000      70.72%     67.19%
    24              East Gate Square Shopping Center
                      - Ph. IV                             No         1.43      0         1       16,500,000      79.26%     75.48%
    25              Londonderry Apartments                 No         3.39      5         1       37,400,000      32.09%     27.34%
------------------------------------------------------------------------------------------------------------------------------------
    26              The Cornerstone (4)                    No         1.36      5         1       16,000,000      74.58%     67.70%
    27              Commerce & Design Building             No         1.86      5         1       18,500,000      56.48%     49.23%
    28              LaGuna Seca Shopping Center            No         1.27      5         1       13,100,000      78.89%     69.26%
    29              Indio Plaza Shopping Center            No         1.32      5         1       13,000,000      79.45%     69.67%
    30              Broadway Market Center                 No         1.28      5         1       12,820,000      79.95%     70.22%
------------------------------------------------------------------------------------------------------------------------------------
    31              La Quinta Shopping Center              No         1.30      5         1       12,600,000      77.44%     67.89%
    32              Town Center West (4)                   No         1.27      5         1       12,250,000      79.61%     69.96%
    33              Forest Place Apartments                No         1.53      5         1       12,000,000      79.17%     68.80%
    34              College Club Apartments (6)            No         1.45      5         1       11,900,000      76.47%     67.59%
    35              Chatham Executive Center               No         1.27      5         1       12,200,000      74.21%     65.49%
------------------------------------------------------------------------------------------------------------------------------------
    36              Storage USA- Fordham (4)               No         1.32      5         1       12,000,000      73.83%     59.87%
    37              Center @ Monocacy                      No         1.33      5         1       11,400,000      77.02%     68.14%
    38              Glendale Safeway Shopping Center       No         1.32      5         1       11,500,000      75.39%     65.76%
    39              500 S. Gravers Road                    No         1.39      5         1       12,500,000      68.57%     56.14%
    40              Publix@ Laguna Isles                   No         1.31      5         1       10,500,000      79.95%     70.04%
------------------------------------------------------------------------------------------------------------------------------------
    41              Campus Park Apts - Oklahoma            No         1.33      5         1       11,000,000      75.36%     65.91%
    42              Lakeview Terrace MHC                   No         1.28      5         1       11,400,000      72.37%     58.41%
    43              1044 Market                            No         1.23      5         1       10,900,000      73.82%     65.80%
    44              Longfellow Apartments                  No         1.31      5         1        9,650,000      77.76%     68.11%
    45              Timberview Apartments                  No         1.32      5         1        9,375,000      78.24%     68.52%
------------------------------------------------------------------------------------------------------------------------------------
    46              Top of the Hill Apartments             No         3.08      5         1       19,800,000      35.86%     30.56%
    47              Eastlake Village                       No         1.46      5         1       10,150,000      68.81%     61.04%
    48              The Grand Reserve                      No         1.40      5         1        9,300,000      75.09%     65.80%
    49              Trafalgar Plaza                        No         1.39      5         1        9,100,000      74.66%     65.82%
    50              Fairfax Ridge                          No         1.43      5         1        9,500,000      71.46%     63.27%
------------------------------------------------------------------------------------------------------------------------------------
    51              Bonney Lake Shopping Center            No         1.25      5         1        8,115,000      79.27%     70.18%
    52              Costco Ground Lease (7)                No         1.36      5         1        8,600,000      74.19%     57.11%
    53              Brandon Mills Apartments               No         1.34      5         1        8,700,000      72.99%     63.74%
    54              Davie Self Storage                     No         1.33      5         1        8,650,000      68.05%     60.72%
    55              Campus Executive Office Park           No         1.58      5         1        8,750,000      66.96%     58.27%
------------------------------------------------------------------------------------------------------------------------------------
    56              Cedarfield Apartments                  No         1.26      5         1        7,800,000      73.55%     64.74%
    57              Kirkwood Apartments                    No         5.64      5         1       29,700,000      19.19%     16.36%
    58              Rosecrans Center                       No         1.34      5         1        7,600,000      74.27%     59.25%
    59              Federal Heights SC (4)                 No         1.26      5         1        7,050,000      79.50%     71.18%
    60              Washington Square                      No         1.26      5         1        7,200,000      76.22%     67.75%
------------------------------------------------------------------------------------------------------------------------------------
    61              Rock Spring Shopping Center            No         1.60      5         1        9,000,000      60.56%     53.47%
    62              Courtyard by Marriott - Frederick      No         1.49      5         1        8,100,000      64.46%     52.86%
    63              Colonnade III Shopping Center          No         1.36      5         1        6,560,000      79.09%     69.92%
    64              The Shops at Metro Station             No         1.25      5         1        6,450,000      77.52%     69.00%
    65              Williamstown Shopping Center           No         1.32      5         1        7,100,000      70.14%     62.36%
------------------------------------------------------------------------------------------------------------------------------------
    66              Wayne Manchester Apartments            No         3.00      5         1       12,800,000      38.28%     32.62%
    67              Blanco Market                          No         1.30      5         1        6,200,000      78.99%     69.94%
    68              Mission Douglas Plaza                  No         1.32      5         1        6,250,000      78.26%     69.07%
    69              813 Diligence Drive                    No         1.42      5         1        6,400,000      74.87%     65.87%
    70              Heritage Square Shopping Center        No         1.28      5         1        6,350,000      73.39%     65.30%
------------------------------------------------------------------------------------------------------------------------------------
    71              Gateway Square Apartments              No         3.83      5         1       14,900,000      30.87%     26.31%
    72              Lansdowne Village Apartments           No         3.99      5         1       16,600,000      27.71%     23.62%
    73              A-1 Self Storage Morena                No         1.46      5         1        7,200,000      62.97%     51.06%
    74              2033 Chenault Office                   No         1.29      5         1        5,750,000      78.09%     69.13%
    75              289 Highland Avenue                    No         1.39      5         1        5,600,000      75.54%     65.52%
------------------------------------------------------------------------------------------------------------------------------------
    76              Heathertree I Apartments               No         1.34      5         1        5,300,000      79.63%     69.74%
    77              HEB-Gessner                            No         1.26      5         1        5,250,000      79.86%     70.34%
    78              Heathertree II Apartments              No         1.36      5         1        5,100,000      79.63%     69.74%
    79              Plaza South                            No         1.73      5         1        6,500,000      62.27%     54.58%
    80              Stratford Executive Park               No         1.30      5         1        5,400,000      74.41%     65.77%
------------------------------------------------------------------------------------------------------------------------------------
    81              Eastchester Plaza                      No         1.51      5         1        5,500,000      72.73%     64.49%
    82              Westfield Arms                         No         1.28      5         1        5,100,000      78.43%     69.20%
    83              Vila Dian and Hillcrest (5)            No         2.26      5         1        8,050,000      49.59%     43.06%
    83a             Hillcrest Estates                                                              6,300,000
    83b             Villa Diann                                                                    1,750,000
------------------------------------------------------------------------------------------------------------------------------------
    84              Walgreens - Temple City, CA            No         1.40      5         1        6,050,000      64.93%     52.33%
    85              Capitol Mobile Home Park               No         1.32      5         1        4,900,000      79.76%     70.03%
    86              Cullen Crossing (4)                    No         1.26      5         1        5,450,000      71.35%     63.31%
    87              Walgreens-Loveland                     No         1.33      5         1        5,510,000      69.87%     57.06%
    88              A-1 Self Storage Concord               No         1.59      5         1        6,600,000      57.61%     46.49%
------------------------------------------------------------------------------------------------------------------------------------
    89              Mobile Aire Estates MHC                No         1.36      5         1        5,120,000      74.09%     68.64%
    90              Friends and Family Self Storage        No         1.32      5         1        5,600,000      67.55%     54.69%
    91              Village Green Apartments               No         1.25      5         1        5,000,000      75.00%     66.14%
    92              Novato MHP                             No         1.33      5         1        5,090,000      73.45%     64.33%
    93              Dogwood Creek Apartments               No         1.23      5         1        5,010,000      72.65%     59.19%
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    94              Burns Road Self Storage II             No         1.37      5         1        5,575,000      64.27%     51.81%
    95              Storage Pro Richmond                   No         1.38      5         1        5,500,000      63.47%     51.33%
    96              Safeguard Self Storage # 15            No         1.43      5         1        4,600,000      73.67%     60.37%
    97              Spring Pine Apartments                 No         1.30      5         1        4,250,000      78.69%     75.08%
    98              National Boulevard Self Storage        No         1.59      5         1        4,650,000      69.72%     56.53%
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    99              A-1 Self Storage Kearney Mesa          No         1.59      5         1        6,550,000      49.44%     39.81%
    100             Memorial Park Mini-Storage             No         1.38      5         1        4,850,000      65.76%     54.03%
    101             Shops at 41st Street                   No         1.33      5         1        4,100,000      77.63%     69.64%
    102             Leland Plaza                           No         1.30      5         1        3,900,000      79.82%     70.54%
    103             Somerville & Cambridge (5)             No         1.45      5         1        4,000,000      75.00%     70.64%
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   103a             25-33 Lee Street                                                               2,300,000
   103b             109 Highland Avenue                                                            1,700,000
    104             A-1 Self Storage Cypress               No         1.51      5         1        5,050,000      59.18%     47.43%
    105             Wynsong 12                             No         1.84      5         1        6,100,000      48.72%     41.87%
    106             Walgreens - Brooklyn                   No         1.22      5         1        3,500,000      79.40%     70.57%
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    107             1116 West Arbrook Retail B             No         1.37      5         1        4,000,000      67.46%     59.75%
    108             Storage Pro Stockton                   No         1.50      5         1        4,500,000      59.85%     48.40%
    109             Frederick Self Storage                 No         1.81      5         1        5,300,000      50.81%     40.78%
    110             1211 Chestnut Street                   No         1.58      5         1        3,900,000      66.60%     54.09%
    111             Dodge Professional Center              No         1.26      5         1        3,500,000      74.01%     65.19%
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    112             Mt. Kisco Self Storage                 No         1.44      5         1        4,000,000      64.63%     44.47%
    113             Walgreen's                             No         1.36      5         1        3,500,000      73.53%     65.06%
    114             Magnolia Mini Storage                  No         1.43      5         1        4,000,000      64.26%     52.14%
    115             3301 M Street                          No         1.29      5         1        3,660,000      69.63%     61.23%
    116             Fort Knox SS-Leesburg                  No         2.08      5         1        5,200,000      47.95%     38.69%
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    117             Green Valley Self Storage - Lake       No         1.35      5         1        3,310,000      73.95%     60.08%
    118             CVS-Pleasant Valley                    No         1.28      5         1        3,000,000      78.99%     69.92%
    119             101 Shoreline Office                   No         1.40      5         1        3,000,000      78.44%     69.13%
    120             Ayres Self Storage                     No         1.64      5         1        3,450,000      64.99%     52.99%
    121             Washington Ave Office                  No         2.08      5         1        5,000,000      43.92%     38.63%
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    122             Scott's Corner                         No         2.49      5         1        4,200,000      52.13%     41.97%
    123             Wal-Mart Center                        No         1.26      5         1        2,950,000      72.88%     62.19%
    124             Firwood Apartments                     No         1.40      5         1        2,700,000      77.59%     68.17%
    125             Texan Storage                          No         1.28      5         1        3,200,000      65.46%     53.42%
    126             Sure Lock (2) Self Storage             No         1.35      5         1        3,000,000      69.73%     56.66%
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    127             Waterman Medical Plaza                 No         1.25      5         1        2,800,000      73.85%     60.26%
    128             Park Colony Apartments                 No         1.30      5         1        2,600,000      78.00%     62.91%
    129             Sycamore Villa MHC                     No         1.68      5         1        3,260,000      61.20%     53.40%
    130             Cromwell Bridge                        No         1.68      5         1        3,200,000      58.41%     51.17%
    131             Eckerd-Sterling                        No         1.66      5         1        3,900,000      45.36%      0.91%
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    132             Fort Knox-Frederick                    No         1.76      5         1        3,200,000      52.98%     42.53%
    133             Sure Lock (1) Self Storage             No         1.39      5         1        2,300,000      73.09%     59.38%
    134             A1A Self Storage                       No         1.89      5         1        2,650,000      56.55%     45.52%
    135             KenilWest Office Building              No         1.42      5         1        2,500,000      59.90%     41.01%
    136             Safeguard Storage #13                  No         1.41      5         1        2,000,000      74.75%     61.09%
------------------------------------------------------------------------------------------------------------------------------------
    137             Safeguard Self Storage #14             No         1.38      5         1        1,775,000      74.74%     61.25%

TABLE CONTINUED

                                                                                                                               YEAR
     ID                 PROPERTY NAME                 ADDRESS                          CITY               STATE   ZIP CODE    BUILT
-----------------------------------------------------------------------------------------------------------------------------------
     1             15555 Lundy Parkway (2)           15555 & 15575 Lundy Parkway       Dearborn            MI      48126       1999
     2             Scholls Ferry Boulevard           14855 SW Murray Scholls Drive     Beaverton           OR      97008       2000
     3             Fresh Pond Shopping Center        168-210 Alewife Brook             Cambridge           MA      02138       1962
     4             Plaza at Cedar Hill-MCA           U.S. Highway 67 and F.M. 1382     Cedar Hill          TX      75104       2000
     5             Inverrary Gardens                 4200 Inverrary Boulevard          Lauderhill          FL      33319       1973
-----------------------------------------------------------------------------------------------------------------------------------
     6             Cameron Crossing (3)              1739-1787 N. Central Expressway   McKinney            TX      75070       1999
     7             38 Chauncy Street (4)             38 Chauncy Street                 Boston              MA      02111       1924
     8             Rookwood Office Tower             3805 Edwards Road                 Norwood             OH      45209       2000
     9             Gates of Arlington                4207 N. Pershing Drive            Arlington           VA      22203       1938
    10             Potomac Place Shopping Center     10100 River Road                  Potomac             MD      20854       1967
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    11             Highland Greens Apartments        421 Meadowood rive                Lithonia            GA      30038       1970
    12             801 Travis Street                 801 Travis Street                 Houston             TX      77002       1981
    13             Sudley North Office Center (5)    Various                           Manassas            VA      20109     Various
    13a            7869 Ashton Ave.                  7869 Ashton Ave.                  Manassas            VA      20109       1988
    13b            7848 Donegan Drive                7848 Donegan Drive                Manassas            VA      20109       1997
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    13c            7699 Ashton Ave.                  7699 Ashton Ave.                  Manassas            VA      20109       1989
    13d            7698 Donegan Drive                7698 Donegan Drive                Manassas            VA      20109       1987
    13e            7701 Donegan Drive                7701 Donegan Drive                Manassas            VA      20109       1989
    14             Culver Center                     Venice Blvd, Midway Ave, Culver
                                                       Center, Washington Blvd         Culver City         CA      90232       1949
    15             Grande Promenade                  230 East W.T. Harris Boulevard    Charlotte           NC      28262       2001
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    16             Tri-City Plaza                    Route 9 & Route 70                Dover Township      NJ      08754       1999
    17             438 Summit Avenue                 438 Summit Avenue                 Jersey City         NJ      07306       1993
    18             London Park Towers Apartments     5335, 5375, 5405 Duke Street      Alexandria          VA      22304       1963
    19             Eagle Crest Apartments            1008 Eaglecrest Court             Harrisburg          PA      17109       1973
    20             20 E. 46th Street (4)             20 East 46th Street               New York            NY      10017       1960
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    21             Centennial Valley Apts.           1601 Hogan Lane                   Conway              AR      72032       1998
    22             Walden Landing Apts.              11015 Tara Boulevard              Hampton             GA      30228       2000
    23             Brighton Office Center            2, 4, 6 Brighton Road             Clifton             NJ      07012       1984
    24             East Gate Square Shopping Center -
                     Ph. IV                          1301-1361 Nixon Boulevard         Moorestown          NJ      08057       1997
    25             Londonderry Apartments            17041 Downing Street              Gaithersburg        MD      20877       1964
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    26             The Cornerstone (4)               725 South Rural Rd                Tempe               AZ      85281       1986
    27             Commerce & Design Building        201 West Commerce Avenue          High Point          NC      27260       1987
    28             LaGuna Seca Shopping Center       3020, 3050 and 3060 E.
                                                       Lohman Avenue                   Las Cruces          NM      88001       2001
    29             Indio Plaza Shopping Center       82-188 to 82-184 Hwy. 111         Indio               CA      92201       1970
    30             Broadway Market Center            5001 S. Broadway                  Tyler               TX      75071       1977
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    31             La Quinta Shopping Center         50855, 50921, 50929, 50949,
                                                       50981 Washington Street         La Quinta           CA      92253       1994
    32             Town Center West (4)              1600 E. Willow Street             Signal Hill         CA      90806       2000
    33             Forest Place Apartments           1421 North University Avenue      Little Rock         AR      72207       1974
    34             College Club Apartments (6)       2833 South Adams Street           Tallahassee         FL      32304       2000
    35             Chatham Executive Center          26 Main Street                    Chatham             NJ      07928       1972
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    36             Storage USA- Fordham (4)          245 Fordham Road                  University Heights  NY      10453       1930
    37             Center @ Monocacy                 5103-5112 Pegasus Court           Frederick           MD      21704       1999
    38             Glendale Safeway Shopping Center  5010-5090 West Olive Avenue       Glendale            AZ      85302       1981
    39             500 S. Gravers Road               500 S. Gravers Road               Plymouth Meeting    PA      19462       1956
    40             Publix@ Laguna Isles              19401-19451 Sheridan St.          Pembroke Pines      FL      90120       2001
-----------------------------------------------------------------------------------------------------------------------------------
    41             Campus Park Apts - Oklahoma       800 E. Hall of Fame               Stillwater          OK      74075       1999
    42             Lakeview Terrace MHC              5800 N. Madison Drive             Kansas City         MO      64118       1960
    43             1044 Market                       1026-1044 Market Street           Philadelphia        PA      19107       1941
    44             Longfellow Apartments             2100 Tannehill Drive              Houston             TX      77008       1978
    45             Timberview Apartments             2100 Tennhill Drive               Houston             TX      77008       1978
-----------------------------------------------------------------------------------------------------------------------------------
    46             Top of the Hill Apartments        3200 Curtis Drive                 Temple Hills        MD      20748       1967
    47             Eastlake Village                  2260 Otay Lakes Road              Chula Vista         CA      91915       1996
    48             The Grand Reserve                 1700 Fountain Court               Columbus            GA      31904       2001
    49             Trafalgar Plaza                   5300 & 5310 NW 33rd Ave.          Fort Lauderdale     FL      33309       1986
    50             Fairfax Ridge                     11242 Waples Mill Road            Fairfax             VA      22030       1985
-----------------------------------------------------------------------------------------------------------------------------------
    51             Bonney Lake Shopping Center       20075 State Rt. 410               Bonney Lake         WA      98390       2001
    52             Costco Ground Lease (7)           10 Garet Place                    Commack             NY      11725       1993
    53             Brandon Mills Apartments          8081 Marvin D. Love Freeway       Dallas              TX      75237       1985
    54             Davie Self Storage                15701 SW 41st Street              Davie               FL      33331       1999
    55             Campus Executive Office Park      7915 & 7919 Folsom Blvd.          Sacramento          CA      95826       1982
-----------------------------------------------------------------------------------------------------------------------------------
    56             Cedarfield Apartments             200 - 364 Old Cedarfield Drive    Blacksburg          VA      24060       1993
    57             Kirkwood Apartments               2731 Nicholson Street             Hyattsville         MD      20782       1946
    58             Rosecrans Center                  3555 Rosecrans Street             San Diego           CA      92110       1987
    59             Federal Heights SC (4)            Federal blvd. @ West 104th Avenue Federal Heights     CO      80221       2000
    60             Washington Square                 42-100, 200, 400 Washington St.   Bermuda Dunes       CA      92201       2001
-----------------------------------------------------------------------------------------------------------------------------------
    61             Rock Spring Shopping Center       1411-14435 Rock Spring Road       Bel Air             MD      21014       1973
    62             Courtyard by Marriott - Frederick 5225 Westview                     Frederick           MD      21703       1999
    63             Colonnade III Shopping Center     9951 Interstate 10 West           San Antonio         TX      78230       1983
    64             The Shops at Metro Station        6211 Belcrest Road                West Hyattsville    MD      20782       1999
    65             Williamstown Shopping Center      9511-9533 Southwest Frwy/
                                                       9322 Bissonet                   Houston             TX      77074       1978
-----------------------------------------------------------------------------------------------------------------------------------
    66             Wayne Manchester Apartments       25 East Wayne Ave.                Silver Springs      MD      20901       1956
    67             Blanco Market                     18360 Blanco Road                 San Antonio         TX      78258       2000
    68             Mission Douglas Plaza             3905 Mission Avenue               Oceanside           CA      92054       1986
    69             813 Diligence Drive               813 Diligence Drive               Newport News        VA      23606       1986
    70             Heritage Square Shopping Center   8222-8260 Marbach Road            San Antonio         TX      78227       1981
-----------------------------------------------------------------------------------------------------------------------------------
    71             Gateway Square Apartments         4855 St. Barnabas Road            Temple Hills        MD      20748       1965
    72             Lansdowne Village Apartments      1720 Brightseat Road              Landover            MD      20785       1963
    73             A-1 Self Storage Morena           1190-B West Morena Blvd           San Diego           CA      92110       1971
    74             2033 Chenault Office              2033 Cheanult Drive               Carrollton          TX      75006       1985
    75             289 Highland Avenue               289 Highland Avenue               Somerville          MA      02144       1989
-----------------------------------------------------------------------------------------------------------------------------------
    76             Heathertree I Apartments          4140 N. 78th Street               Scottsdale          AZ      85251       1971
    77             HEB-Gessner                       8440 Bissonnet Street             Houston             TX      77074       1999
    78             Heathertree II Apartments         4140 N.78the Street               Scottsdale          AZ      85251       1972
    79             Plaza South                       9454 Sun City Blvd                Las Vegas           NV      89109       1991
    80             Stratford Executive Park          1100 South Stratford Road         Winston-Salem       NC      27103       1969
-----------------------------------------------------------------------------------------------------------------------------------
    81             Eastchester Plaza                 375 White Plains Post Road        Eastchester         NY      10709       1955
    82             Westfield Arms                    264 Prospect St.                  Westfield           NJ      07090       1929
    83             Vila Dian and Hillcrest (5)       4400 La Salle/1000 Oak Dr.        Eau Claire/Altoona  WI      Various   Various
    83a            Hillcrest Estates                 1000 Oak Drive                    Altoona             WI      54720       1972
    83b            Villa Diann                       4400 La Salle                     Eau Claire          WI      54703       1975
-----------------------------------------------------------------------------------------------------------------------------------
    84             Walgreens - Temple City, CA       6303 Rosemead Blvd                Temple City         CA      91780       2001
    85             Capitol Mobile Home Park          6636 Washington Boulevard         Elkridge            MD      21075       1973
    86             Cullen Crossing (4)               8321-8325 West Broadway Street    Pearland            TX      77581       2000
    87             Walgreens-Loveland                205 East Eisenhower Boulevard     Loveland            CO      80537       2001
    88             A-1 Self Storage Concord          5296 Concord Blvd.                Concord             CA      94521       1999
-----------------------------------------------------------------------------------------------------------------------------------
    89             Mobile Aire Estates MHC           716 North Grand Avenue            Covina              CA      91724       1957
    90             Friends and Family Self Storage   9145 Jones Road                   Houston             TX      77065       1997
    91             Village Green Apartments          7601 North Chicot Road            Little Rock         AR      72209       1988
    92             Novato MHP                        1530 Armstrong Avenue             Novato              CA      94945       1950
    93             Dogwood Creek Apartments          3237 Yanceyville Street           Greensboro          NC      27405       1988
-----------------------------------------------------------------------------------------------------------------------------------
    94             Burns Road Self Storage II        4801 East Park Drive              Palm Beach Gardens  FL      33410       1999
    95             Storage Pro Richmond              101 W. Cutting Blvd               Richmond            CA      94804       1999
    96             Safeguard Self Storage # 15       225 River Road                    Jefferson           LA      70121       1995
    97             Spring Pine Apartments            1554 Gessner Drive                Houston             TX      77080       1970
    98             National Boulevard Self Storage   10321 National Boulevard          Los Angeles         CA      90034       1990
------------------------------------------------------------------------------------------------------------------------------------
    99             A-1 Self Storage Kearney Mesa     5654 Copley Drive                 San Diego           CA      92111       2000
   100             Memorial Park Mini-Storage        6300 Washington Avenue            Houston             TX      77007       1997
   101             Shops at 41st Street              10357-10379 NW 41 Street          Miami               FL      33178       2000
   102             Leland Plaza                      1735 Mount Misery Road            Leland              NC      28451       2001
   103             Somerville & Cambridge (5)        Various                           Various             MA      Various   Various
-----------------------------------------------------------------------------------------------------------------------------------
   103a            25-33 Lee Street                  25-33 Lee Street                  Cambridge           MA      02139       1940
   103b            109 Highland Avenue               109 Highland Ave. et al.          Sommerville         MA      02144       1930
   104             A-1 Self Storage Cypress          5081 Lincoln Avenue               Cypress             CA      90630       1999
   105             Wynsong 12                        1501 Hanes Mall Blvd              Winston Salem       NC      27114       1997
   106             Walgreens - Brooklyn              210 Union Ave                     Brooklyn            NY      11211       2000
-----------------------------------------------------------------------------------------------------------------------------------
   107             1116 West Arbrook Retail B        1116 West Arbrook                 Arlington           TX      76015       1994
   108             Storage Pro Stockton              2660 French Camp Turnpike         Stockton            CA      95206       1999
   109             Frederick Self Storage            120 Monroe Avenue                 Frederick           MD      21701       1979
   110             1211 Chestnut Street              1211 Chestnut Street              Philadelphia        PA      19107       1920
   111             Dodge Professional Center         8701 West Dodge Road              Omaha               NE      68114       1984
-----------------------------------------------------------------------------------------------------------------------------------
   112             Mt. Kisco Self Storage            65 Kensico Avenue                 Mt. Kisco           NY      10549       1982
   113             Walgreen's                        14901 NE 6th Avenue               Miami               FL      33161       2001
   114             Magnolia Mini Storage             4719 I-55 South                   Jackson             MS      39212       1994
   115             3301 M Street                     3301 - 3303 M Street, NW          Washington          DC      20007       1980
   116             Fort Knox SS-Leesburg             755 Gateway Drive SE              Leesburg            VA      20175       1991
----------------------------------------------------- -----------------------------------------------------------------------------
   117             Green Valley Self Storage -
                     Lake Mead                       799 East Lake Mead Drive          Henderson           NV      89015       2000
   118             CVS-Pleasant Valley               2 West Road                       Pleasant Valley     NY      12569       2001
   119             101 Shoreline Office              101 N. Shoreline                  Corpus Christi      TX      78401       1974
   120             Ayres Self Storage                1790 Pomona Road                  Corona              CA      91720       1983
   121             Washington Ave Office             29 W. Susquehanna Ave             Towson              MD      21204       1984
----------------------------------------------------- -----------------------------------------------------------------------------
   122             Scott's Corner                    10243-10283 York Rd               Cockeyville         MD      21030       1968
   123             Wal-Mart Center                   463 S. Davey Crockett Parkway     Morristown          TN      37813       2001
   124             Firwood Apartments                344 Firwood Avenue                Dayton              OH      45419       1962
   125             Texan Storage                     2811 Bay Area Blvd.               Houston             TX      77058       1998
   126             Sure Lock (2) Self Storage        8780 W. Bell Road                 Peoria              AZ      85345       1985
----------------------------------------------------- -----------------------------------------------------------------------------
   127             Waterman Medical Plaza            2150 Waterman Avenue              San Bernadino       CA      92404       1987
   128             Park Colony Apartments            11200 Huffmeister                 Houston             TX      77065       1978
   129             Sycamore Villa MHC                8389 Baker Avenue                 Rancho Cucamonga    CA      91730       1964
   130             Cromwell Bridge                   1001 Cromwell Bridge Road         Townson             MD      21286       1981
   131             Eckerd-Sterling                   46965 Cedar Lakes Plaza           Sterling            VA      20166       1998
----------------------------------------------------- -----------------------------------------------------------------------------
   132             Fort Knox-Frederick               5106 Old National Pike            Frederick           MD      21702       1987
   133             Sure Lock (1) Self Storage        1121 W. Bell Road                 Phoenix             AZ      85023       1984
   134             A1A Self Storage                  1040 A1A Highway North            Ponte Vedra Beach   FL      32082       1995
   135             KenilWest Office Building         658 Kenilworth Drive              Towson              MD      21204       1982
   136             Safeguard Storage #13             2520 Destrahan Ave.               Harvey              LA      70058       1985
----------------------------------------------------- -----------------------------------------------------------------------------
   137             Safeguard Self Storage #14        2350 Brooklyn Ave.                Harvey              LA      70058       1985

TABLE CONTINUED

                                                                        NET         UNITS    LOAN PER NET        PREPAYMENT
                                                           YEAR       RENTABLE        OF    RENTABLE AREA        PROVISIONS
     ID                 PROPERTY NAME                   RENOVATED  AREA SF/UNITS   MEASURE     SF/UNITS       (# OF PAYMENTS)
-------------------------------------------------------------------------------------------------------------------------------
     1             15555 Lundy Parkway (2)                         453,281 Sq. Ft.              126.89        L(28)D(151)O(1)
     2             Scholls Ferry Boulevard                         203,235 Sq. Ft.              152.53        L(24)D(92)O(4)
     3             Fresh Pond Shopping Center                      212,708 Sq. Ft.              143.78        L(60)YM1%(57)O(3)
     4             Plaza at Cedar Hill-MCA                         299,859 Sq. Ft.               93.22        L(26)D(91)O(3)
     5             Inverrary Gardens                                   513 Unit              46,753.93        L(25)D(91)O(4)
------------------------------------------------------------------------------------------------------------------------------
     6             Cameron Crossing (3)                     2001   234,912 Sq. Ft.              101.59        L(33)D(84)O(3)
     7             38 Chauncy Street (4)                    2000   130,142 Sq. Ft.              170.58        L(32)D(84)O(4)
     8             Rookwood Office Tower                           166,148 Sq. Ft.              128.97        L(29)D(88)O(3)
     9             Gates of Arlington                                  465 Unit              45,904.96        L(27)D(90)O(3)
    10             Potomac Place Shopping Center            1993    79,438 Sq. Ft.              264.36        L(35)D(48)O(1)
------------------------------------------------------------------------------------------------------------------------------
    11             Highland Greens Apartments               2001       415 Unit              46,052.58        L(30)D(87)O(3)
    12             801 Travis Street                        2001   219,976 Sq. Ft.               85.99        L(12)YM1(69)O(3)
    13             Sudley North Office Center (5)                  189,209 Sq. Ft.               95.19        L(24)D(92)O(4)
    13a            7869 Ashton Ave.                                 69,374 Sq. Ft.               92.09
    13b            7848 Donegan Drive                               62,420 Sq. Ft.               97.75
------------------------------------------------------------------------------------------------------------------------------
    13c            7699 Ashton Ave.                                 31,080 Sq. Ft.               87.30
    13d            7698 Donegan Drive                               22,857 Sq. Ft.               78.51
    13e            7701 Donegan Drive                                3,478 Sq. Ft.              291.01
    14             Culver Center                            2000   112,068 Sq. Ft.              146.98        L(26)D(91)O(3)
    15             Grande Promenade                                 93,207 Sq. Ft.              171.00        L(24)D(92)O(4)
------------------------------------------------------------------------------------------------------------------------------
    16             Tri-City Plaza                                  108,312 Sq. Ft.              145.33        L(29)D(88)O(3)
    17             438 Summit Avenue                               123,760 Sq. Ft.              121.20        L(24)D(92)O(4)
    18             London Park Towers Apartments            2001       494 Unit              30,364.37        L(24)D(92)O(4)
    19             Eagle Crest Apartments                   2001       468 Unit              31,196.58        L(24)D(92)O(4)
    20             20 E. 46th Street (4)                            89,618 Sq. Ft.              159.19        L(27)D(90)O(3)
------------------------------------------------------------------------------------------------------------------------------
    21             Centennial Valley Apts.                  2000       336 Unit              40,794.80        L(28)D(89)O(3)
    22             Walden Landing Apts.                                240 Unit              57,083.33        L(24)D(93)O(3)
    23             Brighton Office Center                          164,036 Sq. Ft.               82.35        L(47)D(12)O(1)
    24             East Gate Square Shopping Center                 99,560 Sq. Ft.              131.35        L(23)YM1(35)O(2)
    25             Londonderry Apartments                   2001       535 Unit              22,429.91        L(24)D(92)O(4)
------------------------------------------------------------------------------------------------------------------------------
    26             The Cornerstone (4)                             117,762 Sq. Ft.              101.33        L(40)D(77)O(3)
    27             Commerce & Design Building               1997   213,320 Sq. Ft.               48.99        L(30)D(87)O(3)
    28             LaGuna Seca Shopping Center                     117,238 Sq. Ft.               88.15        L(25)D(92)O(3)
    29             Indio Plaza Shopping Center              2001   111,650 Sq. Ft.               92.51        L(28)D(89)O(3)
    30             Broadway Market Center                   2001    93,945 Sq. Ft.              109.11        L(25)D(92)O(3)
------------------------------------------------------------------------------------------------------------------------------
    31             La Quinta Shopping Center                        67,046 Sq. Ft.              145.53        L(26)D(90)O(4)
    32             Town Center West (4)                             83,538 Sq. Ft.              116.73        L(30)D(87)O(3)
    33             Forest Place Apartments                  1984       256 Unit              37,109.38        L(24)D(92)O(4)
    34             College Club Apartments (6)                          96 Unit              94,791.67        L(28)D(89)O(3)
    35             Chatham Executive Center                 1997    63,346 Sq. Ft.              142.93        L(25)D(92)O(3)
------------------------------------------------------------------------------------------------------------------------------
    36             Storage USA- Fordham (4)                 1999    52,849 Sq. Ft.              167.64        L(28)D(89)O(3)
    37             Center @ Monocacy                               135,360 Sq. Ft.               64.87        L(27)D(90)O(3)
    38             Glendale Safeway Shopping Center         1999   103,612 Sq. Ft.               83.68        L(24)D(93)O(3)
    39             500 S. Gravers Road                      2001    70,310 Sq. Ft.              121.91        L(47)D(72)O(1)
    40             Publix@ Laguna Isles                             69,475 Sq. Ft.              120.83        L(25)D(92)O(3)
------------------------------------------------------------------------------------------------------------------------------
    41             Campus Park Apts - Oklahoma                         138 Unit              60,066.25        L(28)D(89)O(3)
    42             Lakeview Terrace MHC                     1985       576 Unit              14,322.92        L(24)D(93)O(3)
    43             1044 Market                              2001    36,580 Sq. Ft.              219.96        L(24)D(93)O(3)
    44             Longfellow Apartments                    2000       256 Unit              29,313.66        L(30)D(87)O(3)
    45             Timberview Apartments                    2000       248 Unit              29,576.93        L(30)D(87)O(3)
------------------------------------------------------------------------------------------------------------------------------
    46             Top of the Hill Apartments               2001       444 Unit              15,990.99        L(24)D(92)O(4)
    47             Eastlake Village                                 43,471 Sq. Ft.              160.67        L(27)D(91)O(2)
    48             The Grand Reserve                                   140 Unit              49,878.73        L(27)D(90)O(3)
    49             Trafalgar Plaza                                  97,822 Sq. Ft.               69.46        L(30)D(87)O(3)
    50             Fairfax Ridge                                    66,812 Sq. Ft.              101.61        L(26)D(91)O(3)
------------------------------------------------------------------------------------------------------------------------------
    51             Bonney Lake Shopping Center                      41,610 Sq. Ft.              154.59        L(27)D(90)O(3)
    52             Costco Ground Lease (7)                         135,586 Sq. Ft.               47.06        L(47)D(132)O(1)
    53             Brandon Mills Apartments                 2001       300 Unit              21,166.67        L(24)D(93)O(3)
    54             Davie Self Storage                               80,980 Sq. Ft.               72.68        L(33)D(84)O(3)
    55             Campus Executive Office Park                     77,839 Sq. Ft.               75.27        L(25)D(92)O(3)
------------------------------------------------------------------------------------------------------------------------------
    56             Cedarfield Apartments                    1996       114 Unit              50,322.38        L(25)D(91)O(4)
    57             Kirkwood Apartments                      2001       669 Unit               8,520.18        L(24)D(92)O(4)
    58             Rosecrans Center                                 43,155 Sq. Ft.              130.79        L(47)D(72)O(1)
    59             Federal Heights SC (4)                           37,210 Sq. Ft.              150.62        L(37)D(80)O(3)
    60             Washington Square                                51,572 Sq. Ft.              106.42        L(27)D(90)O(3)
------------------------------------------------------------------------------------------------------------------------------
    61             Rock Spring Shopping Center              2001   102,400 Sq. Ft.               53.22        YM1(119)O(1)
    62             Courtyard by Marriott - Frederick                    90 Room              58,017.23        L(29)D(88)O(3)
    63             Colonnade III Shopping Center                    54,825 Sq. Ft.               94.63        L(27)D(90)O(3)
    64             The Shops at Metro Station                       30,210 Sq. Ft.              165.51        L(24)D(92)O(4)
    65             Williamstown Shopping Center             1985    70,328 Sq. Ft.               70.81        L(30)D(87)O(3)
------------------------------------------------------------------------------------------------------------------------------
    66             Wayne Manchester Apartments              2001       229 Unit              21,397.38        L(24)D(92)O(4)
    67             Blanco Market                                    25,800 Sq. Ft.              189.82        L(25)D(92)O(3)
    68             Mission Douglas Plaza                    1998    88,004 Sq. Ft.               55.58        L(26)D(89)O(5)
    69             813 Diligence Drive                      2001    80,086 Sq. Ft.               59.83        L(26)D(90)O(4)
    70             Heritage Square Shopping Center                  78,900 Sq. Ft.               59.06        L(27)D(90)O(3)
------------------------------------------------------------------------------------------------------------------------------
    71             Gateway Square Apartments                2001       297 Unit              15,488.22        L(24)D(92)O(4)
    72             Lansdowne Village Apartments             2001       349 Unit              13,180.52        L(24)D(92)O(4)
    73             A-1 Self Storage Morena                  2000    68,334 Sq. Ft.               66.35        L(27)D(90)O(3)
    74             2033 Chenault Office                             57,373 Sq. Ft.               78.26        L(27)D(90)O(3)
    75             289 Highland Avenue                                  46 Unit              91,956.52        L(47)D(72)O(1)
------------------------------------------------------------------------------------------------------------------------------
    76             Heathertree I Apartments                            121 Unit              34,880.02        L(30)D(87)O(3)
    77             HEB-Gessner                              2001    50,537 Sq. Ft.               82.96        L(26)D(91)O(3)
    78             Heathertree II Apartments                           123 Unit              33,018.04        L(30)D(87)O(3)
    79             Plaza South                              1993    37,998 Sq. Ft.              106.52        L(47)D(72)O(1)
    80             Stratford Executive Park                 1993    60,611 Sq. Ft.               66.29        L(26)D(90)O(4)
------------------------------------------------------------------------------------------------------------------------------
    81             Eastchester Plaza                        1989    23,317 Sq. Ft.              171.55        L(47)D(72)O(1)
    82             Westfield Arms                           2001        40 Unit             100,000.00        L(24)D(92)O(4)
    83             Vila Dian and Hillcrest (5)                         663 Unit               6,021.67        L(26)D(91)O(3)
    83a            Hillcrest Estates                                   520 Unit               6,008.58
    83b            Villa Diann                                         143 Unit               6,069.28
------------------------------------------------------------------------------------------------------------------------------
    84             Walgreens - Temple City, CA                      14,490 Sq. Ft.              271.09        L(25)D(92)O(3)
    85             Capitol Mobile Home Park                            119 Unit              32,842.04        L(28)D(89)O(3)
    86             Cullen Crossing (4)                              34,767 Sq. Ft.              111.85        L(35)D(81)O(4)
    87             Walgreens-Loveland                               15,120 Sq. Ft.              254.63        L(24)D(93)O(3)
    88             A-1 Self Storage Concord                         53,130 Sq. Ft.               71.57        L(29)D(88)O(3)
------------------------------------------------------------------------------------------------------------------------------
    89             Mobile Aire Estates MHC                  2000       103 Unit              36,828.46        L(26)D(55)O(3)
    90             Friends and Family Self Storage          1999   125,665 Sq. Ft.               30.10        L(28)D(89)O(3)
    91             Village Green Apartments                            172 Unit              21,802.33        L(24)D(92)O(4)
    92             Novato MHP                               1995        82 Unit              45,591.03        L(28)D(89)O(3)
    93             Dogwood Creek Apartments                            128 Unit              28,437.50        L(24)D(92)O(4)
------------------------------------------------------------------------------------------------------------------------------
    94             Burns Road Self Storage II                       61,764 Sq. Ft.               58.01        L(28)D(89)O(3)
    95             Storage Pro Richmond                             58,190 Sq. Ft.               59.99        L(26)D(91)O(3)
    96             Safeguard Self Storage # 15                      56,883 Sq. Ft.               59.57        L(27)D(90)O(3)
    97             Spring Pine Apartments                   1998       136 Unit              24,590.48        L(26)D(30)O(4)
    98             National Boulevard Self Storage                  27,234 Sq. Ft.              119.03        L(47)D(72)O(1)
------------------------------------------------------------------------------------------------------------------------------
    99             A-1 Self Storage Kearney Mesa                    69,085 Sq. Ft.               46.87        L(27)D(90)O(3)
   100             Memorial Park Mini-Storage               1999    67,839 Sq. Ft.               47.02        L(27)D(90)O(3)
   101             Shops at 41st Street                             18,398 Sq. Ft.              172.99        L(33)D(84)O(3)
   102             Leland Plaza                                     39,000 Sq. Ft.               79.82        L(27)D(90)O(3)
   103             Somerville & Cambridge (5)                           71 Unit              42,253.52        L(47)D(12)O(1)
------------------------------------------------------------------------------------------------------------------------------
   103a            25-33 Lee Street                         1996       37 Unit              46,756.76
   103b            109 Highland Avenue                                 34 Unit              37,352.94
   104             A-1 Self Storage Cypress                         52,850 Sq. Ft.               56.55        L(27)D(90)O(3)
   105             Wynsong 12                               1999    44,565 Sq. Ft.               66.69        L(47)D(72)O(1)
   106             Walgreens - Brooklyn                             17,436 Sq. Ft.              159.38        L(27)D(90)O(3)
------------------------------------------------------------------------------------------------------------------------------
   107             1116 West Arbrook Retail B               2001    19,111 Sq. Ft.              141.21        L(25)D(92)O(3)
   108             Storage Pro Stockton                             62,400 Sq. Ft.               43.16        L(26)D(91)O(3)
   109             Frederick Self Storage                   1995    70,846 Sq. Ft.               38.01        L(26)D(91)O(3)
   110             1211 Chestnut Street                     1998   101,007 Sq. Ft.               25.72        L(25)D(91)O(4)
   111             Dodge Professional Center                1994    38,955 Sq. Ft.               66.49        L(29)D(88)O(3)
------------------------------------------------------------------------------------------------------------------------------
   112             Mt. Kisco Self Storage                           32,575 Sq. Ft.               79.36        L(27)D(90)O(3)
   113             Walgreen's                                       14,914 Sq. Ft.              172.57        L(47)YM1(72)O(1)
   114             Magnolia Mini Storage                            90,050 Sq. Ft.               28.54        L(26)D(91)O(3)
   115             3301 M Street                                        10 Unit             254,853.83        L(25)D(91)O(4)
   116             Fort Knox SS-Leesburg                    1996    56,345 Sq. Ft.               44.25        L(26)D(91)O(3)
------------------------------------------------------------------------------------------------------------------------------
   117             Green Valley Self Storage - Lake                 79,224 Sq. Ft.               30.90        L(25)D(92)O(3)
   118             CVS-Pleasant Valley                              10,125 Sq. Ft.              234.04        L(27)D(90)O(3)
   119             101 Shoreline Office                             67,852 Sq. Ft.               34.68        L(28)D(89)O(3)
   120             Ayres Self Storage                       1997    66,373 Sq. Ft.               33.78        L(24)D(93)O(3)
   121             Washington Ave Office                    2001    68,244 Sq. Ft.               32.18        L(26)D(91)O(3)
------------------------------------------------------------------------------------------------------------------------------
   122             Scott's Corner                           1998    38,228 Sq. Ft.               57.28        L(28)D(89)O(3)
   123             Wal-Mart Center                                  23,900 Sq. Ft.               89.96        L(24)D(93)O(3)
   124             Firwood Apartments                       1975       102 Unit              20,539.28        L(27)D(90)O(3)
   125             Texan Storage                                    62,510 Sq. Ft.               33.51        L(26)D(91)O(3)
   126             Sure Lock (2) Self Storage               1993    72,576 Sq. Ft.               28.82        L(24)D(93)O(3)
------------------------------------------------------------------------------------------------------------------------------
   127             Waterman Medical Plaza                           24,290 Sq. Ft.               85.13        L(27)D(89)O(4)
   128             Park Colony Apartments                               86 Unit              23,581.25        L(25)D(92)O(3)
   129             Sycamore Villa MHC                       2000        96 Unit              20,781.19        L(27)D(90)O(3)
   130             Cromwell Bridge                                  29,931 Sq. Ft.               62.45        L(28)D(89)O(3)
   131             Eckerd-Sterling                                  10,908 Sq. Ft.              162.16        L(25)D(93)O(62)
------------------------------------------------------------------------------------------------------------------------------
   132             Fort Knox-Frederick                              45,130 Sq. Ft.               37.57        L(26)D(91)O(3)
   133             Sure Lock (1) Self Storage                       68,813 Sq. Ft.               24.43        L(24)D(93)O(3)
   134             A1A Self Storage                         1997    36,585 Sq. Ft.               40.96        L(25)D(92)O(3)
   135             KenilWest Office Building                        22,730 Sq. Ft.               65.88        L(25)D(92)O(3)
   136             Safeguard Storage #13                            56,806 Sq. Ft.               26.32        L(27)D(90)O(3)
------------------------------------------------------------------------------------------------------------------------------
   137             Safeguard Self Storage #14                       46,790 Sq. Ft.               28.35        L(27)D(90)O(3)

TABLE CONTINUED

                                                   THIRD      THIRD MOST       SECOND      SECOND MOST                MOST RECENT
                                                MOST RECENT   RECENT NOI    MOST RECENT    RECENT NOI     MOST RECENT     NOI
 ID              PROPERTY NAME                      NOI          DATE           NOI           DATE            NOI        DATE
------------------------------------------------------------------------------------------------------------------------------------
  1        15555 Lundy Parkway
  2        Scholls Ferry Boulevard                  597,760   12/31/2000       2,392,610   11/30/2001      2,539,397   11/30/2001
  3        Fresh Pond Shopping Center             3,121,701   12/31/1999       3,563,926   12/31/2000      3,829,517   09/30/2001
  4        Plaza at Cedar Hill-MCA                                                                         2,896,351   10/31/2001
  5        Inverrary Gardens                      2,293,581   12/31/1999       2,421,413   12/31/2000      2,659,879   12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
  6        Cameron Crossing                                                    1,937,122   12/31/2000      1,987,201   02/28/2001
  7        38 Chauncy Street                      1,297,652   12/31/1999       1,474,359   12/31/2000      1,735,135   05/31/2001
  8        Rookwood Office Tower
  9        Gates of Arlington                     2,235,347   12/31/1999       2,340,086   12/31/2000      2,365,523   08/31/2001
 10        Potomac Place Shopping Center          2,419,557   12/31/1999       2,562,893   12/31/2000      2,884,717   10/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 11        Highland Greens Apartments             1,621,265   12/31/1999       1,935,737   12/31/2000      2,237,561   12/31/2001
 12        801 Travis Street                      2,670,713   12/31/1999       2,635,699   12/31/2000      2,581,490   08/31/2001
 13        Sudley North Office Center             1,822,157   12/31/1999       2,270,751   12/31/2000      2,405,793   12/31/2001
 13a       7869 Ashton Ave.                         704,388   12/31/1999         751,603   12/31/2000        788,957   12/31/2001
 13b       7848 Donegan Drive                       434,791   12/31/1999         800,177   12/31/2000        900,255   12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 13c       7699 Ashton Ave.                         268,444   12/31/1999         333,368   12/31/2000        348,498   12/31/2001
 13d       7698 Donegan Drive                       234,418   12/31/1999         197,604   12/31/2000        177,112   12/31/2001
 13e       7701 Donegan Drive                       180,117   12/31/1999         187,999   12/31/2000        190,971   12/31/2001
 14        Culver Center                            482,596   12/31/1999         425,366   12/31/2000      1,638,152   11/30/2001
 15        Grande Promenade                                                                                1,350,578   12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 16        Tri-City Plaza                                                        709,887   12/31/2000      1,350,554   07/31/2001
 17        438 Summit Avenue                      2,548,857   12/31/1999       2,543,924   12/31/2000      2,425,605   12/31/2001
 18        London Park Towers Apartments          2,612,861   12/31/1999       2,845,637   12/31/2000      3,361,374   12/31/2001
 19        Eagle Crest Apartments                 1,109,689   11/30/2000       1,473,617   11/30/2001      1,568,637   01/31/2002
 20        20 E. 46th Street                      1,122,315   12/31/1999       1,455,997   12/31/2000      1,766,125   09/30/2001
------------------------------------------------------------------------------------------------------------------------------------
 21        Centennial Valley Apts.                  403,486   12/31/1999         902,426   12/31/2000      1,311,860   09/30/2001
 22        Walden Landing Apts.                                                                              805,347   12/31/2001
 23        Brighton Office Center                 1,723,884   12/31/1999       1,833,188   12/31/2000
 24        East Gate Square Shopping Center -
             Ph. IV                               1,782,636   12/31/1999       1,687,523   12/31/2000      1,819,592   09/30/2001
 25        Londonderry Apartments                 2,589,243   12/31/1999       2,874,189   12/31/2000      3,251,720   12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 26        The Cornerstone                        1,089,524   12/31/1999       1,197,833   12/31/2000      1,279,361   04/30/2001
 27        Commerce & Design Building             1,659,052   12/31/1999       1,792,345   12/31/2000      1,906,006   05/31/2001
 28        LaGuna Seca Shopping Center
 29        Indio Plaza Shopping Center                                           662,378   12/31/2000      1,067,674   07/31/2001
 30        Broadway Market Center
------------------------------------------------------------------------------------------------------------------------------------
 31        La Quinta Shopping Center                965,981   12/31/1999         930,087   12/31/2000      1,174,959   12/31/2001
 32        Town Center West
 33        Forest Place Apartments                1,218,033   12/31/1999       1,233,653   12/31/2000      1,247,426   12/31/2001
 34        College Club Apartments
 35        Chatham Executive Center               1,304,775   12/31/1999       1,313,981   12/31/2000      1,230,810   11/30/2001
------------------------------------------------------------------------------------------------------------------------------------
 36        Storage USA- Fordham                      59,601   12/31/1999         519,693   12/31/2000      1,037,105   12/31/2001
 37        Center @ Monocacy                         56,708   12/31/1999         672,094   12/31/2000      1,084,900   11/30/2001
 38        Glendale Safeway Shopping Center         389,443   12/31/1999         429,807   12/31/2000        448,143   11/30/2001
 39        500 S. Gravers Road                                                    56,807   12/31/2000
 40        Publix@ Laguna Isles                                                                              438,365   12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 41        Campus Park Apts - Oklahoma                                           601,434   12/31/2000        558,417   07/31/2001
 42        Lakeview Terrace MHC                     977,601   12/31/1999         973,725   12/31/2000        989,952   10/31/2001
 43        1044 Market
 44        Longfellow Apartments                    874,956   12/31/1999         902,727   12/31/2000        881,319   05/31/2001
 45        Timberview Apartments                    875,202   12/31/1999         874,772   12/31/2000        870,775   05/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 46        Top of the Hill Apartments             1,233,500   12/31/1999       1,565,477   12/31/2000      1,761,328   12/31/2001
 47        Eastlake Village                         423,172   12/31/1999         565,953   12/31/2000        778,248   08/30/2001
 48        The Grand Reserve                                                                                 235,874   12/31/2001
 49        Trafalgar Plaza                          943,104   12/31/1999         886,365   12/31/2000        820,613   06/30/2001
 50        Fairfax Ridge                            538,379   12/31/1999         641,816   12/31/2000        873,426   10/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 51        Bonney Lake Shopping Center                                            39,293   12/31/2000        246,030   10/31/2001
 52        Costco Ground Lease                      740,385   12/31/1999         740,385   12/31/2000
 53        Brandon Mills Apartments                 772,767   12/31/1999         763,173   12/31/2000        723,547   12/31/2001
 54        Davie Self Storage                                                    396,536   12/31/2000        712,717   11/30/2001
 55        Campus Executive Office Park             683,955   12/31/1999         729,732   12/31/2000        724,113   11/30/2001
------------------------------------------------------------------------------------------------------------------------------------
 56        Cedarfield Apartments                    350,640   12/31/1999         329,392   12/31/2000        493,539   12/31/2001
 57        Kirkwood Apartments                    2,081,110   12/31/1999       2,428,848   12/31/2000      2,529,754   12/31/2001
 58        Rosecrans Center                                                      484,910   12/31/2000        597,315   12/31/2001
 59        Federal Heights SC                                                    214,745   12/31/2000        531,692   07/31/2001
 60        Washington Square
------------------------------------------------------------------------------------------------------------------------------------
 61        Rock Spring Shopping Center              370,731   12/31/1999         326,828   12/31/2000        378,547   12/31/2001
 62        Courtyard by Marriott - Frederick        488,294   12/31/1999         979,414   12/31/2000        965,626   12/31/2001
 63        Colonnade III Shopping Center            555,542   12/31/1999         680,377   12/31/2000        711,959   07/31/2001
 64        The Shops at Metro Station                                            435,033   12/31/2000        523,724   12/31/2001
 65        Williamstown Shopping Center             528,497   12/31/1999         466,052   12/31/2000        595,890   06/30/2001
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 66        Wayne Manchester Apartments              977,630   12/31/1999       1,035,275   12/31/2000      1,204,348   12/31/2001
 67        Blanco Market                                                          47,442   12/31/2000        202,640   09/30/2001
 68        Mission Douglas Plaza                    432,568   12/31/1999         511,701   12/31/2000        489,476   11/30/2001
 69        813 Diligence Drive                      702,065   12/31/1999         681,695   12/31/2000        592,757   11/30/2001
 70        Heritage Square Shopping Center          188,692   12/31/1999         199,413   12/31/2000        351,319   08/31/2001
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 71        Gateway Square Apartments              1,097,359   12/31/1999       1,326,264   12/31/2000      1,410,328   12/31/2001
 72        Lansdowne Village Apartments           1,202,033   12/31/1999       1,269,501   12/31/2000      1,438,348   12/31/2001
 73        A-1 Self Storage Morena                                                -1,241   12/31/2000        492,676   10/31/2001
 74        2033 Chenault Office                     307,435   12/31/1999         476,093   12/31/2000        530,487   09/30/2001
 75        289 Highland Avenue                      380,718   12/31/1999         430,183   12/31/2000        515,732   12/31/2001
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 76        Heathertree I Apartments                 489,621   12/31/1999         483,399   12/31/2000        481,500   05/31/2001
 77        HEB-Gessner                                                           245,360   12/31/2000        363,685   08/31/2001
 78        Heathertree II Apartments                461,542   12/31/1999         481,145   12/31/2000        485,012   05/31/2001
 79        Plaza South                              584,845   12/31/1999         617,868   12/31/2000        644,803   11/30/2001
 80        Stratford Executive Park                                              442,193   12/31/2000        499,165   12/31/2001
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 81        Eastchester Plaza                        234,198   12/31/1999         321,039   12/31/2000        376,883   12/31/2001
 82        Westfield Arms                                                        414,339   12/31/2000        477,395   12/31/2001
 83        Vila Dian and Hillcrest                  778,852   12/31/1999         799,900   12/31/2000
 83a       Hillcrest Estates                        561,479   12/31/1999         581,308   12/31/2000
 83b       Villa Diann                              217,373   12/31/1999         218,592   12/31/2000
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 84        Walgreens - Temple City, CA
 85        Capitol Mobile Home Park                 420,353   12/31/1999         464,386   12/31/2000        480,891   06/30/2001
 86        Cullen Crossing                                                                                   418,753   12/31/2001
 87        Walgreens-Loveland
 88        A-1 Self Storage Concord                                              323,693   12/31/2000        522,965   08/31/2001
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 89        Mobile Aire Estates MHC                  346,811   12/31/1999         451,015   12/31/2000        464,865   09/30/2001
 90        Friends and Family Self Storage          249,222   12/31/1999         345,924   12/31/2000        429,323   08/31/2001
 91        Village Green Apartments                 463,642   12/31/2000         452,613   12/31/2001        460,758   02/28/2002
 92        Novato MHP                               431,951   12/31/1999         450,691   12/31/2000        482,209   06/30/2001
 93        Dogwood Creek Apartments                                              535,833   12/31/2000        531,205   12/31/2001
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 94        Burns Road Self Storage II                                            283,557   12/31/2000        432,492   08/31/2001
 95        Storage Pro Richmond                     -11,881   12/31/1999         116,880   12/31/2000        388,129   09/30/2001
 96        Safeguard Self Storage # 15              443,446   12/31/1999         447,407   12/31/2000        464,622   09/30/2001
 97        Spring Pine Apartments                   330,508   12/31/1999         424,200   12/31/2000        509,966   01/31/2002
 98        National Boulevard Self Storage          494,362   12/31/1999         496,277   12/31/2000        458,563   10/31/2001
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 99        A-1 Self Storage Kearney Mesa                                         134,508   12/31/2000        399,740   08/31/2001
100        Memorial Park Mini-Storage               292,368   12/31/1999         375,703   12/31/2000        433,812   09/30/2001
101        Shops at 41st Street
102        Leland Plaza
103        Somerville & Cambridge                   223,653   12/31/1999         255,467   12/31/2000        408,698   12/31/2001
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103a       25-33 Lee Street                         115,584   12/31/1999         140,373   12/31/2000        227,259   12/31/2001
103b       109 Highland Avenue                      108,069   12/31/1999         115,094   12/31/2000        181,439   12/31/2001
104        A-1 Self Storage Cypress                                               25,347   12/31/2000        298,822   08/31/2001
105        Wynsong 12                               338,094   12/31/1999         656,216   12/31/2000
106        Walgreens - Brooklyn
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107        1116 West Arbrook Retail B
108        Storage Pro Stockton                                                   15,344   12/31/2000        279,510   09/30/2001
109        Frederick Self Storage                   470,462   12/31/1999         476,292   12/31/2000        455,962   09/30/2001
110        1211 Chestnut Street                     330,305   12/31/1999         454,908   12/31/2000        443,752   12/31/2001
111        Dodge Professional Center                331,597   12/31/1999         356,535   12/31/2000        359,665   07/31/2001
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112        Mt. Kisco Self Storage                   372,678   12/31/1999         389,885   12/31/2000        384,291   06/30/2001
113        Walgreen's
114        Magnolia Mini Storage                                                 342,428   12/31/2000        385,108   09/30/2001
115        3301 M Street                            129,071   12/31/1999         219,527   12/31/2000        242,567   12/31/2001
116        Fort Knox SS-Leesburg                    413,821   12/31/1999         526,129   12/31/2000        517,484   09/30/2001
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117        Green Valley Self Storage - Lake Mead                                  10,099   12/31/2000        238,157   11/30/2001
118        CVS-Pleasant Valley
119        101 Shoreline Office                     396,825   12/31/1999         430,374   12/31/2000        369,978   06/30/2001
120        Ayres Self Storage                       320,037   12/31/1999         339,337   12/31/2000        353,386   11/30/2001
121        Washington Ave Office                    520,911   12/31/1999         358,440   12/31/2000        187,241   09/30/2001
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122        Scott's Corner                           575,745   12/31/1999         590,027   12/31/2000        573,404   05/31/2001
123        Wal-Mart Center                                                                                             12/31/2001
124        Firwood Apartments                       286,772   12/31/1999         295,119   12/31/2000        264,912   10/30/2001
125        Texan Storage                            131,845   12/31/1999         152,574   12/31/2000        265,732   12/31/2001
126        Sure Lock (2) Self Storage               310,885   12/31/1999         292,665   12/31/2000        284,587   12/31/2001
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127        Waterman Medical Plaza                   238,151   12/31/1999         238,575   12/31/2000        256,324   12/31/2001
128        Park Colony Apartments                   273,852   12/31/1999         254,531   12/31/2000        283,969   12/31/2001
129        Sycamore Villa MHC                       259,161   12/31/1999         264,066   12/31/2000        300,566   09/30/2001
130        Cromwell Bridge                          368,230   12/31/1999         332,930   12/31/2000        358,946   09/10/2001
131        Eckerd-Sterling                                                       284,960   12/31/2000        341,952   11/30/2001
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132        Fort Knox-Frederick                      307,624   12/31/1999         291,223   12/31/2000        272,845   09/30/2001
133        Sure Lock (1) Self Storage               248,873   12/31/1999         257,698   12/31/2000        238,038   12/31/2001
134        A1A Self Storage                         212,743   12/31/1999         239,823   12/31/2000        270,338   09/30/2001
135        KenilWest Office Building                229,898   12/31/1999         250,054   12/31/2000        252,475   09/30/2001
136        Safeguard Storage #13                    219,161   12/31/1999         210,554   12/31/2000        213,987   09/30/2001
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137        Safeguard Self Storage #14               224,643   12/31/1999         189,830   12/31/2000        180,816   09/30/2001

TABLE CONTINUED

                                                UNDERWRITTEN UNDERWRITTEN  UNDERWRITTEN  UNDERWRITTEN  UNDERWRITTEN   UNDERWRITTEN
 ID              PROPERTY NAME                       NOI        REVENUE         EGI        EXPENSES    NET CASH FLOW    RESERVES
------------------------------------------------------------------------------------------------------------------------------------
  1        15555 Lundy Parkway                    6,955,964    6,955,964     6,955,964            -      6,955,964             -
  2        Scholls Ferry Boulevard                3,621,981    3,641,970     4,782,701     1,160,720     3,365,562        40,647
  3        Fresh Pond Shopping Center             3,612,065    3,892,440     5,055,088     1,443,024     3,416,693        42,542
  4        Plaza at Cedar Hill-MCA                3,116,237    3,313,626     4,358,626     1,242,389     2,933,622        44,979
  5        Inverrary Gardens                      2,550,308    4,279,052     4,495,831     1,945,523     2,422,058       128,250
------------------------------------------------------------------------------------------------------------------------------------
  6        Cameron Crossing                       2,718,597    2,855,921     3,863,521     1,144,925     2,598,818        35,316
  7        38 Chauncy Street                      2,489,341    3,429,493     3,550,145     1,060,804     2,265,444        26,028
  8        Rookwood Office Tower                  2,489,338    2,534,587     3,697,240     1,207,902     2,277,325        33,230
  9        Gates of Arlington                     2,332,862    4,115,324     4,181,324     1,848,462     2,216,612       116,250
 10        Potomac Place Shopping Center          2,883,243    2,917,824     3,647,339       764,096     2,745,778        18,271
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 11        Highland Greens Apartments             2,113,957    3,281,301     3,431,157     1,317,201     1,982,302       131,655
 12        801 Travis Street                      3,273,534    4,379,949     5,270,050     1,996,515     2,984,186        43,995
 13        Sudley North Office Center             2,144,236    3,220,907     3,273,470     1,129,234     1,876,182        37,699
 13a       7869 Ashton Ave.                         717,347    1,042,177     1,042,177       324,829       640,178        13,875
 13b       7848 Donegan Drive                       752,365    1,135,851     1,139,363       386,998       651,341        12,484
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 13c       7699 Ashton Ave.                         326,471      532,292       537,971       211,500       275,564         6,073
 13d       7698 Donegan Drive                       229,279      381,527       408,723       179,445       196,509         4,571
 13e       7701 Donegan Drive                       118,774      129,060       145,237        26,463       112,591           696
 14        Culver Center                          1,867,875    2,056,257     2,592,057       724,182     1,788,785        25,942
 15        Grande Promenade                       1,913,373    1,918,112     2,278,890       365,517     1,793,287        18,641
------------------------------------------------------------------------------------------------------------------------------------
 16        Tri-City Plaza                         1,723,310    1,825,933     2,282,564       559,255     1,675,315        15,909
 17        438 Summit Avenue                      2,081,864    1,958,437     3,120,316     1,038,451     1,880,001        23,960
 18        London Park Towers Apartments          3,238,120    5,637,291     5,802,509     2,564,389     3,083,536       154,584
 19        Eagle Crest Apartments                 1,582,302    2,859,966     2,963,844     1,381,542     1,465,302       117,000
 20        20 E. 46th Street                      1,736,679    3,187,738     3,508,720     1,772,041     1,530,719        17,924
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 21        Centennial Valley Apts.                1,470,643    1,944,968     1,988,933       518,291     1,395,043        75,600
 22        Walden Landing Apts.                   1,441,909    2,074,343     2,195,343       753,434     1,393,909        48,000
 23        Brighton Office Center                 1,842,703    1,816,457     3,102,357     1,259,654     1,657,448        26,245
 24        East Gate Square Shopping Center -
             Ph. VI                               1,595,132    1,665,086     2,168,320       573,189     1,541,666       14,934
 25        Londonderry Apartments                 3,149,065    5,275,923     5,462,554     2,313,489     2,975,553      173,512
------------------------------------------------------------------------------------------------------------------------------------
 26        The Cornerstone                        1,549,688    1,602,083     2,069,497       519,809     1,444,690        19,998
 27        Commerce & Design Building             1,725,047    2,518,331     2,698,070       973,023     1,524,888        42,326
 28        LaGuna Seca Shopping Center            1,163,008    1,220,784     1,444,050       281,042     1,073,922        17,586
 29        Indio Plaza Shopping Center            1,169,898    1,248,944     1,617,262       447,364     1,102,167        24,113
 30        Broadway Market Center                 1,134,847    1,200,949     1,482,949       348,102     1,071,699        25,365
------------------------------------------------------------------------------------------------------------------------------------
 31        La Quinta Shopping Center              1,083,980    1,149,302     1,440,497       356,517     1,029,524        13,409
 32        Town Center West                       1,029,676    1,075,954     1,386,279       356,603     1,003,807        11,842
 33        Forest Place Apartments                1,225,592    2,003,605     2,087,832       862,240     1,142,392        83,200
 34        College Club Apartments                1,051,514    1,494,374     1,763,596       712,083     1,022,714        28,800
 35        Chatham Executive Center               1,072,025    1,512,213     1,659,868       587,843       960,536        19,637
------------------------------------------------------------------------------------------------------------------------------------
 36        Storage USA- Fordham                   1,029,819    1,384,332     1,489,483       459,664     1,021,081         8,738
 37        Center @ Monocacy                      1,086,743    1,113,240     1,351,763       265,021       977,447        20,304
 38        Glendale Safeway Shopping Center         989,701    1,056,975     1,367,180       377,480       914,010        33,089
 39        500 S. Gravers Road                    1,147,738    1,411,356     1,628,614       480,877     1,076,904        10,547
 40        Publix@ Laguna Isles                     933,201      985,310     1,334,584       401,383       887,429        10,421
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 41        Campus Park Apts - Oklahoma              929,261    1,358,605     1,408,605       479,344       880,961        48,300
 42        Lakeview Terrace MHC                     939,825    1,504,200     1,517,924       578,099       921,725        18,100
 43        1044 Market                              903,321    1,004,955     1,470,368       567,047       861,724        17,030
 44        Longfellow Apartments                    845,209    1,554,677     1,608,677       763,468       787,097        58,112
 45        Timberview Apartments                    833,473    1,505,767     1,552,367       718,895       775,056        58,416
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 46        Top of the Hill Apartments             1,733,329    3,498,843     3,624,289     1,890,960     1,601,329       132,000
 47        Eastlake Village                         917,255      933,324     1,380,683       463,428       867,577         6,521
 48        The Grand Reserve                        816,090    1,185,686     1,252,765       436,674       788,090        28,000
 49        Trafalgar Plaza                          892,059      991,619     1,524,824       632,764       775,459        22,100
 50        Fairfax Ridge                            904,407    1,134,329     1,416,486       512,079       821,742        14,240
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 51        Bonney Lake Shopping Center              713,425      728,826       894,826       181,401       675,365         9,957
 52        Costco Ground Lease                      699,910      725,577       725,577        25,667       699,910             -
 53        Brandon Mills Apartments                 741,645    1,628,378     1,714,227       972,582       681,645        60,000
 54        Davie Self Storage                       685,432    1,062,384     1,117,384       431,952       671,815        13,617
 55        Campus Executive Office Park             858,211    1,337,027     1,382,027       523,816       728,997        15,358
------------------------------------------------------------------------------------------------------------------------------------
 56        Cedarfield Apartments                    629,275      821,712       862,842       233,567       595,075        34,200
 57        Kirkwood Apartments                    2,521,808    5,358,535     5,538,307     3,016,499     2,352,551       169,257
 58        Rosecrans Center                         727,608      732,609       973,410       245,803       688,365         8,631
 59        Federal Heights SC                       660,683      687,107       918,977       258,294       610,883         5,593
 60        Washington Square                        631,838      671,032       842,033       210,194       591,979         7,731
------------------------------------------------------------------------------------------------------------------------------------
 61        Rock Spring Shopping Center              790,298      892,184     1,091,408       301,110       728,519        15,818
 62        Courtyard by Marriott - Frederick        829,413    2,243,855     2,508,855     1,679,442       703,970       125,443
 63        Colonnade III Shopping Center            652,094      702,071       894,664       242,570       591,524         9,382
 64        The Shops at Metro Station               561,042      590,325       717,281       156,239       539,894         6,042
 65        Williamstown Shopping Center             630,814      693,896       889,062       258,248       558,877        19,021
------------------------------------------------------------------------------------------------------------------------------------
 66        Wayne Manchester Apartments            1,133,146    2,403,859     2,499,518     1,366,372     1,076,896        56,250
 67        Blanco Market                            564,309      603,230       833,230       268,922       536,651         3,870
 68        Mission Douglas Plaza                    588,846      610,293       840,181       251,335       538,639        13,039
 69        813 Diligence Drive                      639,973      890,763       890,763       250,791       561,622        16,818
 70        Heritage Square Shopping Center          590,288      620,964       896,418       306,130       513,489        18,476
------------------------------------------------------------------------------------------------------------------------------------
 71        Gateway Square Apartments              1,386,840    2,865,778     2,969,728     1,582,888     1,290,909        95,931
 72        Lansdowne Village Apartments           1,452,390    2,874,367     2,985,865     1,533,475     1,342,335       110,055
 73        A-1 Self Storage Morena                  595,978      878,624       917,679       321,701       581,978        14,000
 74        2033 Chenault Office                     535,428      615,484       710,484       175,055       487,854        11,475
 75        289 Highland Avenue                      501,961      701,670       711,297       209,336       490,711        11,250
------------------------------------------------------------------------------------------------------------------------------------
 76        Heathertree I Apartments                 486,192      967,783     1,018,483       532,290       453,694        32,498
 77        HEB-Gessner                              472,772      502,590       639,841       167,069       435,095         7,231
 78        Heathertree II Apartments                475,386      955,828     1,003,328       527,942       442,316        33,070
 79        Plaza South                              602,748      606,358       732,335       129,587       569,495         5,700
 80        Stratford Executive Park                 503,562      694,288       759,658       256,095       436,766        12,059
------------------------------------------------------------------------------------------------------------------------------------
 81        Eastchester Plaza                        523,557      549,492       814,963       291,406       513,357         3,498
 82        Westfield Arms                           438,209      525,742       604,239       166,030       426,209        12,000
 83        Vila Dian and Hillcrest                  767,417    1,196,192     1,196,192       428,775       706,369        61,048
 83a       Hillcrest Estates                        556,554      861,978       861,978       305,424       508,673        47,881
 83b       Villa Diann                              210,863      334,214       334,214       123,351       197,696        13,167
------------------------------------------------------------------------------------------------------------------------------------
 84        Walgreens - Temple City, CA              476,752      469,400       532,400        55,648       474,579         2,174
 85        Capitol Mobile Home Park                 425,187      576,270       675,894       250,707       419,272         5,916
 86        Cullen Crossing                          447,755      489,913       663,213       215,458       411,346         5,210
 87        Walgreens-Loveland                       464,423      475,000       528,852        64,429       462,155         2,268
 88        A-1 Self Storage Concord                 527,867      697,384       809,884       282,017       519,898         7,970
------------------------------------------------------------------------------------------------------------------------------------
 89        Mobile Aire Estates MHC                  443,727      562,120       669,920       226,193       423,805        19,922
 90        Friends and Family Self Storage          455,205      748,238       770,238       315,033       436,355        18,850
 91        Village Green Apartments                 439,446      936,257       973,238       533,793       388,749        50,697
 92        Novato MHP                               405,634      493,750       510,744       105,109       401,534         4,100
 93        Dogwood Creek Apartments                 437,801      692,754       713,541       275,740       399,401        38,400
------------------------------------------------------------------------------------------------------------------------------------
 94        Burns Road Self Storage II               430,453      681,441       695,441       264,988       421,188         9,265
 95        Storage Pro Richmond                     429,709      670,840       701,340       271,631       420,709         9,000
 96        Safeguard Self Storage # 15              447,516      650,516       675,516       228,000       438,983         8,532
 97        Spring Pine Apartments                   398,048      799,543       852,814       454,767       364,298        33,750
 98        National Boulevard Self Storage          456,550      629,992       666,085       209,535       452,481         4,068
------------------------------------------------------------------------------------------------------------------------------------
 99        A-1 Self Storage Kearney Mesa            453,929      732,098       767,305       313,376       443,566        10,363
100        Memorial Park Mini-Storage               410,678      758,471       781,471       370,793       400,502        10,176
101        Shops at 41st Street                     392,319      402,509       517,952       125,633       370,636         2,760
102        Leland Plaza                             349,632      374,073       420,178        70,546       337,686         5,850
103        Somerville & Cambridge                   367,654      643,252       654,230       285,826       349,904        17,750
------------------------------------------------------------------------------------------------------------------------------------
103a       25-33 Lee Street                         203,612      349,978       356,543       152,181       194,362         9,250
103b       109 Highland Avenue                      164,042      293,274       297,687       133,645       155,542         8,500
104        A-1 Self Storage Cypress                 389,631      613,114       641,640       252,009       381,703         7,928
105        Wynsong 12                               585,749      388,589       603,865        18,116       554,905         8,913
106        Walgreens - Brooklyn                     292,894      460,000       513,424       220,530       290,279         2,615
------------------------------------------------------------------------------------------------------------------------------------
107        1116 West Arbrook Retail B               329,987      354,507       451,700       121,713       311,276         3,950
108        Storage Pro Stockton                     362,966      590,284       613,284       250,318       353,466         9,500
109        Frederick Self Storage                   429,342      645,781       668,781       239,439       415,197        14,145
110        1211 Chestnut Street                     505,131    1,139,452     1,149,493       644,362       361,704        20,201
111        Dodge Professional Center                309,824      574,778       607,178       297,354       268,349         7,791
------------------------------------------------------------------------------------------------------------------------------------
112        Mt. Kisco Self Storage                   359,926      597,307       607,807       247,881       352,259         7,667
113        Walgreen's                               295,000      295,000       365,979        70,979       293,807         1,193
114        Magnolia Mini Storage                    336,761      480,835       511,835       175,074       323,253        13,508
115        3301 M Street                            277,812      213,182       362,825        85,012       270,932         3,000
116        Fort Knox SS-Leesburg                    458,555      673,730       693,730       235,176       450,103         8,452
------------------------------------------------------------------------------------------------------------------------------------
117        Green Valley Self Storage - Lake Mead    304,009      443,662       443,662       139,653       292,348        11,661
118        CVS-Pleasant Valley                      255,899      251,708       311,388        55,490       254,380         1,519
119        101 Shoreline Office                     363,224      746,478       783,264       420,040       272,067        13,570
120        Ayres Self Storage                       340,465      496,410       519,410       178,945       330,434        10,031
121        Washington Ave Office                    467,117    1,059,881     1,193,321       726,203       375,410        23,937
------------------------------------------------------------------------------------------------------------------------------------
122        Scott's Corner                           516,141      573,929       686,138       169,997       466,585        17,114
123        Wal-Mart Center                          264,768      281,626       323,899        59,131       241,794         3,561
124        Firwood Apartments                       269,243      532,019       552,417       283,174       238,643        30,600
125        Texan Storage                            248,853      427,774       458,437       209,585       239,476         9,377
126        Sure Lock (2) Self Storage               262,060      496,142       513,442       251,382       251,173        10,886
------------------------------------------------------------------------------------------------------------------------------------
127        Waterman Medical Plaza                   264,225      276,308       398,106       133,880       230,212         4,858
128        Park Colony Apartments                   255,334      530,222       569,980       314,646       228,586        26,748
129        Sycamore Villa MHC                       270,211      438,736       581,736       311,525       265,891         4,320
130        Cromwell Bridge                          290,083      410,418       414,218       124,135       253,015         5,986
131        Eckerd-Sterling                          323,828      331,696       388,057        64,229       322,192         1,636
------------------------------------------------------------------------------------------------------------------------------------
132        Fort Knox-Frederick                      260,875      417,553       435,005       174,130       254,106         6,770
133        Sure Lock (1) Self Storage               218,173      417,378       441,684       223,511       207,851        10,322
134        A1A Self Storage                         249,173      405,864       415,656       166,484       243,685         5,488
135        KenilWest Office Building                227,150      356,387       359,507       132,357       199,990         4,833
136        Safeguard Storage #13                    197,416      306,169       340,169       142,753       188,895         8,521
------------------------------------------------------------------------------------------------------------------------------------
137        Safeguard Self Storage #14               172,519      275,363       308,363       135,844       165,501         7,019

                                                                                                       LEASE
 ID         PROPERTY NAME                             LARGEST TENANT                          SF     EXPIRATION
---------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway                          Ford Motor Company                      453,281   12/31/16
  2   Scholls Ferry Boulevard                      Metro One                                56,720    7/31/09
  3   Fresh Pond Shopping Center                   Toys R Us                                46,068   10/31/17
  4   Plaza at Cedar Hill-MCA                      Hobby Lobby                              60,780    9/30/15
  5   Inverrary Gardens
--------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                             Home Depot (Ground Lease)               108,003    1/31/29
  7   38 Chauncy Street                            Vanasse Hangen Brustlin                  19,686    4/30/06
  8   Rookwood Office Tower                        Health Foundation of Cincinnati          27,490    6/15/11
  9   Gates of Arlington
 10   Potomac Place Shopping Center                Safeway                                  20,159    9/30/27
--------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments
 12   801 Travis Street                            Wells Fargo & Company                   204,016   12/31/06
 13   Sudley North Office Center
 13a  7869 Ashton Ave.                             Prince William County                    69,374   12/31/09
 13b  7848 Donegan Drive                           Allstate Insurance                       20,020   10/31/04
--------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.                             EG&G                                     10,461    2/28/06
 13d  7698 Donegan Drive                           Department of Veteran Affairs             5,965     6/4/04
 13e  7701 Donegan Drive                           Bank of America                           3,478   12/31/06
 14   Culver Center                                Best Buy                                 45,000   12/31/18
 15   Grande Promenade                             Chen`s Gourmet                            9,987    3/14/11
--------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                               Stop & Shop                              56,000    7/31/26
 17   438 Summit Avenue                            State of New Jersey (Office)            119,800   11/30/13
 18   London Park Towers Apartments
 19   Eagle Crest Apartments
 20   20 E. 46th Street                            Duane Reade                               9,472   12/31/03
--------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.
 22   Walden Landing Apts.
 23   Brighton Office Center                       Linens N' Things                         59,000    9/30/08
 24   East Gate Square Shopping Center - Ph. IV    Barnes & Noble                           30,149    1/31/13
 25   Londonderry Apartments
--------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                              SCCA Fitness Leasing                     19,848    5/31/22
 27   Commerce & Design Building                   Charleswood Corporation                  26,992    6/30/04
 28   LaGuna Seca Shopping Center                  Ross                                     30,187    6/30/01
 29   Indio Plaza Shopping Center                  Food 4 Less                              58,000     9/1/20
 30   Broadway Market Center                       Linens 'N Things                         33,675    1/31/17
--------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                    Ralphs                                   41,420    12/1/14
 32   Town Center West                             Food 4 Less (Kroger Guaranty)            59,171   11/30/20
 33   Forest Place Apartments
 34   College Club Apartments
 35   Chatham Executive Center                     Quadrant Healthcom, Inc.                 29,116    7/31/09
--------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham
 37   Center @ Monocacy                            BBI Biotech Research Lab                 35,560   11/30/06
 38   Glendale Safeway Shopping Center             Safeway                                  55,112    6/30/21
 39   500 S. Gravers Road                          Ebay, Inc.                               41,310    9/30/06
 40   Publix@ Laguna Isles                         Publix Supermarket                       37,887    2/28/21
--------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma
 42   Lakeview Terrace MHC
 43   1044 Market                                  Staples                                  22,000    4/30/12
 44   Longfellow Apartments
 45   Timberview Apartments
--------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments
 47   Eastlake Village                             Blockbuster Video                         4,500    1/31/11
 48   The Grand Reserve
 49   Trafalgar Plaza                              CorSolutions /Ralin Medical, Inc.        12,114    5/31/03
 50   Fairfax Ridge                                Boeing Service Company                   37,819    1/31/08
--------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center                  Kid's Country                             9,000   10/14/11
 52   Costco Ground Lease                          Costco                                  135,586   11/30/18
 53   Brandon Mills Apartments
 54   Davie Self Storage
 55   Campus Executive Office Park                 CHW Medical Foundation                   49,521    2/28/07
--------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments
 57   Kirkwood Apartments
 58   Rosecrans Center                             Wells Fargo Bank                          5,400    6/30/12
 59   Federal Heights SC                           Federal Plaza Liquors                     4,081    5/31/05
 60   Washington Square                            Home Goods                               30,000   10/31/11
--------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center                  Giant                                    52,800    2/28/27
 62   Courtyard by Marriott - Frederick
 63   Colonnade III Shopping Center                Wherehouse Music                         10,237   11/30/03
 64   The Shops at Metro Station                   CVS                                      10,125    1/31/20
 65   Williamstown Shopping Center                 Naushir, Inc. dba 99 Cent Store          18,000    7/31/09
--------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments
 67   Blanco Market                                EZ's Brick Oven                           4,500   12/31/06
 68   Mission Douglas Plaza                        Albertson's (ground lease)               44,127    5/26/17
 69   813 Diligence Drive                          Strayer University                       21,088    7/31/11
 70   Heritage Square Shopping Center              Factory 2-U Stores                       15,000    3/31/06
--------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments
 72   Lansdowne Village Apartments
 73   A-1 Self Storage Morena
 74   2033 Chenault Office                         Nouveau Eyewear                          21,651    2/28/03
 75   289 Highland Avenue
--------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments
 77   HEB-Gessner                                  HEB Pantry                               25,898    2/28/14
 78   Heathertree II Apartments
 79   Plaza South                                  Longs/Rainbow Drug                       13,958    2/28/12
 80   Stratford Executive Park                     Hospice                                  22,051    3/31/04
--------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                            CVS                                      13,506    1/31/20
 82   Westfield Arms
 83   Vila Dian and Hillcrest
 83a  Hillcrest Estates
 83b  Villa Diann
--------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                  Walgreens                                14,490    4/30/61
 85   Capitol Mobile Home Park
 86   Cullen Crossing                              Joyce's Hallmark                          4,200    2/29/04
 87   Walgreens-Loveland                           Walgreens                                15,120   12/31/60
 88   A-1 Self Storage Concord
--------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC
 90   Friends and Family Self Storage
 91   Village Green Apartments
 92   Novato MHP
 93   Dogwood Creek Apartments
--------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II
 95   Storage Pro Richmond
 96   Safeguard Self Storage # 15
 97   Spring Pine Apartments
 98   National Boulevard Self Storage
--------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa
100   Memorial Park Mini-Storage
101   Shops at 41st Street                         Atlanta Bread Company                     4,164    9/14/05
102   Leland Plaza                                 Food Lion                                33,000     9/1/21
103   Somerville & Cambridge
--------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street
103b  109 Highland Avenue
104   A-1 Self Storage Cypress
105   Wynsong 12                                   Eastwynn Theatres, Inc                   44,565    5/31/22
106   Walgreens - Brooklyn                         Walgreens                                17,436   10/31/60
--------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                   Car Toys                                  6,700    5/31/11
108   Storage Pro Stockton
109   Frederick Self Storage
110   1211 Chestnut Street                         Mental Health Association                34,074    4/30/10
111   Dodge Professional Center                    NP Dodge  Company                        12,470    5/31/14
--------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage
113   Walgreen's                                   Walgreen's                               14,914   10/31/21
114   Magnolia Mini Storage
115   3301 M Street                                3303, Inc. Beauty Salon                   2,421     9/1/04
116   Fort Knox SS-Leesburg
--------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead
118   CVS-Pleasant Valley                          CVS-Pleasant Valley                      10,125   12/31/25
119   101 Shoreline Office                         Dan Alfaro & Associates                  10,166    7/31/03
120   Ayres Self Storage
121   Washington Ave Office                        Suntrust                                 18,800     9/1/06
--------------------------------------------------------------------------------------------------------------
122   Scott's Corner                               The Talbot's                             11,955     1/1/08
123   Wal-Mart Center                              Shoe Show                                 5,600    9/30/06
124   Firwood Apartments
125   Texan Storage
126   Sure Lock (2) Self Storage
--------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                       Un. Family Care                           9,818     5/1/05
128   Park Colony Apartments
129   Sycamore Villa MHC
130   Cromwell Bridge                              Innovative Med.                          16,322    6/30/03
131   Eckerd-Sterling                              Eckerd Drugs                             10,908    1/26/19
--------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick
133   Sure Lock (1) Self Storage
134   A1A Self Storage
135   KenilWest Office Building                    Glenarm Constr.                           5,023   10/31/04
136   Safeguard Storage #13
--------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14

TABLE CONTINUED

                                                                                             LEASE
 ID         Property Name                        2ND LARGEST TENANT                   SF    EXPIRATION    3RD LARGEST TENANT
------------------------------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway
  2   Scholls Ferry Boulevard                   24 Hour Fitness                    36,366    10/31/07 Walgreens
  3   Fresh Pond Shopping Center                Bread & Circus (Whole Foods...)    29,000     7/31/08 T J Maxx
  4   Plaza at Cedar Hill-MCA                   Linen 'N Things                    34,521     9/30/15 Marshall's
  5   Inverrary Gardens
------------------------------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                          Best Buy                           45,000     9/30/16 Office Depot
  7   38 Chauncy Street                         Vollomer Associates                 9,363     8/31/11 URS Consultants
  8   Rookwood Office Tower                     Northwestern Mutual Life           24,921     8/31/11 Carew International
  9   Gates of Arlington
 10   Potomac Place Shopping Center             Rite Aid Corporation                8,720     9/30/02 Strosniders Hardware
------------------------------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments
 12   801 Travis Street                         US Goverment Bookstore              3,609      1/8/04 Palmer Consulting
 13   Sudley North Office Center
 13a  7869 Ashton Ave.
 13b  7848 Donegan Drive                        Pinnacle Management                11,523     4/30/05 PWL Family Health
------------------------------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.                          Technology Concepts                 5,054     9/30/03 Gavali, Mertz & Davis, Inc.
 13d  7698 Donegan Drive                        First Horizon Home Loan Corp.       5,199     5/31/05 Novellus
 13e  7701 Donegan Drive
 14   Culver Center                             Ralph's                            27,587    10/31/05 Fashion Time
 15   Grande Promenade                          Kinko`s                             6,733     5/31/11 Golf Charlotte
------------------------------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                            Dollar Tree                         9,951     8/31/04 Dover China Buffet
 17   438 Summit Avenue                         State of New Jersey (Storage)       3,960    11/30/13
 18   London Park Towers Apartments
 19   Eagle Crest Apartments
 20   20 E. 46th Street                         Tom James Company                   7,089     9/30/03 Vardi Stonehouse, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.
 22   Walden Landing Apts.
 23   Brighton Office Center                    Interstate Industrial Corp.        14,969     1/15/03 Clinicians Publishing Group
 24   East Gate Square Shopping Center - Ph. IV PetsMart                           27,972     1/31/18 Loehmann's
 25   Londonderry Apartments
------------------------------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                           RJR Horizens, Inc.                 12,344     9/30/02 Six Shooters, Inc.
 27   Commerce & Design Building                Sarreid, Ltd.                      13,971     8/31/03 Florita Nova / La Dolce Vita
 28   LaGuna Seca Shopping Center               Marshalls                          30,000     5/20/11 Petco
 29   Indio Plaza Shopping Center               Pic N Save                         18,000     8/31/05 Anna's Linens
 30   Broadway Market Center                    Ross Stores                        30,971     1/31/11 Rack Room Shoes, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                 Dyson & Dyson Real Estate           3,650     4/30/04 Video Depot
 32   Town Center West                          McDonald/Chevron                    5,350      4/4/21 Coco's
 33   Forest Place Apartments
 34   College Club Apartments
 35   Chatham Executive Center                  WP Commercial                       8,264     4/30/10 Appaloosa Management
------------------------------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham
 37   Center @ Monocacy                         Concentra Preferred                12,000    12/31/06 Medical Account Services
 38   Glendale Safeway Shopping Center          Blockbuster Video                   5,400     4/30/05 Famous Sam's
 39   500 S. Gravers Road                       Comcast                            29,000     6/30/08
 40   Publix@ Laguna Isles                      Better for Less Discount            3,148     4/30/06 Eagle Cleaners
------------------------------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma
 42   Lakeview Terrace MHC
 43   1044 Market                               CVS                                14,850     8/14/20
 44   Longfellow Apartments
 45   Timberview Apartments
------------------------------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments
 47   Eastlake Village                          D'Lish Pizza                        2,932     6/30/03 Alejandro's
 48   The Grand Reserve
 49   Trafalgar Plaza                           Hello Florida, Inc.                 7,090    12/31/03 Quick Quote
 50   Fairfax Ridge                             Intl Communication Indust Assoc.   14,472     3/31/08 Hazen & Sawyer, P.C.
------------------------------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center               Hollywood Video                     5,000      2/7/11 A Scrapper's Eden, Inc.
 52   Costco Ground Lease
 53   Brandon Mills Apartments
 54   Davie Self Storage
 55   Campus Executive Office Park              CA State Teachers Retirement Sys.  10,826     6/30/06 Cascade Entertainment
------------------------------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments
 57   Kirkwood Apartments
 58   Rosecrans Center                          Max's 99 Cent Store                 3,100     1/31/07 Rubio's Baja Grill
 59   Federal Heights SC                        Blockbuster Video                   4,035     5/31/05 Washtime
 60   Washington Square                         Julie's Hallmark                    4,000     2/28/04 Bath Kitchen Gallery
------------------------------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center               Spenceola                          22,000     9/30/10 Tuesday Morning
 62   Courtyard by Marriott - Frederick
 63   Colonnade III Shopping Center             Cierra Interiors                   10,127     9/30/04 Bride's Mart
 64   The Shops at Metro Station                Hollywood Video                     7,021     9/15/09 Chapel Opticians
 65   Williamstown Shopping Center              Peso Pumper/ Steakountry Buffet    10,250     8/31/11 Salaymeh dba Kitchen Warehouse
------------------------------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments
 67   Blanco Market                             Wahkee Chinese Restaurant           4,000    10/31/10 Nu Bella Salon & Day Spa
 68   Mission Douglas Plaza                     Coco's Restaurant (ground lease)    6,000    12/31/06 Mobil Oil (ground lease)
 69   813 Diligence Drive                       Newport News School Board          18,000     6/30/05 Casey Auto Group
 70   Heritage Square Shopping Center           Dollar Tree Stores, Inc.           15,000     8/31/06 Jimmy Yun dba Fashion Image
------------------------------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments
 72   Lansdowne Village Apartments
 73   A-1 Self Storage Morena
 74   2033 Chenault Office                      Heads Up Technologies              14,934     4/30/05 Oakwood Corp. Housing
 75   289 Highland Avenue
------------------------------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments
 77   HEB-Gessner                               Dollar Tree                         9,000     4/30/05 dba Rent Wise
 78   Heathertree II Apartments
 79   Plaza South                               Columbia Hospital                   6,900      1/1/04 Nevada State Bank
 80   Stratford Executive Park                  Branch Banking & Trust             10,000     4/30/07 Crumley & Associates
------------------------------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                         Studio B Dance Center               3,844     9/30/11 Blockbuster
 82   Westfield Arms
 83   Vila Dian and Hillcrest
 83a  Hillcrest Estates
 83b  Villa Diann
------------------------------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                                                              9/1/11
 85   Capitol Mobile Home Park
 86   Cullen Crossing                           Blockbuster                         3,563     8/31/05 Pearl Dynasty
 87   Walgreens-Loveland
 88   A-1 Self Storage Concord
------------------------------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC
 90   Friends and Family Self Storage
 91   Village Green Apartments
 92   Novato MHP
 93   Dogwood Creek Apartments
------------------------------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II
 95   Storage Pro Richmond
 96   Safeguard Self Storage # 15
 97   Spring Pine Apartments
 98   National Boulevard Self Storage
------------------------------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa
100   Memorial Park Mini-Storage
101   Shops at 41st Street                      Pizza Hut                           3,200      1/4/11 La Estancia
102   Leland Plaza                              Subway                              1,200    11/30/04 Domino's
103   Somerville & Cambridge
------------------------------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street
103b  109 Highland Avenue
104   A-1 Self Storage Cypress
105   Wynsong 12
106   Walgreens - Brooklyn
------------------------------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                Rack Room Shoes                     6,259     5/10/06 Aaron Brothers
108   Storage Pro Stockton
109   Frederick Self Storage
110   1211 Chestnut Street                      Health Federation                  16,856    10/31/09 Lot Stores
111   Dodge Professional Center                 National Equity                     9,847     5/31/14 Children's Physicians
------------------------------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage
113   Walgreen's
114   Magnolia Mini Storage
115   3301 M Street                             Council Travel Services USA         1,742     9/30/07
116   Fort Knox SS-Leesburg
------------------------------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead
118   CVS-Pleasant Valley
119   101 Shoreline Office                      C.C. Bank & Trust                   8,475     5/31/04 Buckley & Associates
120   Ayres Self Storage
121   Washington Ave Office                     Bowie & Jensen                      8,921      6/1/06 Legal Aid Bureau
------------------------------------------------------------------------------------------------------------------------------------
122   Scott's Corner                            Offenbacher                         7,320      9/1/04 Briarwood Inn
123   Wal-Mart Center                           Cato                                4,160     9/30/06 Colortyme
124   Firwood Apartments
125   Texan Storage
126   Sure Lock (2) Self Storage
------------------------------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                    Pinnacle Medical                    4,431     5/15/03 Waterman Medical
128   Park Colony Apartments
129   Sycamore Villa MHC
130   Cromwell Bridge                           Hanger Prosthetic                   4,742     3/31/04 Uptime Computer
131   Eckerd-Sterling
------------------------------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick
133   Sure Lock (1) Self Storage
134   A1A Self Storage
135   KenilWest Office Building                 Greenspring Advisor                 4,400    10/31/04 Dr. Robert Windsor
136   Safeguard Storage #13
------------------------------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14

                                                                                                         UPFRONT
                                                                LEASE     OCCUPANCY   OCCUPANCY     ACTUAL REPLACEMENT
 ID         PROPERTY NAME                             SF     EXPIRATION     RATE      AS-OF DATE         RESERVES
---------------------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway                                                    100.00%      11/1/01                      -
  2   Scholls Ferry Boulevard                         16,698   4/30/61        96.58%     12/13/01                      -
  3   Fresh Pond Shopping Center                      21,000   1/31/16        99.00%     11/20/01                 42,542
  4   Plaza at Cedar Hill-MCA                         30,550   9/30/10        98.10%      12/1/01                      -
  5   Inverrary Gardens                                                       95.50%       2/6/02                      -
---------------------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                                30,000   8/31/14        95.68%      1/31/02                      -
  7   38 Chauncy Street                                9,252   4/18/11        95.02%     12/17/01                      -
  8   Rookwood Office Tower                           15,300   4/18/11       100.00%      1/28/02            34,000 (LOC)
  9   Gates of Arlington                                                      97.80%      7/25/01                      -
 10   Potomac Place Shopping Center                    7,240   4/30/03       100.00%      12/3/01                  1,523
---------------------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments                                              96.60%       8/1/01                      -
 12   801 Travis Street                                1,195  12/31/03        95.00%     10/26/01                  2,750
 13   Sudley North Office Center                                              98.29%      1/15/02                      -
 13a  7869 Ashton Ave.                                                       100.00%      1/15/02
 13b  7848 Donegan Drive                               7,492   1/31/04       100.00%      1/15/02
---------------------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.                                 5,000  12/31/06       100.00%      1/15/02
 13d  7698 Donegan Drive                               2,224  12/31/02        85.86%      1/15/02
 13e  7701 Donegan Drive                                                     100.00%      1/15/02
 14   Culver Center                                    9,277  11/30/10        97.57%      12/1/01                      -
 15   Grande Promenade                                 6,421   3/31/08        89.83%       2/5/02                      -
---------------------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                                   8,635   1/30/11        97.75%      6/11/01                      -
 17   438 Summit Avenue                                                      100.00%      12/1/01                      -
 18   London Park Towers Apartments                                           97.60%      1/11/02                      -
 19   Eagle Crest Apartments                                                  90.00%      12/1/01                      -
 20   20 E. 46th Street                                7,089   8/31/03        95.48%      11/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.                                                 94.34%     10/30/01                      -
 22   Walden Landing Apts.                                                    90.83%      1/14/02                      -
 23   Brighton Office Center                          10,264  12/31/05       100.00%      11/9/01                  2,597
 24   East Gate Square Shopping Center - Ph. IV       25,000   5/31/12       100.00%      1/23/02                  1,245
 25   Londonderry Apartments                                                  97.50%      1/11/02                      -
---------------------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                                 10,620   3/31/10       100.00%       2/1/02                      -
 27   Commerce & Design Building                      12,294   7/31/04        99.23%       7/5/01                      -
 28   LaGuna Seca Shopping Center                     12,000   8/27/11        94.20%     11/14/01                      -
 29   Indio Plaza Shopping Center                      6,000   7/2/05         98.50%       9/1/01                      -
 30   Broadway Market Center                           6,338  12/31/06        98.40%      11/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                        2,800  12/19/04       100.00%      1/31/02                      -
 32   Town Center West                                 4,800   3/31/20        97.20%      11/1/01                      -
 33   Forest Place Apartments                                                 98.04%       2/1/02                      -
 34   College Club Apartments                                                 99.00%      10/2/01                      -
 35   Chatham Executive Center                         7,400   2/28/08        88.60%     10/20/01                      -
---------------------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham                                                    95.91%      9/15/01                      -
 37   Center @ Monocacy                                9,000  12/31/10        96.10%      11/2/01                      -
 38   Glendale Safeway Shopping Center                 5,260   2/28/06        93.50%      11/8/01                      -
 39   500 S. Gravers Road                                                    100.00%     10/16/01                    879
 40   Publix@ Laguna Isles                             1,800   4/30/06       100.00%     11/30/01                      -
---------------------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma                                             96.09%      9/12/01                      -
 42   Lakeview Terrace MHC                                                    92.50%     10/31/01                      -
 43   1044 Market                                                            100.00%     12/12/01                      -
 44   Longfellow Apartments                                                   96.48%      5/24/01                      -
 45   Timberview Apartments                                                   97.20%       7/2/01                      -
---------------------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments                                              97.10%      1/11/02                      -
 47   Eastlake Village                                 2,694  10/31/09        97.20%     11/26/01                    543
 48   The Grand Reserve                                                       96.00%      12/3/01                      -
 49   Trafalgar Plaza                                  6,678   7/31/07        95.21%       2/1/02                      -
 50   Fairfax Ridge                                    7,051   6/30/07       100.00%      11/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center                      2,550   3/10/06        94.90%      9/13/01                      -
 52   Costco Ground Lease                                                    100.00%       9/1/01                      -
 53   Brandon Mills Apartments                                                93.00%     11/30/01                 85,750
 54   Davie Self Storage                                                      89.10%     12/14/01                      -
 55   Campus Executive Office Park                     6,627  12/31/05        86.00%      11/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments                                                  100.00%       1/9/02                      -
 57   Kirkwood Apartments                                                     98.10%      1/11/02                      -
 58   Rosecrans Center                                 2,995   5/31/04        74.76%      2/11/02                    719
 59   Federal Heights SC                               3,606   8/31/10        95.40%     12/31/00                      -
 60   Washington Square                                2,482   2/28/04        96.80%       1/1/02                      -
---------------------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center                     10,000   7/15/10       100.00%       2/1/02                    658
 62   Courtyard by Marriott - Frederick                                       82.70%     12/31/01                      -
 63   Colonnade III Shopping Center                    6,240   9/30/06       100.00%     11/30/01                      -
 64   The Shops at Metro Station                       1,636   9/6/05        100.00%      1/10/02                      -
 65   Williamstown Shopping Center                    10,030  11/30/05       100.00%      6/30/01                      -
---------------------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments                                             94.30%      1/11/02                      -
 67   Blanco Market                                    2,880  11/30/06        90.70%     10/23/01                      -
 68   Mission Douglas Plaza                            5,000   9/30/05        97.18%     11/28/01                      -
 69   813 Diligence Drive                              7,700   8/31/02        92.58%      12/1/01                      -
 70   Heritage Square Shopping Center                 12,130   4/30/06       100.00%      6/11/01                      -
---------------------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments                                               96.80%      1/11/02                      -
 72   Lansdowne Village Apartments                                            96.20%      1/11/02                      -
 73   A-1 Self Storage Morena                                                 92.94%       9/1/01                      -
 74   2033 Chenault Office                             9,967  12/31/05        91.50%       9/1/01                      -
 75   289 Highland Avenue                                                    100.00%      2/20/02                      -
---------------------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments                                                96.70%     10/25/01                      -
 77   HEB-Gessner                                      4,000   7/30/05       100.00%     12/17/01                      -
 78   Heathertree II Apartments                                               94.30%       7/2/01                      -
 79   Plaza South                                      3,600   6/30/06        96.84%       1/9/02                    475
 80   Stratford Executive Park                         5,007   7/31/07        90.62%     12/31/01                      -
---------------------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                                3,268   1/31/10       100.00%      3/18/02                    292
 82   Westfield Arms                                                         100.00%       3/5/02                      -
 83   Vila Dian and Hillcrest                                                 74.23%      8/31/01                      -
 83a  Hillcrest Estates                                                       68.40%      8/31/01
 83b  Villa Diann                                                             97.20%      8/31/01
---------------------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                                            100.00%     10/17/00                      -
 85   Capitol Mobile Home Park                                                99.16%      9/30/01                      -
 86   Cullen Crossing                                  3,500  12/31/05        86.41%      12/1/01                      -
 87   Walgreens-Loveland                                                     100.00%     12/18/01                      -
 88   A-1 Self Storage Concord                                                92.93%      10/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC                                                 97.09%      11/1/01                      -
 90   Friends and Family Self Storage                                         86.20%      8/30/01                      -
 91   Village Green Apartments                                               100.00%      1/28/02                      -
 92   Novato MHP                                                             100.00%      7/31/01                      -
 93   Dogwood Creek Apartments                                               100.00%      1/26/02                      -
---------------------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II                                              88.60%      9/16/01                      -
 95   Storage Pro Richmond                                                    76.70%     10/25/01                      -
 96   Safeguard Self Storage # 15                                             90.34%      10/1/01                      -
 97   Spring Pine Apartments                                                  94.85%       1/2/02                      -
 98   National Boulevard Self Storage                                         96.00%     11/13/01                    339
---------------------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa                                           95.00%       9/1/01                      -
100   Memorial Park Mini-Storage                                              92.68%      10/2/01                      -
101   Shops at 41st Street                             1,804   2/28/04       100.00%      4/23/01                      -
102   Leland Plaza                                     1,200   4/1/06         97.00%     10/18/01                      -
103   Somerville & Cambridge                                                 100.00%      2/20/02                      -
---------------------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street                                                       100.00%      2/20/02
103b  109 Highland Avenue                                                    100.00%      2/20/02
104   A-1 Self Storage Cypress                                                93.60%       9/1/01                      -
105   Wynsong 12                                                             100.00%     10/17/01                      -
106   Walgreens - Brooklyn                                                   100.00%      9/10/01                      -
---------------------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                       6,152   5/4/11        100.00%      1/24/02                      -
108   Storage Pro Stockton                                                    90.24%     10/25/01                      -
109   Frederick Self Storage                                                  83.70%     11/27/01                      -
110   1211 Chestnut Street                             6,314   1/31/07        88.40%       3/1/02                      -
111   Dodge Professional Center                        4,983   9/30/05       100.00%      7/31/01                      -
---------------------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage                                                  86.00%      9/30/01                      -
113   Walgreen's                                                             100.00%      1/11/02                    124
114   Magnolia Mini Storage                                                   89.52%      11/1/01                      -
115   3301 M Street                                                          100.00%       2/1/02                      -
116   Fort Knox SS-Leesburg                                                   79.50%     10/18/01                      -
---------------------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead                                   87.15%      12/1/01                      -
118   CVS-Pleasant Valley                                                    100.00%      9/12/01                      -
119   101 Shoreline Office                             7,000   9/30/11        92.59%      6/27/01                      -
120   Ayres Self Storage                                                      90.50%      11/7/01                      -
121   Washington Ave Office                            4,027   4/1/07         95.40%     10/25/01                      -
---------------------------------------------------------------------------------------------------------------------------
122   Scott's Corner                                   4,500   10/1/03        92.20%      7/17/01                      -
123   Wal-Mart Center                                  3,200   9/30/06       100.00%      10/1/01                      -
124   Firwood Apartments                                                      95.09%      10/3/01                      -
125   Texan Storage                                                           83.95%     12/13/01                      -
126   Sure Lock (2) Self Storage                                              79.00%      1/23/02                      -
---------------------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                           2,120  12/31/02        92.97%     12/18/01                      -
128   Park Colony Apartments                                                  96.50%       1/3/02                      -
129   Sycamore Villa MHC                                                     100.00%     10/31/01                      -
130   Cromwell Bridge                                  3,779   3/31/05       100.00%       9/1/01                      -
131   Eckerd-Sterling                                                        100.00%     12/12/01                      -
---------------------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick                                                     83.70%     11/25/01                      -
133   Sure Lock (1) Self Storage                                              76.34%     12/29/01                      -
134   A1A Self Storage                                                        96.80%     10/25/01                      -
135   KenilWest Office Building                        3,118  12/31/06       100.00%      10/1/01                      -
136   Safeguard Storage #13                                                   85.50%      10/1/01                      -
---------------------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14                                              74.79%      10/1/01                      -

TABLE CONTINUED

                                                           ONGOING
                                                     ACTUAL REPLACEMENT      UPFRONT    MONTHLY   MONTHLY TAX    MONTHLY INSURANCE
 ID         PROPERTY NAME                                 RESERVES            TI/LC      TI/LC       ESCROW            ESCROW
------------------------------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway                                                -           -         -              -                    -
  2   Scholls Ferry Boulevard                                        3,352           -    17,981         34,567                3,237
  3   Fresh Pond Shopping Center                                         -           -    13,800         57,966                4,146
  4   Plaza at Cedar Hill-MCA                                        3,750   1,022,500     2,500         58,649                4,837
  5   Inverrary Gardens                                             10,688           -         -         40,252               17,239
------------------------------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                                               2,945           -     7,555         56,109                4,523
  7   38 Chauncy Street                                              2,192     360,484    16,384         37,198                1,710
  8   Rookwood Office Tower                                              - 190,000 (LOC)       -    36,982 (LOC)                   -
  9   Gates of Arlington                                             9,690           -         -         21,797                    -
 10   Potomac Place Shopping Center                                  1,523     166,000         -         22,970                    -
------------------------------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments                                    10,975           -         -         17,266                6,672
 12   801 Travis Street                                              2,750           -         -         47,290                    -
 13   Sudley North Office Center                                     3,142           -    27,530         19,326                3,898
 13a  7869 Ashton Ave.
 13b  7848 Donegan Drive
------------------------------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.
 13d  7698 Donegan Drive
 13e  7701 Donegan Drive
 14   Culver Center                                                  2,165      87,780     4,430         14,833                    -
 15   Grande Promenade                                               1,553           -     8,454          5,375                2,155
------------------------------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                                                 1,325           -     2,865         21,685                  769
 17   438 Summit Avenue                                              1,997           -    14,825         26,492                5,914
 18   London Park Towers Apartments                                      -           -         -         16,574                3,930
 19   Eagle Crest Apartments                                         9,750           -         -         18,474                4,334
 20   20 E. 46th Street                                              1,495      46,690    16,705         44,774                1,867
------------------------------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.                                        5,600           -         -          6,413                2,514
 22   Walden Landing Apts.                                           3,000           -         -         11,290                4,969
 23   Brighton Office Center                                         2,597           -         -              -                    -
 24   East Gate Square Shopping Center - Ph. IV                      1,245       4,406     4,406         27,631                1,427
 25   Londonderry Apartments                                             -           -         -         23,227                3,999
------------------------------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                                                1,465           -     5,833         18,295                  722
 27   Commerce & Design Building                                     3,530           -     7,833         10,669                    -
 28   LaGuna Seca Shopping Center                                    1,465       7,500     3,444         11,667                2,250
 29   Indio Plaza Shopping Center                                    1,396      22,618     1,500          5,295                    -
 30   Broadway Market Center                                         2,095           -     3,275         13,737                1,100
------------------------------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                                      1,117           -     3,423          4,890                1,487
 32   Town Center West                                                 990      15,790         -         11,899                1,746
 33   Forest Place Apartments                                        6,933           -         -         10,291                5,151
 34   College Club Apartments                                        2,000           -         -         10,417                1,731
 35   Chatham Executive Center                                       1,584           -     6,599         11,367                1,167
------------------------------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham                                             730           -         -          2,265                  729
 37   Center @ Monocacy                                              1,695           -     6,250          7,888                1,692
 38   Glendale Safeway Shopping Center                               2,758           -     3,576         13,870                  776
 39   500 S. Gravers Road                                              879       5,917     5,917          4,622                  578
 40   Publix@ Laguna Isles                                             870           -     3,241         14,082                1,803
------------------------------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma                                    5,175           -         -          5,138                3,900
 42   Lakeview Terrace MHC                                           1,510           -         -          6,278                1,483
 43   1044 Market                                                    1,420           -     2,140         18,444                1,981
 44   Longfellow Apartments                                          4,845           -         -         12,776                    -
 45   Timberview Apartments                                          4,870           -         -         14,163                    -
------------------------------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments                                         -           -         -         12,324                4,120
 47   Eastlake Village                                                 543       3,542     3,542         10,160                1,677
 48   The Grand Reserve                                              2,335           -         -          9,333                1,360
 49   Trafalgar Plaza                                                1,845      42,578     7,875         15,227                1,473
 50   Fairfax Ridge                                                  1,190           -     5,000          9,099                  789
------------------------------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center                                      830           -     2,342          4,715                  634
 52   Costco Ground Lease                                                -           -         -              -                    -
 53   Brandon Mills Apartments                                       5,000           -         -         15,315                4,120
 54   Davie Self Storage                                             1,150           -         -          6,611                2,431
 55   Campus Executive Office Park                                   1,280           -    10,232          7,409                2,396
------------------------------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments                                          2,850           -         -          4,067                  646
 57   Kirkwood Apartments                                                -           -         -         19,680                6,378
 58   Rosecrans Center                                                 719       3,000     3,000          4,739                    -
 59   Federal Heights SC                                               470     111,308     3,685          6,763                  708
 60   Washington Square                                                625           -     2,400          6,617                1,131
------------------------------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center                                      658           -         -          3,942                  651
 62   Courtyard by Marriott - Frederick                             10,150           -         -          4,660                2,174
 63   Colonnade III Shopping Center                                    785     100,000     4,220          8,797                  909
 64   The Shops at Metro Station                                       504           -     1,259          3,144                  967
 65   Williamstown Shopping Center                                   1,586           -     4,410         10,578                2,122
------------------------------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments                                        -           -         -          9,611                2,116
 67   Blanco Market                                                    325           -     1,985         10,088                  610
 68   Mission Douglas Plaza                                          1,090           -     3,100          3,198                  995
 69   813 Diligence Drive                                            1,402     200,000     5,139          6,393                  350
 70   Heritage Square Shopping Center                                1,540           -     4,860          9,833                1,333
------------------------------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments                                          -           -         -         11,990                2,102
 72   Lansdowne Village Apartments                                       -           -         -         12,079                2,436
 73   A-1 Self Storage Morena                                            -           -         -          5,458                    -
 74   2033 Chenault Office                                             960           -     3,010          6,917                  545
 75   289 Highland Avenue                                              938           -         -          4,290                  677
------------------------------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments                                       2,710           -         -          3,602                    -
 77   HEB-Gessner                                                      605      25,365     2,847          3,592                1,647
 78   Heathertree II Apartments                                      2,755           -         -          3,259                    -
 79   Plaza South                                                      475       2,296     2,296          3,068                3,002
 80   Stratford Executive Park                                       1,005           -     4,568          4,583                  324
------------------------------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                                                292       1,083     1,083         13,500                1,154
 82   Westfield Arms                                                 1,000           -         -          4,492                1,246
 83   Vila Dian and Hillcrest                                        5,090           -         -          8,152                1,250
 83a  Hillcrest Estates
 83b  Villa Diann
------------------------------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                                      181           -         -              -                    -
 85   Capitol Mobile Home Park                                         495           -         -          4,415                  247
 86   Cullen Crossing                                                  435     242,751     2,275          5,934                  512
 87   Walgreens-Loveland                                               190           -         -              -                    -
 88   A-1 Self Storage Concord                                           -           -         -          4,347                    -
------------------------------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC                                        1,660           -         -          3,608                  900
 90   Friends and Family Self Storage                                1,575           -         -          7,683                1,552
 91   Village Green Apartments                                       4,225           -         -          4,347                2,906
 92   Novato MHP                                                         -           -         -          1,495                  225
 93   Dogwood Creek Apartments                                       3,200           -         -          3,349                1,426
------------------------------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II                                       780           -         -          6,057                1,086
 95   Storage Pro Richmond                                             750           -         -          4,882                    -
 96   Safeguard Self Storage # 15                                      715           -         -          1,251                1,063
 97   Spring Pine Apartments                                         2,833           -         -          5,405                1,998
 98   National Boulevard Self Storage                                  339       7,121         -          3,525                  579
------------------------------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa                                      -           -         -          3,581                    -
100   Memorial Park Mini-Storage                                       850           -         -          8,420                1,137
101   Shops at 41st Street                                             230           -     1,150          4,195                1,061
102   Leland Plaza                                                     490           -       210          2,292                  724
103   Somerville & Cambridge                                         1,479           -         -          4,541                2,273
------------------------------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street
103b  109 Highland Avenue
104   A-1 Self Storage Cypress                                           -           -         -          3,011                    -
105   Wynsong 12                                                         -           -         -              -                    -
106   Walgreens - Brooklyn                                             220           -         -              -                    -
------------------------------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                                       330           -     1,230          3,461                  559
108   Storage Pro Stockton                                             795           -         -          3,875                    -
109   Frederick Self Storage                                         1,180           -         -          5,096                  430
110   1211 Chestnut Street                                           1,683           -    10,269          5,460                2,195
111   Dodge Professional Center                                        650           -     2,810          5,275                  400
------------------------------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage                                           640           -         -          1,508                  459
113   Walgreen's                                                       124           -         -              -                    -
114   Magnolia Mini Storage                                          1,125           -         -          3,873                  950
115   3301 M Street                                                    250           -       323          1,258                  793
116   Fort Knox SS-Leesburg                                            705           -         -          3,871                  345
------------------------------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead                              -           -         -          1,830                  594
118   CVS-Pleasant Valley                                              130           -         -              -                    -
119   101 Shoreline Office                                           1,130           -     6,465          8,642                1,369
120   Ayres Self Storage                                               845           -         -          1,779                1,592
121   Washington Ave Office                                              -           -         -          4,228                  763
------------------------------------------------------------------------------------------------------------------------------------
122   Scott's Corner                                                     -           -         -          2,526                  449
123   Wal-Mart Center                                                  300 100,000 (LOC)       -          1,250                  293
124   Firwood Apartments                                             2,550           -         -          4,413                1,251
125   Texan Storage                                                    785           -         -          6,293                1,368
126   Sure Lock (2) Self Storage                                       910           -         -          6,067                  652
------------------------------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                                           405      35,000     2,430          2,746                  342
128   Park Colony Apartments                                         2,230           -         -          4,284                2,925
129   Sycamore Villa MHC                                               360           -         -          2,583                    -
130   Cromwell Bridge                                                  500           -         -          2,118                  250
131   Eckerd-Sterling                                                    -           -         -          3,615                  175
------------------------------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick                                              705           -         -          1,850                  305
133   Sure Lock (1) Self Storage                                       860           -         -          6,122                  529
134   A1A Self Storage                                                 460           -         -          1,885                  567
135   KenilWest Office Building                                          -           -         -          1,903                  236
136   Safeguard Storage #13                                            730           -         -          1,083                1,145
------------------------------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14                                       585           -         -          1,093                1,642

TABLE CONTINUED

                                                      UPFRONT      ENVIRONMENTAL
                                                    ENGINEERING        REPORT       ENGINEERING    APPRAISAL
 ID         PROPERTY NAME                             RESERVE           DATE        REPORT DATE    AS-OF DATE
---------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway                                       -          12/4/01        11/6/01     10/29/01
  2   Scholls Ferry Boulevard                                   -         12/31/01       12/31/01     12/21/01
  3   Fresh Pond Shopping Center                           18,250          12/6/01       11/30/01      12/5/01
  4   Plaza at Cedar Hill-MCA                                   -         11/30/01       12/19/01     11/25/01
  5   Inverrary Gardens                                    78,125          2/14/02        2/14/02      2/20/02
---------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                                          -          4/23/01         5/7/01       9/1/01
  7   38 Chauncy Street                                         -          7/10/01         7/9/01      6/27/01
  8   Rookwood Office Tower                                     -          4/26/01        4/26/01      7/11/01
  9   Gates of Arlington                                   12,000         10/31/01       11/13/01       9/7/01
 10   Potomac Place Shopping Center                        43,681         12/27/01         2/1/02      12/1/01
---------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments                           39,938          8/15/01        8/15/01       2/1/02
 12   801 Travis Street                                         -          10/5/01        10/8/01      9/28/01
 13   Sudley North Office Center                                -          1/24/02        1/24/02      1/30/02
 13a  7869 Ashton Ave.                                                     1/24/02        1/24/02      1/30/02
 13b  7848 Donegan Drive                                                   1/24/02        1/24/02      1/30/02
---------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.                                                     1/24/02        1/24/02      1/30/02
 13d  7698 Donegan Drive                                                   1/24/02        1/24/02      1/30/02
 13e  7701 Donegan Drive                                                   1/24/02        1/24/02      1/30/02
 14   Culver Center                                        60,625         11/29/01       11/30/01     11/27/01
 15   Grande Promenade                                     11,250           2/8/02        2/11/02      2/11/02
---------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                                            -           8/6/01        7/30/01      6/12/01
 17   438 Summit Avenue                                    21,250         12/27/01       12/27/01     12/10/01
 18   London Park Towers Apartments                             -         11/28/01       11/28/01     11/20/01
 19   Eagle Crest Apartments                               10,625          8/13/01        1/29/02      1/24/02
 20   20 E. 46th Street                                    25,625          11/5/01        11/7/01      11/1/01
---------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.                              10,250         10/10/01       10/11/01      9/27/01
 22   Walden Landing Apts.                                      -          1/29/02        1/29/02      1/24/02
 23   Brighton Office Center                                9,750          9/27/01       11/16/01       9/6/01
 24   East Gate Square Shopping Center - Ph. IV                 -          1/29/02         6/8/01       6/6/01
 25   Londonderry Apartments                                    -         11/29/01       11/29/01     11/19/01
---------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                                     238,969          7/28/00        7/21/00      7/17/00
 27   Commerce & Design Building                            5,025          7/17/01        7/17/01      7/17/01
 28   LaGuna Seca Shopping Center                           1,744          11/7/01        11/7/01      11/4/01
 29   Indio Plaza Shopping Center                               -           6/6/01         6/4/01      5/27/01
 30   Broadway Market Center                                2,500         10/29/01       10/22/01     10/14/01
---------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                                 -         12/26/01       12/26/01     12/13/01
 32   Town Center West                                          -          2/14/01       12/26/00       3/5/01
 33   Forest Place Apartments                              61,413          1/18/02        1/24/02      1/15/02
 34   College Club Apartments                               1,906          10/2/01       10/24/01     10/15/01
 35   Chatham Executive Center                              9,000          12/7/01        12/6/01      12/5/01
---------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham                                      -          8/24/01        8/29/01      8/28/01
 37   Center @ Monocacy                                         -         11/19/01       11/19/01     11/20/01
 38   Glendale Safeway Shopping Center                      3,750           4/9/01        1/30/02     12/12/01
 39   500 S. Gravers Road                                       -         11/12/01       11/12/01     10/26/01
 40   Publix@ Laguna Isles                                      -         12/19/01       12/26/01       1/3/02
---------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma                               -           8/6/01       10/18/01       8/1/01
 42   Lakeview Terrace MHC                                200,960         12/12/01       12/11/01     12/13/01
 43   1044 Market                                          23,086         12/13/01       11/27/01     11/28/01
 44   Longfellow Apartments                                96,813          7/17/01        7/17/01      4/30/01
 45   Timberview Apartments                                 8,750          7/17/01        7/17/01      4/30/01
---------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments                            3,750         11/29/01       11/29/01     11/20/01
 47   Eastlake Village                                          -         11/14/01       12/15/01     11/26/01
 48   The Grand Reserve                                    18,750         11/29/01        12/3/01     10/19/01
 49   Trafalgar Plaza                                      27,484           8/8/01        7/25/01      7/13/01
 50   Fairfax Ridge                                        35,588         10/10/01       12/10/01      12/3/01
---------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center                               -          10/8/01        10/2/01      10/5/01
 52   Costco Ground Lease                                       -          9/25/01            N/A       9/7/01
 53   Brandon Mills Apartments                            105,103           1/8/02        1/10/02       1/8/02
 54   Davie Self Storage                                        -          3/14/01        3/14/01       3/5/01
 55   Campus Executive Office Park                         19,259         12/13/01       11/16/01      12/7/01
---------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments                                     -         12/17/01       12/17/01     12/11/01
 57   Kirkwood Apartments                                  41,813         11/30/01       11/29/01     11/19/01
 58   Rosecrans Center                                      2,813          2/11/02        1/16/02       1/9/02
 59   Federal Heights SC                                        -         12/13/00       12/15/00       4/1/01
 60   Washington Square                                         -          9/17/01        9/10/01       9/5/01
---------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center                               -          3/13/02         2/1/02       3/1/02
 62   Courtyard by Marriott - Frederick                     4,125          9/14/01        9/13/01      9/24/01
 63   Colonnade III Shopping Center                             -          8/29/01        8/28/01      8/18/01
 64   The Shops at Metro Station                                -          1/29/02        1/29/02      1/11/02
 65   Williamstown Shopping Center                         17,500           8/7/01         8/7/01      8/16/01
---------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments                          24,125         11/29/01       11/29/01     11/20/01
 67   Blanco Market                                             -         10/30/01        11/5/01     10/31/01
 68   Mission Douglas Plaza                                22,125          12/3/01        12/3/01     11/23/01
 69   813 Diligence Drive                                   6,250           1/9/02         1/9/02      11/9/01
 70   Heritage Square Shopping Center                     366,438          9/25/01        9/28/01      9/14/01
---------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments                                 -         11/29/01       11/29/01     11/20/01
 72   Lansdowne Village Apartments                          7,500         11/30/01       11/30/01     11/19/01
 73   A-1 Self Storage Morena                                   -         10/29/01       10/24/01      11/1/01
 74   2033 Chenault Office                                 27,094         10/15/01        10/8/01      10/2/01
 75   289 Highland Avenue                                     500          8/17/01        8/23/01       6/7/01
---------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments                             71,875          7/17/01        7/17/01      3/12/01
 77   HEB-Gessner                                               -         10/26/01       10/25/01     10/29/01
 78   Heathertree II Apartments                            78,750          7/17/01        7/17/01      3/12/01
 79   Plaza South                                               -          1/10/02        1/10/02       1/9/02
 80   Stratford Executive Park                              3,125          11/9/01        11/9/01     11/15/01
---------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                                         -         12/27/01       11/27/01     11/19/01
 82   Westfield Arms                                       40,000         12/10/01       12/10/01     12/18/01
 83   Vila Dian and Hillcrest                             129,125          9/13/01        9/17/01      9/11/01
 83a  Hillcrest Estates                                                    9/13/01        9/17/01      9/11/01
 83b  Villa Diann                                                          9/13/01        9/17/01      9/11/01
---------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                               -         12/17/01       11/30/01     11/26/01
 85   Capitol Mobile Home Park                             23,594          7/25/01        7/25/01      8/20/01
 86   Cullen Crossing                                           -          1/31/01        1/31/01      1/27/01
 87   Walgreens-Loveland                                    1,438         12/18/01       12/19/01     12/11/01
 88   A-1 Self Storage Concord                                  -          9/17/01        8/27/01      8/30/01
---------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC                              24,913          11/6/01       10/28/01      11/5/01
 90   Friends and Family Self Storage                           -          9/10/01         9/4/01       9/5/01
 91   Village Green Apartments                             48,750         12/27/01       12/28/01     12/26/01
 92   Novato MHP                                                -           8/5/01         8/7/01      4/26/01
 93   Dogwood Creek Apartments                             41,625          12/4/01        12/5/01      12/3/01
---------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II                              645         10/11/01        6/14/01       6/7/01
 95   Storage Pro Richmond                                  4,375          10/1/01        9/25/01      9/19/01
 96   Safeguard Self Storage # 15                          11,625          11/1/01        11/2/01     10/31/01
 97   Spring Pine Apartments                                3,125         11/14/01       11/14/01     10/24/01
 98   National Boulevard Self Storage                           -         11/13/01       11/12/01     11/22/01
---------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa                             -         10/25/01       10/25/01      11/1/01
100   Memorial Park Mini-Storage                                -          8/22/01        8/21/01      8/21/01
101   Shops at 41st Street                                      -         12/14/00       12/28/00       1/9/01
102   Leland Plaza                                          2,500         10/12/01        10/8/01      10/8/01
103   Somerville & Cambridge                               11,188          8/16/01        8/17/01      Various
---------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street                                                     8/16/01        8/17/01       6/7/01
103b  109 Highland Avenue                                                  8/16/01        8/17/01       6/7/01
104   A-1 Self Storage Cypress                                  -         10/29/01       10/25/01     10/25/01
105   Wynsong 12                                                -          6/22/00        6/22/00      6/10/00
106   Walgreens - Brooklyn                                      -          8/22/01        9/10/01      8/22/01
---------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                            2,500          6/27/01        6/26/01      6/25/01
108   Storage Pro Stockton                                  1,250          9/28/01        9/24/01      9/20/01
109   Frederick Self Storage                               17,688         10/26/01       10/29/01      11/1/01
110   1211 Chestnut Street                                110,000           9/7/01         9/7/01      8/21/01
111   Dodge Professional Center                            26,058          7/26/01        4/25/01      4/25/01
---------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage                                7,500          10/1/01        9/27/01      10/9/01
113   Walgreen's                                                -          1/18/02        1/18/02       1/4/02
114   Magnolia Mini Storage                                 3,463         10/26/01       10/25/01     10/23/01
115   3301 M Street                                        20,000         12/17/01       12/17/01     12/19/01
116   Fort Knox SS-Leesburg                                     -         10/29/01       10/29/01      11/2/01
---------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead                     -         10/26/01       10/23/01     11/15/01
118   CVS-Pleasant Valley                                       -          9/14/01        9/18/01      9/12/01
119   101 Shoreline Office                                 31,800          7/20/01        7/18/01      7/23/01
120   Ayres Self Storage                                        -         11/29/01       12/12/01     11/29/01
121   Washington Ave Office                                 5,000          11/8/01        11/8/01     11/20/01
---------------------------------------------------------------------------------------------------------------
122   Scott's Corner                                        2,500           8/6/01         8/6/01       7/8/01
123   Wal-Mart Center                                           -          11/7/01        11/7/01      12/7/01
124   Firwood Apartments                                  300,000         10/15/01       10/12/01      10/8/01
125   Texan Storage                                         3,938         10/31/01       10/31/01     10/24/01
126   Sure Lock (2) Self Storage                            5,744         11/27/01       11/16/01     11/23/01
---------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                                    -         12/11/01       12/11/01      12/7/01
128   Park Colony Apartments                                4,438          12/5/01        12/6/01      12/5/01
129   Sycamore Villa MHC                                        -         10/31/01        11/1/01      11/8/01
130   Cromwell Bridge                                      17,969          8/28/01         9/4/01      9/10/01
131   Eckerd-Sterling                                           -          12/5/01        12/6/01      12/7/01
---------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick                                   4,735         10/26/01       10/29/01      11/1/01
133   Sure Lock (1) Self Storage                            7,843         11/27/01       11/27/01     11/23/01
134   A1A Self Storage                                      8,695         10/29/01       10/29/01     11/25/01
135   KenilWest Office Building                            99,938         10/23/01       10/15/01     10/30/01
136   Safeguard Storage #13                                16,125          11/1/01        11/2/01     10/31/01
---------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14                           15,875          11/1/01        11/2/01     10/31/01

TABLE CONTINUED

 ID         Property Name                          SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
  1   15555 Lundy Parkway                          Ford Motor Land Development Corporation
  2   Scholls Ferry Boulevard                      Barry Cain; Steven J. Olivia
  3   Fresh Pond Shopping Center                   Nishan Atinizian, Kevork Atinizian
  4   Plaza at Cedar Hill-MCA                      Eric Brauss, Dr. Doug Barnes
  5   Inverrary Gardens                            Leslie, Adam, Jason Schlesinger
------------------------------------------------------------------------------------------------------------------------------------
  6   Cameron Crossing                             Hunt Properties, Inc.
  7   38 Chauncy Street                            CPK, Inc., Joseph S. Lesser
  8   Rookwood Office Tower                        Jeffrey R. Anderson, SGI, Inc, Raymond Sheakley
  9   Gates of Arlington                           Doubletree I GP Inc., NHP Gates of Arlington Associates, LP,
                                                     NHP Southwest Partners LP, Albuquerque Whaler 95-HJV LP
 10   Potomac Place Shopping Center                Shelton Zuckerman; Ellen Sigal
------------------------------------------------------------------------------------------------------------------------------------
 11   Highland Greens Apartments                   Daniel Miles, GMD Investments, Andrew Bauman, Kendall Doble
 12   801 Travis Street                            RS Commercial Property Fund, LLC
 13   Sudley North Office Center                   Bresler & Reiner, Inc.
 13a  7869 Ashton Ave.
 13b  7848 Donegan Drive
------------------------------------------------------------------------------------------------------------------------------------
 13c  7699 Ashton Ave.
 13d  7698 Donegan Drive
 13e  7701 Donegan Drive
 14   Culver Center                                Frederick M. Nicholas
 15   Grande Promenade                             Afshin Ghazi; George Cornelson III
------------------------------------------------------------------------------------------------------------------------------------
 16   Tri-City Plaza                               Sixth Venture, LLC, New First Hartford Realty Corp, Neil Ellis, David Levy
 17   438 Summit Avenue                            Charles Kimmel; Philip Von Vort
 18   London Park Towers Apartments                Jack and Ina Kay
 19   Eagle Crest Apartments                       Sheldon Goldseker; Simon Goldseker
 20   20 E. 46th Street                            46 Group, LLC, Abercromby Property International
------------------------------------------------------------------------------------------------------------------------------------
 21   Centennial Valley Apts.                      James E. Lindsey, J.E. Lindsey Family, LP, Rutledge Properties, LP,
                                                     Centennial Valley, LLC
 22   Walden Landing Apts.                         Roy B. Walden, III, David S. Hathaway, Henry P. Persons, III, Brian B. Persons
 23   Brighton Office Center                       GE Capital
 24   East Gate Square Shopping Center - Ph. IV    Berwind Property Group, LTD.
 25   Londonderry Apartments                       Jack and Ina Kay
------------------------------------------------------------------------------------------------------------------------------------
 26   The Cornerstone                              Alan Fox
 27   Commerce & Design Building                   HMV/CD, LLC Four Sisters, Trulock Duplex and Palliser Furniture.
 28   LaGuna Seca Shopping Center                  Worth Williams
 29   Indio Plaza Shopping Center                  Joseph W. Rich, Rich Development Indio II, LLC, John Rich,
                                                     Indio Investment Group, LLC
 30   Broadway Market Center                       Scott Dabney
------------------------------------------------------------------------------------------------------------------------------------
 31   La Quinta Shopping Center                    Rosette Cadry
 32   Town Center West                             Robert W. Comstock, Daniel D. Crosser, Signal Hill Family Limited Partnership,
                                                     Barto Living Trust
 33   Forest Place Apartments                      John Burnette; Loyd Walker; Robert Beal
 34   College Club Apartments                      Thomas C. Proctor, Sr., Thomas Proctor, Jr., Walton McMichael
 35   Chatham Executive Center                     Brian M. Stolar, James A. Fieber
------------------------------------------------------------------------------------------------------------------------------------
 36   Storage USA- Fordham                         Steven Guttman, Evan Novenstein
 37   Center @ Monocacy                            Edward A. St. John, MIE Employee, LLLP, Julianne Wagner, NA
 38   Glendale Safeway Shopping Center             Alan C. Fox, Sungarden Greenback A Limited, Sungarden South LLC
 39   500 S. Gravers Road                          Michael O'Neill
 40   Publix@ Laguna Isles                         Flagship Investments I LLC
------------------------------------------------------------------------------------------------------------------------------------
 41   Campus Park Apts - Oklahoma                  Internacional Realty, Inc.
 42   Lakeview Terrace MHC                         Norman Polsky, Thomas J. Horner, Jr., Charles E. Helm
 43   1044 Market                                  Jack Dushey
 44   Longfellow Apartments                        Doubletree I GP, Inc, a Deleware Corporation, Timberview Management
                                                     Associates LP, NHP Southwest Partners, LP, Hall Financial Group
 45   Timberview Apartments                        Doubletree I GP, Inc, a Deleware Corporation, Timberview Management
                                                     Associates LP, NHP Southwest Partners, LP, Hall Financial Group
------------------------------------------------------------------------------------------------------------------------------------
 46   Top of the Hill Apartments                   Jack and Ina Kay
 47   Eastlake Village                             Steven Fogel
 48   The Grand Reserve                            Steven W. Corbett
 49   Trafalgar Plaza                              Steven Fischer, Mark Zand
 50   Fairfax Ridge                                A&A Investment Company, Inc., Bader Al Saad
------------------------------------------------------------------------------------------------------------------------------------
 51   Bonney Lake Shopping Center                  Peter W. Powell
 52   Costco Ground Lease                          Peter Consentino
 53   Brandon Mills Apartments                     CES Properties, Inc., N.A. Real Properties, Inc., C. Edward Springman,
                                                     Stanley L. Sidell
 54   Davie Self Storage                           BMS of Davie Inc, Victor Brown, Steven Brown, David Brown
 55   Campus Executive Office Park                 Angelo K. Tsakopoulos
------------------------------------------------------------------------------------------------------------------------------------
 56   Cedarfield Apartments                        Jeanne, Scott & Jeffrey Stosser
 57   Kirkwood Apartments                          Jack and Ina Kay
 58   Rosecrans Center                             Richard Pachulski
 59   Federal Heights SC                           Hunt Properties, Inc.
 60   Washington Square                            J. Scott Fawcett
------------------------------------------------------------------------------------------------------------------------------------
 61   Rock Spring Shopping Center                  Richard Rotner
 62   Courtyard by Marriott - Frederick            Peter H. Plamondon, Sr., Lorraine Plamondon, Peter H. Plamondon, Jr.,
                                                     James N. Plamondon
 63   Colonnade III Shopping Center                John P. Hooten
 64   The Shops at Metro Station                   Sheldon Goldseker; Simon Goldseker
 65   Williamstown Shopping Center                 Cornelis Gijsbertus de Jager
------------------------------------------------------------------------------------------------------------------------------------
 66   Wayne Manchester Apartments                  Jack and Ina Kay
 67   Blanco Market                                Blanco Market One LC, Herbert D Weitzman, TAC-B3, Ltd
 68   Mission Douglas Plaza                        Ronald A. Recht, Mark T. Burger
 69   813 Diligence Drive                          Eugene Levin; Marvin Friedberg
 70   Heritage Square Shopping Center              Robin Antar, Cynthia Ashkenazie, Debbie Betesh, Sharon Halan
------------------------------------------------------------------------------------------------------------------------------------
 71   Gateway Square Apartments                    Jack and Ina Kay
 72   Lansdowne Village Apartments                 Jack and Ina Kay
 73   A-1 Self Storage Morena                      Terrence R. Caster, Brian R. Caster and Denise M. Caster Trust,
                                                     A-1 Quality Developers, Inc.
 74   2033 Chenault Office                         William J. Harkinson, Harkinson Investment Corporation
 75   289 Highland Avenue                          Francis D. Privitera
------------------------------------------------------------------------------------------------------------------------------------
 76   Heathertree I Apartments                     Doubletree I GP, Inc., Heathertree Associates Limited Partnership,
                                                     NHP Southwest Partners LP, Hall Financial Group
 77   HEB-Gessner                                  Michael C Ainbinder, Barton L Duckworth
 78   Heathertree II Apartments                    Hall Financial Group, Doubletree II GP, Cameltree I Limited Partnership,
                                                     NHP Southwest Partners, LP
 79   Plaza South                                  Kenneth L. Templeton
 80   Stratford Executive Park                     Richard Anderson; Earl Slick
------------------------------------------------------------------------------------------------------------------------------------
 81   Eastchester Plaza                            Willchesster Holdings, LLC
 82   Westfield Arms                               John & Eva Wiley
 83   Vila Dian and Hillcrest                      Alvar Larson
 83a  Hillcrest Estates
 83b  Villa Diann
------------------------------------------------------------------------------------------------------------------------------------
 84   Walgreens - Temple City, CA                  Martin Suman, Sara Suman
 85   Capitol Mobile Home Park                     Dr. Sateesh Kumar Singh
 86   Cullen Crossing                              Herbert D. Weitzman, 6 Limited Partners
 87   Walgreens-Loveland                           Beta Corporation
 88   A-1 Self Storage Concord                     Terrance R. Caster
------------------------------------------------------------------------------------------------------------------------------------
 89   Mobile Aire Estates MHC                      Lee M. Kort, Michael H. Scott
 90   Friends and Family Self Storage              Norman Samuel
 91   Village Green Apartments                     Philip Welch; Marshall Allan
 92   Novato MHP                                   George A. Bertram, III, Sheila K. Bertram
 93   Dogwood Creek Apartments                     Abdullah M. Alshanteer; Taher Abu-Lebdeh; Reyad Sawafta; Ali Qunbar; Adnan Mjali
------------------------------------------------------------------------------------------------------------------------------------
 94   Burns Road Self Storage II                   Robert A McIntosh
 95   Storage Pro Richmond                         Stephen Mirabito, James Field, Robert Kretz
 96   Safeguard Self Storage # 15                  Bruce C. Roch, Jr., Kevin Langley, Shane Properties, Henri Favrot
 97   Spring Pine Apartments                       Michael Kaplan; Grover Hubley
 98   National Boulevard Self Storage              Paul K. Lee
------------------------------------------------------------------------------------------------------------------------------------
 99   A-1 Self Storage Kearney Mesa                Terrence R. Caster
100   Memorial Park Mini-Storage                   David Dominy, Kenneth B. Levenson, James T. Archibald, Marty D. Shofner
101   Shops at 41st Street                         Adir Shoshan, Amos Shoshan
102   Leland Plaza                                 Jon Vincent, James Stark
103   Somerville & Cambridge                       Francis D. Privitera
------------------------------------------------------------------------------------------------------------------------------------
103a  25-33 Lee Street
103b  109 Highland Avenue
104   A-1 Self Storage Cypress                     Terrence R. Caster
105   Wynsong 12                                   R. Jay Anthony
106   Walgreens - Brooklyn                         Bernard J Rosenshein, PSL Investments, Inc
------------------------------------------------------------------------------------------------------------------------------------
107   1116 West Arbrook Retail B                   Bill Morris
108   Storage Pro Stockton                         Stephen Mirabito, James Field, Robert Kretz
109   Frederick Self Storage                       Susan D. Moran, Richard P. Moran, Jr., F. Andrew Moran
110   1211 Chestnut Street                         Labe Twerski
111   Dodge Professional Center                    NP Dodge Company
------------------------------------------------------------------------------------------------------------------------------------
112   Mt. Kisco Self Storage                       J. Arnold Teasdale, Maxine Teasdale
113   Walgreen's                                   Lawrence Levine
114   Magnolia Mini Storage                        H. Keith Russell, Penny Russell
115   3301 M Street                                Ronald Grow; Samuel Stoleru; Harvey Kravetz; Steve Grow; Sarah Grow
116   Fort Knox SS-Leesburg                        Dennis Schraf, Richard P Moran, Jr., James J. McCarthy
------------------------------------------------------------------------------------------------------------------------------------
117   Green Valley Self Storage - Lake Mead        Alan L. Dees, Buddy E. Dees, Timothy H. Harris
118   CVS-Pleasant Valley                          Patrick Ransley, Joseph T. Kirchhoff, Susan Kirchhoff
119   101 Shoreline Office                         William Durrill, John Buckley
120   Ayres Self Storage                           Bruce F. Ayres, Jill Ayres
121   Washington Ave Office                        Washington Avenue LP, Mackenzie Properties
------------------------------------------------------------------------------------------------------------------------------------
122   Scott's Corner                               Scotts Corner LP II, MacKenzie Properties, Inc
123   Wal-Mart Center                              James H. Harrison, Robert S. Talbott, Michael McGuffin, William C. Slagle
124   Firwood Apartments                           Richard & Patricia Darner, Paul & Joy Perkins
125   Texan Storage                                Russel Walla
126   Sure Lock (2) Self Storage                   Leslie W. Griffith
------------------------------------------------------------------------------------------------------------------------------------
127   Waterman Medical Plaza                       Kevin  Golshan
128   Park Colony Apartments                       James Bedi, George Vettemthadathil
129   Sycamore Villa MHC                           Micheal Flesch, Robert Flesch
130   Cromwell Bridge                              Cromwell Bridge Road LP, MacKenzie Properties, Inc
131   Eckerd-Sterling                              Richard Silverman
------------------------------------------------------------------------------------------------------------------------------------
132   Fort Knox-Frederick                          Dennis Schraf, Richard P. Moran, Jr., James J. McCarthy
133   Sure Lock (1) Self Storage                   Leslie W. Griffith
134   A1A Self Storage                             Richard P. Moran, Jr., F. Andrew Moran, Michael Harrigan
135   KenilWest Office Building                    Kenilwest LP, Mackenzie Properties, Inc
136   Safeguard Storage #13                        Bruce C. Roch, Jr., Kevin J. Langley, Shane Properties, Henri Favrot
------------------------------------------------------------------------------------------------------------------------------------
137   Safeguard Self Storage #14                   Bruce  C Roch, Jr., Kevin J. Langley, Shane Properties LLC, Henri Favrot